                                                                    EXHIBIT 10.5










                         SECURED NOTE PURCHASE AGREEMENT

                                  BY AND AMONG


                                  VESPER S.A.,


                  ABN AMRO BANK N.V. AND QUALCOMM INCORPORATED,
                             AS INITIAL PURCHASERS,

                   THE BANKS AND OTHER ENTITIES LISTED HEREIN,
                                 AS PURCHASERS,

                               ARN AMRO BANK N.V.,
                            AS ADMINISTRATIVE AGENT,


                                       AND


                    TELEFONAKTIEBOLAGET LM ERICSSON (PUBL.),
                                  INDIVIDUALLY






                                DECEMBER 13, 1999

                                  $268,000,000


Confidential Treatment Requested. Confidential portions of this document have been omitted and filed separately with the Securities and Exchange Commission.

                                TABLE OF CONTENTS

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ARTICLE I DEFINITIONS AND RELATED MATTERS......................................................................2
              Section 1.1  Defined Terms Generally.............................................................2
              Section 1.2  Definitions.........................................................................2
              Section 1.3  Related Matters....................................................................13
              Section 1.4  Determinations.....................................................................13

ARTICLE II PURCHASE OF NOTES..................................................................................14
              Section 2.1  Notes..............................................................................14
                    (a)    Notes Generally....................................................................14
                    (b)    Types of Notes; Minimum Amounts; Frequency of Issuances............................14
                    (c)    Notice of Issuance.................................................................14
                    (d)    Issuance...........................................................................15
              Section 2.2  Use of Proceeds....................................................................16
              Section 2.3  Interest; Interest Periods; Continuation/Conversion................................17
                    (a)    Interest Rate and Payment..........................................................17
                    (b)    Interest Periods and Minimum Amounts...............................................18
                    (c)    Continuation/Conversion............................................................18
                    (d)    Computations.......................................................................19
                    (e)    Maximum Lawful Rate of Interest....................................................19
              Section 2.4  Fees...............................................................................20
                    (a)    Fees...............................................................................20
                    (b)    Fees Non-Refundable................................................................20
              Section 2.5  Increase, Termination and Reduction of Commitments.................................20
                    (a)    Tag-Along Rights/Commitment Increase Agreement.....................................20
              Section 2.6  Repurchase; Maturity...............................................................22
                    (a)    Mandatory Repurchase...............................................................22
                    (b)    Excess Principal Amount Repurchase.................................................23
                    (c)    Mandatory Partial Repurchase.......................................................23
                    (d)    Voluntary Repurchase...............................................................24
                    (e)    Repurchase Generally...............................................................24
                    (f)    Maturity...........................................................................24
              Section 2.7  Conversion of Notes into Exchange Debt.............................................24
              Section 2.8  Manner of Payment..................................................................25
                    (a)    Payment Generally..................................................................25
                    (b)    Indemnification by the Company.....................................................25
                    (c)    Payment by the Company or any Designated Repurchaser...............................26
                    (d)    Date of Payment....................................................................26
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                    Qualcomm/Ericsson Note Purchase Agreement
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                    (e)    Payments Set Aside.................................................................26
              Section 2.9  Pro Rata Treatment.................................................................27
              Section 2.10 Mandatory Suspension and Conversion of Euro-Dollar Rate Notes......................28
              Section 2.11 Regulatory Changes.................................................................29
                    (a)    Increased Costs....................................................................29
                    (b)    Capital Costs......................................................................29
              Section 2.12 Taxes..............................................................................30
              Section 2.13 Compensation for Funding Losses....................................................31
              Section 2.14 Certificates Regarding Yield Protection, Etc. .....................................31
              Section 2.15 Applicable Purchasing Office; Discretion of Purchasers as to Manner of Funding.....32
              Section 2.16 No Set-Off Regarding Supply Agreement..............................................32

ARTICLE III CONDITIONS TO ISSUANCE............................................................................33
              Section 3.1  Closing Conditions.................................................................33
                    (a)    Common Terms Agreement.............................................................33
                    (b)    Fees and Expenses Paid.............................................................33
                    (c)    General............................................................................33
              Section 3.2  Conditions Precedent to Each Issuance..............................................33
                    (a)    Common Terms Agreement.............................................................34
                    (b)    Notice of Issuance.................................................................34
                    (c)    Delivery of Notes..................................................................34
                    (d)    Payment of Front End Fees..........................................................34
                    (e)    Issuances Prior to Completed Non-Recourse Assignment...............................34
                    (f)    Issuances for Interest Payments Prior to Non-Recourse Assignment...................34
                    (g)    Satisfaction of Conditions.........................................................35

ARTICLE IV REPRESENTATIONS AND WARRANTIES.....................................................................35

ARTICLE V COVENANTS OF THE COMPANY............................................................................35
              Section 5.1  Common Terms Agreement.............................................................35
              Section 5.2  Syndication Efforts................................................................35
              Section 5.3  Certain Regulatory Restrictions....................................................36

ARTICLE VI EVENTS OF DEFAULT..................................................................................37
              Section 6.1  Events of Default..................................................................37
              Section 6.2  Remedies...........................................................................37
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                    Qualcomm/Ericsson Note Purchase Agreement
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ARTICLE VII THE ADMINISTRATIVE AGENT, THE PROCEEDS COLLATERAL
              AGENT, THE PURCHASERS AND CO-AGENTS.............................................................38
              Section 7.1   Authorization and Action..........................................................38
              Section 7.2   Exculpation; Administrative Agent's Reliance; Etc. ...............................39
              Section 7.3   Administrative Agent and Affiliates...............................................39
              Section 7.4   Purchaser Credit Decision; Acknowledgment of Use of Proceeds Benefiting Ericsson..40
              Section 7.5   Indemnification...................................................................40
              Section 7.6   Successor Administrative Agent....................................................40
              Section 7.7   Purchaser Parties.................................................................41
              Section 7.8   Collateral and Guaranty Matters...................................................41
              Section 7.9   Payments; Availability of Funds; Certain Notices..................................44
              Section 7.10  Obligations of Purchaser Parties Several; Right to Initiate Judicial Proceedings..45
              Section 7.11  Co-Agents.........................................................................46
              Section 7.12  Global Note.......................................................................46
              Section 7.13  Common Terms Agreement; Paying Agency Agreement...................................47

ARTICLE VIII MISCELLANEOUS....................................................................................48
              Section 8.1   Expenses..........................................................................48
              Section 8.2   Indemnity.........................................................................49
              Section 8.3   Waivers; Amendments in Writing....................................................49
              Section 8.4   Cumulative Remedies; Failure or Delay.............................................51
              Section 8.5   Notices, Etc. ....................................................................51
              Section 8.6   Successors and Assigns; Etc. .....................................................51
              Section 8.7   Confidentiality...................................................................54
              Section 8.8   Governing Law.....................................................................55
              Section 8.9   Choice of Forum...................................................................55
              Section 8.10  Currency Equivalents; Judgment Currency...........................................56
              Section 8.11  Set-off...........................................................................56
              Section 8.12  Nature of Vesper Cayman SPV's Obligations.........................................57
              Section 8.13  Headings..........................................................................57
              Section 8.14  Severability......................................................................57
              Section 8.15  Survival of Agreements, Representations and Warranties............................57
              Section 8.16  Execution in Counterparts.........................................................57
              Section 8.17  Complete Agreement; Third-Party Beneficiaries.....................................57
              Section 8.18  No Fiduciary Duties or Partnership; Limitation of Liability, Etc. ................58
              Section 8.19  Securities Laws Matters...........................................................58
                    (a)     Nature of Notes...................................................................58
                    (b)     Certain Representations and Covenants.............................................58
              Section 8.20  Waiver of Immunity................................................................60
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                    Qualcomm/Ericsson Note Purchase Agreement
                                       iii



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             Section 8.21   English Language................................................................. 60
             Section 8.22   WAIVER OF TRIAL BY JURY.......................................................... 61


EXHIBITS

Exhibit A                             Form of Note
Exhibit B-l                           Form of Notice of Issuance
Exhibit B-2                           Form of Notice of Responsible Officers
Exhibit C                             Form of Proceeds Account Pledge Agreement
Exhibit D                             Form of Notice of Continuation/Conversion
Exhibit E                             Form of Commitment Increase Agreement
Exhibit F                             Form of Cancellation Certificate
Exhibit G-1                           Form of Non-Recourse Assignment and Acceptance
Exhibit G-2                           Form of Recourse Assignment and Acceptance




SCHEDULES

Schedule 1.1(a)                       Commitments
Schedule 1.1(b)                       Purchaser Information
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                   Qualcomm/Ericsson Note Purchase Agreement
                                       iv

                         SECURED NOTE PURCHASE AGREEMENT


         SECURED NOTE PURCHASE AGREEMENT, dated as of December 13, 1999 (as amended from time to time, the "Agreement"), by and among VESPER S.A., a sociedade anonima organized under the laws of Brazil (the "Company"); ABN AMRO BANK N.V. ("ABN AMRO") and QUALCOMM INCORPORATED ("Qualcomm"), as initial Purchasers (as defined below); the financial institutions and other entities that either now or in the future are parties hereto as Purchasers; ABN AMRO, as administrative agent for the Purchasers (in such capacity, ABN AMRO or any successor in such capacity is referred to herein as the "Administrative Agent") and TELEFONAKTIEBOLAGET LM ERICSSON (PUBL.) ("Ericsson"), individually.

                                    RECITALS

         A. The Company desires to issue notes to finance, among other things, the purchase price of telecommunications equipment and services to be supplied by Ericsson Telecomunicacoes S.A., a sociedad anonima organized under the laws of Brazil ("Ericsson Brazil") pursuant to the Ericsson Supply Agreement in connection with the initial buildout, ownership and operation of a switched fixed telephony network covering the 51 cities with populations greater than 200,000 in Region 1 of Brazil, as designated by the Instrument of Authorization for Operation of a Switched Fixed Telephone Service for the mode LOCAL and the Instrument of Authorization for Operation of a Switched Fixed Telephone Service for the mode NATIONAL LONG DISTANCE OF INTRA-REGIONAL SCOPE, each as entered into by and between the Agencia Nacional de Telecomunicacoes (National Telecommunications Agency) and the Company, under its prior name "Canbra Telefonica S.A.," on February 4, 1999 (as such instruments may be amended, and including the Data Licenses) (collectively, the "Project");


         B. ABN AMRO and Qualcomm, as Initial Purchasers, have agreed to purchase such notes on the terms and conditions set forth in this Agreement;

         C. In order to induce ABN AMRO to be an Initial Purchaser under this Agreement and to purchase Notes (as defined below), [***].

         D. To induce the Initial Purchasers and the other Purchasers to provide financing for the Project, the Company is, among other things, entering into (1) this Agreement, (2) the Common Terms Agreement (as defined below), (3) each of the Collateral Documents (as defined in the Common Terms Agreement) and (4) each of the Supply Agreements (as defined in the Common Terms Agreement).

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                   Qualcomm/Ericsson Note Purchase Agreement

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:


                                    ARTICLE I

                         DEFINITIONS AND RELATED MATTERS

         SECTION 1.1 DEFINED TERMS GENERALLY. All capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Common Terms Agreement (as defined below).

         SECTION 1.2 DEFINITIONS. The following terms with initial capital letters have the following meanings:

         "ABN AMRO" is defined in the Preamble.

         "ADDITIONAL COMMITMENT" means, for any Reload Event, the lesser of: (i) the Reload Amount and (ii) the Remaining Commitments minus Pro-Rata Funding Gap Financings.

         "ADJUSTED EURO-DOLLAR RATE" means, with respect to any day during any Interest Period, a rate per annum (rounded upwards, if necessary, to the next higher 1/100 of 1%) equal to (i) the applicable London Interbank Offered Rate for such Interest Period, divided by (ii) 1.00 minus the Euro-Dollar Reserve Requirement for such day (expressed as a decimal).

         "ADMINISTRATIVE AGENT" is defined in the Preamble.

         "ADMINISTRATIVE AGENT'S ACCOUNT" means the account of the Administrative Agent identified as such in Schedule 1.1(b), or such other account as the Administrative Agent may hereafter designate by notice to the Company, the Paying Agent and each other Purchaser Party.

         "ADMINISTRATIVE AGENT'S LETTER" means that certain letter dated as of the date hereof between the Company and the Administrative Agent.

         "ADMINISTRATIVE AGENT'S OFFICE" means the office of the Administrative Agent identified as such in Schedule 1.1(b), or such other office as the Administrative Agent may hereafter designate by notice to the Company, the Paying Agent and each other Purchaser Party.

         "AGENTS" means, collectively, the Administrative Agent, the Proceeds Collateral Agent, the Collateral Agent and the Co-Agents, if any, but does not include the Paying Agent.

         "AGREEMENT" is defined in the Preamble and includes all Schedules and Exhibits hereto.


                    Qualcomm/Ericsson Note Purchase Agreement
                                        2

         "APPLICABLE MARGIN" means, at any time, with respect to Euro-Dollar Rate Notes, 6% per annum and, with respect to Base Rate Notes, 5% per annum.

         "APPLICABLE PURCHASING OFFICE" means, with respect to any Purchaser,
(i) in the case of any payment with respect to Euro-Dollar Rate Notes, the Purchaser's Euro-Dollar Purchasing Office, and (ii) in the case of any payment with respect to Base Rate Notes or any other payment under the Note Documents, the Purchaser's Domestic Purchasing Office.

         "ASSIGNMENT" is defined in Section 8.6(b).

         "ASSIGNMENT AMOUNT" means, with respect to (a) Ericsson and ABN AMRO, the amount of a proposed Non-Recourse Assignment multiplied by (i) [***] until the aggregate amount of all Non-Recourse Assignments (including such proposed Non-Recourse Assignment) equals [***], and (ii) [***] thereafter and (b) Qualcomm, the amount of such proposed Non-Recourse Assignment multiplied by (i) [***] until the aggregate amount of all Non-Recourse Assignments (including such proposed Non-Recourse Assignment) equals [***], and (ii) [***] thereafter.

         "ASSIGNMENT AND ACCEPTANCE" means any Non-Recourse Assignment and Acceptance and any Recourse Assignment and Acceptance.

         "BASE RATE" means, for any day, the greater of (i) the average of interest rates per annum announced by the Reference Banks at their respective principal offices as their prime rate effective for that day, which rate may not be the lowest rate then being charged commercial borrowers by such Reference Banks, or (ii) the Federal Funds Rate in effect on such day plus 0.5% per annum. Any change in the Base Rate due to a change in such prime rate or the Federal Funds Rate shall be effective from and including the effective date of such change, respectively, in such prime rate or the Federal Funds Rate.

         "BASE RATE NOTE" means a Note, or portion thereof, that bears interest at a rate determined by reference to the Base Rate.

         "BRIDGE LOAN" means the loan facility agreement between the Company and Ericsson Brazil to be dated as of a date prior to the Closing Date and to be repaid on or prior to the Closing Date.

         "CANCELLATION CERTIFICATE" is defined in Section 2.5(f).

         "CLOSING DATE" means the date on which all conditions set forth in
Section 3.1 hereof have been satisfied or waived, but in no event later than December 17, 1999.

         "CO-AGENT" means any Purchaser or other Person designated from time to time by the Administrative Agent to act as the managing agent, documentation agent, co-arranger, syndication agent or co-agent or in any similar capacity with respect to this Agreement, to which

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.


                   Qualcomm/Ericsson Note Purchase Agreement
                                        3

Purchaser or other Person, in such capacity, Section 7.11 shall apply immediately upon such designation. The Paying Agent, in its capacity as such, shall not be a Co-Agent.

         "COLLATERAL Agent" means LaSalle Bank National Association, as collateral agent and common administrative agent under the Common Terms Agreement, and any successor thereto.

         "COMMERCIAL LAUNCH DATE" means the first date upon which the Company provides any telecommunications services to any Persons for which it reasonably anticipates the receipt of a fee in payment for such services.

         "COMMITMENT" means, with respect to any Purchaser, the amount set forth for such Purchaser as its "Commitment" in Schedule 1.1(a), as reduced, terminated or increased from time to time pursuant to the terms hereof and, with respect to Ericsson, as such Commitment may be established pursuant to Section 2.5.

         "COMMITMENT INCREASE AGREEMENT" is defined in Section 2.5(a)(ii).

         "COMMITMENT USAGE" means, at any time, (i) with respect to any Purchaser, the aggregate outstanding principal amount of all Notes held by such Purchaser (including, in the case of Qualcomm, any Exchange Debt issued to Qualcomm and, in the case of Ericsson, any Exchange Debt issued to Ericsson), and (ii) with respect to all Purchasers, the aggregate outstanding principal amount of all Notes held by all Purchasers (including any Exchange Debt issued to Ericsson or Qualcomm), in each case giving effect to Issuances of Notes then proposed.

         "COMMON TERMS AGREEMENT" means the Common Terms Agreement dated as of the date hereof by and among (i) the Company, (ii) Vesper Holding S.A., (iii) ABN AMRO and Harris Corporation, as Initial Facility Agents, (iv) the Pari Passu Facility Agents that may hereafter become parties thereto and (v) the Collateral Agent, as amended from time to time.

         "COMPANY" is defined in the Preamble.

         "COMPANY ACCOUNT" means the account information designated on Schedule
10.4 of the Common Terms Agreement.

         "CONVERSION PORTION" is defined in Section 2.7.

         "DESIGNATED REPURCHASER" means either (i) a single purpose, bankruptcy-remote Wholly-Owned Subsidiary of the Company that has capital sufficient to satisfy the obligation to repurchase Notes pursuant to a Mandatory Repurchase or a Mandatory Partial Repurchase, or (ii) a financial institution described in the definition of "Eligible Assignee" in the Common Terms Agreement.




                    Qualcomm/Ericsson Note Purchase Agreement
                                        4

         "DOMESTIC PURCHASING OFFICE" means the office, branch or Affiliate of any Purchaser identified in Schedule 1.1(b) as its Domestic Purchasing Office or such other office, branch or Affiliate as the Purchaser may hereafter designate as its Domestic Purchasing Office by notice to the Company and the Administrative Agent.

         "ERICSSON" is defined in the Preamble, and includes any successor.

         "ERICSSON ADDITIONAL COMMITMENT" means the amount equal to the product of the Additional Commitment multiplied by (a) [***] until such time as the aggregate Commitments hereunder equal [***] and (b) [***] thereafter, provided that if, after giving effect to such amount of Additional Commitment, the sum of
(i) the aggregate principal amount of Notes and Unused Commitments that are [***], (ii) the aggregate principal amount of Notes issued to Ericsson and Unused Commitments of Ericsson hereunder, and (iii) the aggregate principal amount of Exchange Debt issued to Ericsson exceeds [***], then the amount of the Ericsson Additional Commitment shall be reduced by an amount equal to such excess, provided further that the sum of the amounts in (i), (ii) and (iii) above shall not exceed, at any time, an amount equal to [***], unless Ericsson does not participate in a Non-Recourse Assignment initiated by Qualcomm as provided in Section 2.5(a).

         [***]

         "ERICSSON PARTY" means Ericsson or any of its Affiliates.

         [***]

         "EURO-DOLLAR BUSINESS DAY" means any Business Day on which commercial banks are open for international business (including dealings in interbank Dollar deposits) in London, England.

         "EURO-DOLLAR PURCHASING OFFICE" means the office, branch or Affiliate of any Purchaser identified in Schedule 1.1(b) as its Euro-Dollar Purchasing Office or such other office, branch or Affiliate as the Purchaser may hereafter designate as its Euro-Dollar Purchasing Office by notice to the Company and the Administrative Agent.

         "EURO-DOLLAR RATE NOTE" means any Note, or portion thereof, that bears interest at a rate determined by reference to an Adjusted Euro-Dollar Rate (and as to which a single Interest Period is applicable).

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.


                    Qualcomm/Ericsson Note Purchase Agreement
                                        5

         "EURO-DOLLAR RESERVE REQUIREMENT" means, with respect to any Euro-Dollar Rate Note and for any day, the maximum percentage (expressed as a decimal) at which reserves (including any marginal, supplemental, special or emergency reserves), without duplication, are required by the Federal Reserve Board to be maintained on such day by member banks of the Federal Reserve System with respect to eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Federal Reserve Board) (or in respect of any other category of liabilities that includes deposits by reference to which the interest rate on Euro-Dollar Rate Notes is determined or any category of extensions of credit or other assets that includes loans made or notes held by a non-United States office of any bank to United States residents). The Euro-Dollar Rate Notes and any other amounts payable by the Company under this Agreement or any other Note Document shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions, or offsets that may be available from time to time to any Purchaser under Regulation D or any comparable regulation.

         "EVENT OF Default" is defined in Section 6.1.

         "FEDERAL FUNDS RATE" means, for any day, the rate per annum (rounded upwards, if necessary, to the nearest 1/100th of 1%) equal to the weighted average of the rates of overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that if such rate is not so published for any day that is a Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Reference Banks on such day on such transactions as determined by the Administrative Agent.

         "FEDERAL RESERVE BOARD" means the Board of Governors of the Federal Reserve System.

         "FEE LETTERS" means, collectively, the Administrative Agent's Letter, the Proceeds Collateral Agent's Letter and the Purchasers' Fee Letter.

         "FEES" means, collectively, the fees described in the Fee Letters.

         "FRONT END FEES" is defined in the Administrative Agent's Letter.

         "GLOBAL NOTE" is defined in Section 7.12(a).

         "INITIAL ISSUANCE COMMITMENT" means, with respect to any Purchaser, the amount set forth for such Purchaser as its "Initial Issuance Commitment" in
Schedule 1.1(a).

         "INITIAL ISSUANCE DATE" means the date on which the first Issuance of Notes occurs.


                    Qualcomm/Ericsson Note Purchase Agreement
                                        6

         "INITIAL REPURCHASE DATE" means July 1, 2004.


         "INTEREST PAYMENT DATE" means the last day of March, June, September and December in each year, beginning March 31, 2000.

         "INTEREST PERIOD" means, subject to the next sentence, with respect to each EuroDollar Rate Note issued on any Issuance Date, the period commencing on the date specified in the related Notice of Issuance or Notice of Continuation/Conversion (or telephonic notice in lieu thereof) and ending one, two, three or six months thereafter, as the Company may elect pursuant to
Section 2.1(c) or 2.3(c), as applicable. Notwithstanding the foregoing: (a) if a Euro-Dollar Rate Note is continued, the Interest Period applicable to such Euro-Dollar Rate Note shall commence on the day on which the Interest Period applicable to such Euro-Dollar Rate Note ends; (b) any Interest Period applicable to a Euro-Dollar Rate Note (i) that would otherwise end on a day that is not a Euro-Dollar Business Day shall be extended to the next succeeding EuroDollar Business Day, unless such succeeding Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day or (ii) that begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Euro-Dollar Business Day of the calendar month;
(c) no Interest Period for any Note shall end after the stated maturity date of such Note and no Interest Period for any Note shall both commence prior to and end after the Initial Repurchase Date; and (d) for any Issuance subsequent (for purposes of this definition, a "Subsequent Issuance") to the first Issuance (for purposes of this definition, a "Benchmark Issuance") bearing an Interest Period of identical length, the initial Interest Period of such Subsequent Issuance shall end on the last day of the Interest Period for the Benchmark Issuance in effect on the date of such Subsequent Issuance. Notwithstanding the foregoing, the first Interest Period may end on an "Interest Payment Date," if the Company so elects in the first Notice of Issuance.

         "ISSUANCE" means a contemporaneous issuance of Notes by the Company and corresponding purchase by the Purchasers on the same Issuance Date.

         "ISSUANCE DATE" means any date on which a Note is (or is proposed to be) issued.

         "LONDON INTERBANK OFFERED RATE" means, with respect to any Interest Period, the rate per annum calculated by the Administrative Agent as the arithmetic mean (rounded upwards, if necessary, to the next higher 1/100th of 1%) of the offered rates for deposits in Dollars with a term comparable to such Interest Period that appears on the Telerate Page (as defined below) at approximately 11:00 A.M., London time, on the second full Euro-Dollar Business Day preceding the first day of such Interest Period; provided that if there shall at any time no longer exist a Telerate Page, "London Interbank Offered Rate" shall mean, with respect to each day during each Interest Period pertaining to a Euro-Dollar Rate Note, the rate per annum equal to the average of the rates at which the Reference Banks are offered Dollar deposits at or about 10:00 A.M., New York City time, two Business Days prior to the beginning of such Interest Period in the London interbank eurodollar market where the eurodollar and foreign

                   Qualcomm/Ericsson Note Purchase Agreement
                                        7
currency and exchange operations in respect of their Euro-Dollar Rate Note purchases are then being conducted, for delivery on the first day of such Interest Period, for the number of days comprised therein and in an amount comparable to the principal amount of the Euro-Dollar Rate Notes to be outstanding during such Interest Period. "Telerate Page" means the display designated as Page 3750 on the Dow Jones & Company Telerate system (or such other page as may replace such page on such system or any successor system for the purpose of displaying the rates at which Dollar deposits are offered by leading banks in the London interbank deposit market).

         "MANDATORY PARTIAL REPURCHASE" is defined in Section 2.6(c)(i).

         "MANDATORY PARTIAL REPURCHASE AMOUNT" means the portion of any "Mandatory Prepayment" (as defined in the Common Terms Agreement) required to be applied to the Obligations under this Agreement pursuant to Article 8 of the Common Terms Agreement.

         "MANDATORY PARTIAL REPURCHASE EVENT" means any event or circumstance giving rise to a Mandatory Prepayment under Article 8 of the Common Terms Agreement.

         "MANDATORY PARTIAL REPURCHASE NOTICE" is defined in Section 2.6(c)(i).

         "MANDATORY REPURCHASE" is defined in Section 2.6(a).

         "MANDATORY REPURCHASE NOTICE" is defined in Section 2.6(a).

         "MEMORANDUM" is defined in Section 5.2(a).

         "NON-RECOURSE ASSIGNMENT" means without duplication (i) the unconditional written release by one or more of the Purchasers (other than an Affiliate of Ericsson or Qualcomm) of Ericsson [***] in respect of all or a portion of the Notes then held by such Purchaser or Purchasers, (ii) the assumption by one or more Purchasers (other than an Affiliate of Ericsson or Qualcomm) of all or a portion of any Unused Commitment of ABN AMRO, Ericsson or Qualcomm, (iii) the Assignment by ABN AMRO, Ericsson or Qualcomm of all or a portion of the Notes then held by ABN AMRO, Ericsson or Qualcomm (other than to an Affiliate of Ericsson or Qualcomm), provided in the case of clauses (i), (ii) and (iii), the assignee of such Unused Commitment and Notes shall not have recourse to ABN AMRO, any Ericsson Party or Qualcomm or its Affiliates, as the case may be.

         "NON-RECOURSE ASSIGNMENT AND ACCEPTANCE" is defined in Section 8.6(b).

         "NOTE" means a Note issued or to be issued pursuant to Article II, which note is in substantially the form of Exhibit A, as amended from time to time. A Base Rate Note or Euro-Dollar Rate Note each constitutes a "Type" of Note.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.


                    Qualcomm/Ericsson Note Purchase Agreement
                                        8

         "NOTE DOCUMENTS" means, collectively, this Agreement, the Common Terms Agreement, the Notes, the Guaranties, the Collateral Documents, the Exchange Debt Agreement, the Capital Contribution Agreement, the Administrative Agent's Letter, the Proceeds Collateral Agent's Letter, the Purchasers' Fee Letter, the Subordination Agreements (other than any such agreement relating to Subordinated
Debt), all of the Interest Rate Hedge Agreements between the Company, on the one hand, and one or more Swap Lenders, on the other hand, in respect of the Obligations, and all amendments, exhibits and schedules to any of the foregoing.

         "NOTICE OF CONTINUATION/CONVERSION" is defined in Section 2.3(c)(ii).

         "NOTICE OF CONVERSION TO EXCHANGE DEBT" is defined in Section 2.7.

         "NOTICE OF ISSUANCE" is defined in Section 2.1(C)(i).

         "NOTICE OF RESPONSIBLE OFFICER" is defined in Section 2.l(c)(iii).

         "OBLIGATED PARTY" is defined in Section 7.9(b).

         "OTHER COMMITMENTS" means Commitments (as defined in the Common Terms Agreement) under the Other Note Purchase Agreements.

         "OTHER NOTE PURCHASE AGREEMENTS" means the Note Purchase Agreements (as defined in the Common Terms Agreement), other than this Agreement.

         "OTHER NOTES" means Notes (as defined in the Common Terms Agreement) issued pursuant to the Other Note Purchase Agreements.

         "OTHER PURCHASERS" means Purchasers (as defined in the Common Terms Agreement) under the Other Note Purchase Agreements.

         "OTHER REMAINING COMMITMENTS" means the amount by which $751,000,000 (reduced by any prior reductions of the Other Commitments of all Other Purchasers pursuant to provisions of such Note Purchase Agreements equivalent to
Section 2.5(f) or 2.6 of this Agreement or Section 8.1 of the Common Terms Agreement) exceeds the aggregate amount of the Other Commitments of all Other Purchasers under the Other Note Purchase Agreements.

         "PARTIAL REPURCHASE DATE" is defined in Section 2.6(c)(i).

         "PARTICIPATION" is defined in Section 8.6(d).

         "PAYING AGENCY AGREEMENT" means that certain paying agency agreement, dated as of the date hereof, by and among the Paying Agent, the Company, the Administrative Agent, the other Initial Facility Agents and the Collateral Agent



                    Qualcomm/Ericsson Note Purchase Agreement
                                        9

         "PAYING AGENT" means Chase Trust Bank or any successor in such capacity permitted hereby, as paying agent under the Paying Agency Agreement.

         "PAYING AGENT'S OFFICE" means the office of the Paying Agent identified as such in Schedule 1.1(b), or such other office as the Paying Agent may hereafter designate by notice to the Company, the Collateral Agent and the Administrative Agent.

         "PAYMENT SHARING NOTICE" means a notice from the Company or any Purchaser informing the Administrative Agent that an Event of Default exists and directing the Administrative Agent to allocate payments thereafter received from or on behalf of the Company in accordance with the provisions of Section 2.9(c)(ii). A Payment Sharing Notice remains in effect until the relevant Event of Default shall have been waived in accordance with Section 8.3.

         "POST-DEFAULT RATE" means, subject to Section 2.3(e), at any time, a rate per annum equal to the Adjusted Euro-Dollar Rate or the Base Rate in effect at such time plus the Applicable Margin plus [***].

         "PROCEEDS ACCOUNT" is defined in Section 2.2(a)(iv).

         "PROCEEDS ACCOUNT PLEDGE AGREEMENT" means the Proceeds Account Pledge Agreement among the Company, the Proceeds Collateral Agent and the depositary, funds administrator and/or fund manager designated thereunder, if any, in substantially the form of Exhibit C hereto (or, if there is no such Exhibit on the date hereof, acceptable in form and substance to Ericsson and Qualcomm), as amended from time to time.

         "PROCEEDS COLLATERAL AGENT" means any financial institution or a branch or agency of a financial institution, organized or licensed to do business under the laws of the United States of America or any State thereof appointed by the Administrative Agent pursuant to Article VII hereof to act as the collateral agent under the Proceeds Account Pledge Agreement.

         "PROCEEDS COLLATERAL AGENT'S LETTER" means that certain letter dated as of a date on or prior to the Closing Date between the Company and the Proceeds Collateral Agent.

         "PROCESS AGENT" is defined in Section 8.9(b).

         "PROJECT" is defined in the Recitals.


         "PRO-RATA FUNDING GAP FINANCINGS" means the proceeds and unfunded commitments of Funding Gap Financings after the Closing Date, multiplied by a fraction, (x) the numerator of which is Remaining Commitments, and (y) the denominator of which is the sum of the Remaining Commitments plus the Other Remaining Commitments.

         "PURCHASER" means the financial institutions and other entities that from time to time are parties hereto as Purchasers, provided that "Purchaser" shall include Ericsson to the

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.


                    Qualcomm/Ericsson Note Purchase Agreement
                                       10
extent that it has an Unused Commitment, holds Notes, has been issued Exchange Debt, or has any obligations [***] and, in any event, shall include Ericsson for purposes of Sections 7.10 and 8.15, and as otherwise provided herein. For purposes of the Sections referred to in (and subject to) the last sentence of
Section 8.6(d), "Purchaser" shall include each holder of a Participation.

                  "PURCHASER PARTY" means the Purchasers, the Collateral Agent and the Proceeds Collateral Agent. For purposes of the Sections referred to in (and subject to) the last sentence of Section 8.6(d), "Purchaser Party" includes a holder of a Participation.

                  "PURCHASERS' FEE LETTER" means that certain letter, dated as of a date on or prior to the Closing Date, between Vesper Cayman SPV and the Administrative Agent on behalf of the Purchasers.

                  "QUALCOMM" is defined in the Preamble, and includes any successor.

                  "QUALCOMM ADDITIONAL COMMITMENT" means the amount equal to the product of the Additional Commitment multiplied by (a) [***] until such time as the aggregate Commitments equal [***]; and (b) [***] thereafter, provided that if, after giving effect to such amount of Additional Commitment, the sum of (i) the aggregate principal amount of Notes issued to Qualcomm and the Unused Commitments of Qualcomm hereunder, and (ii) the aggregate principal amount of Exchange Debt issued to Qualcomm, exceeds [***], then the amount of the Qualcomm Additional Commitment shall be reduced by an amount equal to such excess.

                  [***]

                  "RECOURSE ASSIGNMENT AND ACCEPTANCE" is defined in Section 8.6(b).

                  [***]

                  "REFERENCE BANKS" means the Reference Purchaser, Citibank, N.A. and The Chase Manhattan Bank.

                  "REFERENCE PURCHASER" means (i) the Administrative Agent, if it is a bank, or (ii) ABN AMRO, if the Administrative Agent is not a bank.

                  "REGISTER" is defined in Section 8.6(c).

                  "REGULATORY CHANGE" means (i) the adoption or becoming effective after the date hereof of any treaty, law, rule or regulation, (ii) any change in any such treaty, law, rule or regulation (including Regulation D), or any change in the administration or enforcement thereof, by any Governmental Authority, central bank or other monetary authority charged with the

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.


                    Qualcomm/Ericsson Note Purchase Agreement interpretation or administration thereof, in each case after the date hereof, or
(iii) compliance by any Purchaser Party (or its Applicable Purchasing Office or, in the case of capital adequacy requirements, any holding company of any Purchaser Party) with, any interpretation, directive, request, order or decree (whether or not having the force of law) of any such Governmental Authority, central bank or other monetary authority issued or made after the date hereof.

                  "RELOAD AMOUNT" means, with respect to any Reload Event, (i) the principal amount of the Notes assigned pursuant to a Non-Recourse Assignment; (ii) the amount of Unused Commitment of ABN AMRO, Qualcomm or Ericsson assumed pursuant to a Non-Recourse Assignment; (iii) the principal amount of Exchange Debt assigned; and (iv) the principal amount received by ABN AMRO, Ericsson or Qualcomm as their respective pro rata portion of any Mandatory Partial Repurchase Amount paid by the Company pursuant to Section 8.1(b) of the Common Terms Agreement.

                  "RELOAD EVENT" means (i) a Non-Recourse Assignment; (ii) the assignment or transfer of a beneficial ownership (including by way of a sale of a participation) without recourse by Ericsson or Qualcomm of Exchange Debt (other than to an Affiliate of Ericsson or Qualcomm) or (iii) the receipt by ABN AMRO, Ericsson or Qualcomm of their respective pro rata portion of any Mandatory Partial Repurchase Amount paid by the Company pursuant to Section 8.1(b) of the Common Terms Agreement.

                  "REMAINING COMMITMENTS" means $115,000,000 minus the amount by which the Commitments of the Purchasers have increased since the Closing Date.

                  "REPURCHASE PRICE" is defined in Section 2.6(a).

                  "REQUIRED PURCHASERS" means Purchasers holding more than 50% of the sum of (i) the aggregate outstanding principal amount of the Notes plus
(ii) unless all Commitments have then terminated, the aggregate amount of the Unused Commitments of all Purchasers, provided that the Notes and Commitments of any Purchaser that is a Defaulting Pari Passu Creditor shall be disregarded for purposes of this determination.

                  "RESPONSIBLE OFFICER" is defined in Section 2.1(c)(iii).

                  "SECURITIES ACT" means the United States Securities Act of 1933, as amended from time to time.

                  "SENIOR OFFICER" means the Chairman of the Board of Directors, the President, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, the Treasurer or any Vice President in charge of a principal business unit or division of the Company or any of its Subsidiaries.

                  "SPECIFIED PARI PASSU CREDITORS" is defined in Section 7.8(b).


                    Qualcomm/Ericsson Note Purchase Agreement

                  "SUBSEQUENT PURCHASERS" is defined in Section 8.19(b)(iv).

                  "SYNDICATE" is defined in Section 5.2(a).

                  "SYNDICATION" is defined in Section 5.2(a).

                  "TERMINATION DATE" is defined in Section 2.5(e).

                  "TYPE" is defined within the definition of Note.

                  "UNUSED COMMITMENT" means, at any time, (a) with respect to any Purchaser, the amount by which the Commitment of such Purchaser exceeds the aggregate outstanding principal amount of all Notes held by such Purchaser (such excess being further reduced, (i) in respect of Ericsson's Commitment, by the aggregate principal amount of Exchange Debt issued to Ericsson, if any, and (ii) in respect of Qualcomm's Commitment by the aggregate principal amount of Exchange Debt issued to Qualcomm, if any) and (b) with respect to all Purchasers, the amount by which the aggregate amount of the Commitments of all Purchasers exceeds the aggregate outstanding principal amount of all Notes (for this purpose, the Exchange Debt issued to Ericsson and Qualcomm shall be deemed to constitute outstanding Notes in the aggregate principal amount of such Exchange Debt) held by all Purchasers, in each case before giving effect to Issuances then proposed.

         SECTION 1.3 RELATED MATTERS. Section 12 of the Common Terms Agreement (other than Section 1.2(b)) shall govern the interpretation of this Agreement and is hereby incorporated herein by reference, provided that all references therein to "this Agreement" shall be read as being to this Agreement.

         SECTION 1.4 DETERMINATIONS. Any determination or calculation contemplated by this Agreement that is made by any Purchaser Party shall be presumed correct and be binding upon the Company Parties and, in the case of determinations by the Administrative Agent, also the other Purchaser Parties, in the absence of manifest error. References in this Agreement to any "determination" by any Purchaser Party include good faith estimates by such Purchaser Party (in the case of quantitative determinations), and good faith beliefs by such Purchaser Party (in the case of qualitative determinations). All consents and other actions of any Purchaser Party contemplated by this Agreement may be given, taken, withheld or not taken in good faith in such Purchaser Party's absolute and sole discretion (whether or not so expressed), except as otherwise expressly provided herein.


                    Qualcomm/Ericsson Note Purchase Agreement

                                   ARTICLE II

                                PURCHASE OF NOTES

         SECTION 2.1 NOTES.

                  (a) NOTES GENERALLY. Each Purchaser severally agrees, upon the terms and subject to the conditions set forth in this Agreement, to purchase for a purchase price equal to par (i) a single Note of the Company on the Initial Issuance Date in a principal amount not to exceed such Purchaser's Initial Issuance Commitment and having a maturity date of July 1, 2012 and (ii) additional Notes of the Company, at any time from and after the Closing Date until the Business Day next preceding the Termination Date, each having a maturity date of July 1, 2012, provided that (A) the Commitment Usage of any Purchaser shall not exceed, at any time, the Commitment of such Purchaser, and
(B) the Commitment Usage of all Purchasers at any time, in the aggregate, shall not exceed the lesser of (I) the aggregate amount of the Commitments of all Purchasers, and (II) $268,000,000. All Notes shall be issued to the Purchasers, in one or more Issuances, on a pro rata basis in accordance with their respective Unused Commitments.

                  (b) TYPES OF NOTES; MINIMUM AMOUNTS; FREQUENCY OF ISSUANCES.

                           (i) Notes issued under this Section 2.1 shall be
Euro-Dollar Rate Notes, subject, however, to Sections 2.3(b) and 2.10.

                           (ii) No more than two Issuances shall be made
hereunder during any calendar month.

                  (c) NOTICE OF ISSUANCE.

                           (i) When the Company desires or is required to issue
Notes pursuant to this Section 2.1, it shall deliver to the Administrative Agent, with a copy to the Collateral Agent, a Notice of Issuance substantially in the form of Exhibit B-1, duly completed, executed by a Responsible Officer and with all exhibits required thereby (a "Notice of Issuance"), no later than 12:00 noon (New York time) at least, in the case of Qualcomm and Ericsson five, and in all other cases, three Euro-Dollar Business Days before the proposed Issuance Date and to the extent the proceeds of the Loans will be used to finance purchases under the Ericsson Supply Contract, attaching thereto an invoice (or other evidence of equipment purchases acceptable to Ericsson) setting forth amounts which are due and payable under the Ericsson Supply Agreement, provided that no such invoice shall be required with respect to an Issuance with respect to the Initial Issuance Commitment.

                           (ii) In lieu of delivering a Notice of Issuance, the
Company, through a Responsible Officer, may give the Administrative Agent telephonic notice of any proposed Issuance by the time a Notice of Issuance would be required to be delivered and containing all information required for a Notice of Issuance; provided, however, that such notice shall be


                    Qualcomm/Ericsson Note Purchase Agreement promptly confirmed in writing by delivery of a Notice of Issuance to the Administrative Agent on or before the proposed Issuance Date. The Administrative Agent shall incur no liability to the Company or the other Purchaser Parties in acting upon any telephonic notice that the Administrative Agent believes in good faith to have been given by a Responsible Officer or for otherwise acting in good faith under this Section 2.1 and in causing any Notes to be Issued in accordance with this Agreement pursuant to any telephonic notice.

                           (iii) The Company shall notify the Administrative
Agent of the names of its officers and employees authorized to request that the Purchasers purchase and to take other actions with respect to Notes on behalf of the Company (each, a "Responsible Officer") by providing the Administrative Agent with a Notice of Responsible Officer substantially in the form of Exhibit B-2, duly completed and executed by a Senior Officer of the Company (a "Notice of Responsible Officer"). The Administrative Agent shall be entitled to rely conclusively on a Responsible Officer's authority to request that the Purchasers purchase and to take other actions with respect to Notes on behalf of the Company until the Administrative Agent receives a new Notice of Responsible Officer that no longer designates such Person as a Responsible Officer. The Administrative Agent shall have no duty to verify the authenticity of the signature appearing on any Notice of Issuance, Notice of Responsible Officer or any other notice given under the Note Documents.

                           (iv) Any Notice of Issuance (or telephone notice in
lieu thereof) delivered pursuant to this Section shall be irrevocable and the Company shall be bound to issue Notes to the Purchasers in accordance therewith.

                           (v) The Administrative Agent shall promptly notify
each Purchaser of the contents of any Notice of Issuance (or telephonic notice in lieu thereof) received by it and, in the case of any such notice to a Purchaser, such Purchaser's pro rata portion of the purchase price of the Notes proposed to be issued pursuant thereto. Not later than 11:00 a.m. (New York time) on the date specified in such notice as the Issuance Date, each Purchaser, subject to the terms and conditions hereof, shall make its pro rata portion of the purchase price of the Notes issued pursuant to such Notice of Issuance available, in immediately available funds, to the Administrative Agent at the Administrative Agent's Office for deposit in the Administrative Agent's Account.

                           (vi) Notwithstanding the foregoing, at any time that
any amounts due to Ericsson Brazil under the Ericsson Supply Agreement shall remain unpaid for a period of 30 days after such amounts become due and payable (and, if there is any dispute with respect thereto, after exhaustion of all dispute resolution provisions set forth in the Ericsson Supply Agreement), the Company shall be required to deliver to the Administrative Agent a Notice of Issuance with respect to an Issuance of Notes in a principal amount equal to such past due amount.

                  (d) ISSUANCE. Not later than 12:00 noon (New York time) on the proposed Issuance Date, subject to satisfaction of the applicable conditions set forth in Article III, as


                    Qualcomm/Ericsson Note Purchase Agreement determined by the Administrative Agent, the Administrative Agent shall arrange for a wire transfer of immediately available funds in the amount of the principal amount of the Notes to be issued pursuant to such Issuance to the Company Account or such other account, if any, as may be designated by the Company pursuant to wire instructions set forth in the Notice of Issuance. Notwithstanding anything herein to the contrary, no Note shall be released by the Administrative Agent to any Purchaser hereunder and no interest shall accrue on any Note the purchase price of which is made available by any Purchaser to the Administrative Agent pursuant to Section 2.1 (c)(v) until such funds are made available to the Company pursuant to the terms of this Section 2.1(d).

         SECTION 2.2 USE OF PROCEEDS.

                  (a) The proceeds of the Notes shall be used by the Company only to make payments:

                           (i) due under the Ericsson Supply Agreement with
respect to equipment and services provided thereunder and associated duties and taxes (other than the payment of civil works and duties and taxes related thereto), provided that the aggregate principal amount of Notes the proceeds of which may be used for the uses designated under this clause (i) may not exceed [***];

                           (ii) for interest on the Notes, Investments in Vesper
Cayman SPV permitted by Section 5.4(e) of the Common Terms Agreement, Fees payable by the Company and other amounts (other than principal) payable to the Paying Agent, the Purchaser Parties or Ericsson under this Agreement, the Fee Letters, the Common Terms Agreement, the Exchange Debt Agreement, the Guaranties, or the Collateral Documents, any and all other fees and expenses incurred by any Company Party in connection with this Agreement provided that the aggregate principal amount of the Notes the proceeds of which may be used for the purposes indicated in this clause (ii) may not exceed [***];

                           (iii) for civil works and associated duties and taxes
required in connection with the Ericsson Supply Agreement, provided that the aggregate principal amount of the Notes the proceeds of which may be used for the purposes indicated in this clause (iii) may not exceed [***]; and

                           (iv) for repayment of amounts owing pursuant to the
Bridge Loan;

provided, however, that the proceeds of the Issuance of Notes on the Initial Issuance Date shall be used (A) first, to refinance the Bridge Loan; (B) second, to the full extent of amounts then due and payable under the Ericsson Supply Agreement and the Note Documents, for any of the uses set forth above and (C) to the extent not immediately used by the Company for the purposes set forth in clauses (A) and (B) of this proviso, to make Investments in (a) marketable direct obligations issued by the Government of Brazil, the Central Bank or any agency thereof and backed by the full faith and credit of the Government of Brazil, in each case that (I) mature

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.


                    Qualcomm/Ericsson Note Purchase Agreement within ninety days from the date of acquisition thereof, (II) are indexed to Dollars or are subject to a swap agreement or a futures contract that has the effect of indexing the principal amount thereof to Dollars and is with a counterparty that is reasonably acceptable to Ericsson and Qualcomm and (III) are reasonably satisfactory to Ericsson and Qualcomm; (b) certificates of deposit, in each case that (I) mature within ninety days from the date of acquisition thereof, (II) are subject to a swap agreement that has the effect of indexing the principal amount thereof to Dollars and is with a counterparty that is reasonably acceptable to Ericsson and Qualcomm and (III) is issued by a financial institution reasonably acceptable to Ericsson and Qualcomm; or (c) Investments approved by Ericsson and Qualcomm in their discretion, that, in the case of either (a), (b) or (c), are at all times held in a brokerage account (the "Proceeds Account") with a broker that shall be acceptable to Qualcomm and Ericsson and with respect to which the Company has (x) delivered a power of attorney in form and substance reasonably acceptable to the Administrative Agent, Ericsson and Qualcomm, and (y) executed and delivered a Proceeds Account Pledge Agreement pursuant to which the credit rights of the Company in such Proceeds Account and all Investments from time to time contained therein are subject to a first priority pledge in favor of the Proceeds Collateral Agent for the ratable benefit of the Purchaser Parties, which Proceeds Account Pledge Agreement has been filed, recorded or registered with each relevant Governmental Authority.

                  (b) Without limitation of the foregoing, no equipment or services provided by any Person other than Ericsson (including Nortel or Harris) except such equipment or services provided under the Ericsson Supply Agreement, and no interest accrued on Notes held or financing provided by any such Person, will be eligible for financing under this Agreement.

         SECTION 2.3 INTEREST; INTEREST PERIODS; CONTINUATION/CONVERSION.

                  (a) INTEREST RATE AND PAYMENT.

                           (i) Each Note shall bear interest on the outstanding
principal amount thereof, from and including the Issuance Date of such Note to and excluding the due date or the date of any repayment thereof, at the following rates per annum: (A) for so long as and to the extent that such Note is a Euro-Dollar Rate Note, at the Adjusted Euro-Dollar Rate for each day during each Interest Period applicable thereto plus the Applicable Margin in respect of EuroDollar Rate Notes; and (B) for so long as and to the extent that such Note is a Base Rate Note, at the Base Rate (as in effect from time to time) plus the Applicable Margin in respect of Base Rate Notes.

                           (ii) Interest shall accrue on all amounts other than
principal payable by any Company Party under the Note Documents (including indemnities, overdue interest and Fees, but not including amounts payable pursuant to the last sentence of Section 8.1 hereof, or to the last sentence of
Section 10.1 of the Common Terms Agreement in either case during the 90-day period after the Closing Date) from the date such amount is due to and excluding the date of any payment thereof at the rate otherwise applicable to the Notes, subject to clause (iii) below.


                    Qualcomm/Ericsson Note Purchase Agreement

                           (iii) Notwithstanding the foregoing provisions of
this Section 2.3, at any time while an Event of Default exists under Section 6.1(a) or (q) of the Common Terms Agreement in respect of any principal, interest, Fees or other amount payable under the Note Documents or in respect of any indemnification obligation related thereto, all Notes and all other amounts payable under the Note Documents shall bear interest to the maximum extent permitted by Applicable Law at a fluctuating rate per annum equal to the Post-Default Rate as in effect from time to time, without notice or demand of any kind, until such Event of Default shall have been waived or otherwise shall have ceased to exist.

                           (iv) Accrued interest shall be payable in arrears (A)
in the case of a Base Rate Note, on each Interest Payment Date; (B) in the case of a Euro-Dollar Rate Note, on the last day of each Interest Period applicable thereto; provided that if the Interest Period applicable to a Euro-Dollar Rate
Note is longer than three months, interest also shall be payable on the day that is three months after the first day of such Interest Period; (C) in the case of any interest accrued at the Post-Default Rate or pursuant to Section 2.3(a)(ii), on demand; and (D) in the case of any Note, when the Note shall become due (whether at maturity, by reason of prepayment, acceleration, Mandatory Repurchase, Mandatory Partial Repurchase or otherwise).

                  (b) INTEREST PERIODS AND MINIMUM AMOUNTS. Notwithstanding anything herein to the contrary, (i) all Interest Periods applicable to Euro-Dollar Rate Notes shall comply with the definition of "Interest Period,"
(ii) there may be no more than 15 different Interest Periods for all Euro-Dollar Rate Notes outstanding at the same time, (iii) Euro-Dollar Rate Notes with the same Interest Period outstanding at any time shall be in an aggregate amount at least equal to (x) in the case of Notes issued by the Company to pay interest, Fees and other amounts payable pursuant to Section 2.2(a)(ii), in such aggregate amount of such interest, Fees or other amount payable; (y) in the case of Notes issued by the Company to make payments due under the Ericsson Supply Agreement pursuant to Section 2.2(a)(i), in such aggregate amount greater than [***] as is equal to the amount of the related invoice under the Ericsson Supply Agreement; or (z) in all other cases, $2,000,000 and in an integral multiple of $1,000,000 and (iv) Base Rate Notes outstanding at any time shall be in an aggregate amount at least equal to $1,000,000.

                  (c) CONTINUATION/CONVERSION

                           (i) Subject to this Section 2.3(c), Sections 2.3(b)
and 2.10 and the Company obtaining all necessary approvals, the Company shall have the option (A) at any time, to convert all or any part of its outstanding Base Rate Notes to Euro-Dollar Rate Notes, (B) on the last day of the Interest Period applicable thereto, to (I) convert all or any part of its outstanding Euro-Dollar Rate Notes to Base Rate Notes, (II) continue all or any part of its Euro-Dollar Rate Notes as Notes of the same Type, provided that, in the case of clauses (A) and (B) (ii), there does not exist an Event of Default at such time. If an Event of Default shall exist upon the expiration of the Interest Period applicable to any Euro-Dollar Rate Note, such Note automatically shall be converted into a Base Rate Note.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.



                    Qualcomm/Ericsson Note Purchase Agreement

                           (ii) If the Company elects to continue or convert a
Note under this Section 2.3(c), it shall deliver to the Administrative Agent a Notice of Continuation/Conversion substantially in the form of Exhibit D, duly completed and executed by a Responsible Officer (a "Notice of Continuation/Conversion"), (A) not later than 10:00 a.m. (New York time) at least three Euro-Dollar Business Days before the proposed continuation or conversion date, if the Company proposes to continue, or to convert into, a Euro-Dollar Rate Note, and (B) otherwise not later than 10:00 a.m. (New York time) at least three Business Days before the proposed continuation or conversion date.

                           (iii) In lieu of delivering a Notice of
Continuation/Conversion, the Company, through a Responsible Officer, may give the Administrative Agent telephonic notice of any proposed continuation or conversion by the time a Notice of Continuation/Conversion would be required to be delivered and containing all information required therefor; provided, however, that such notice shall be confirmed in writing by delivery of a Notice of Continuation/Conversion to the Administrative Agent on or before the proposed continuation or conversion date. The Purchaser Parties shall incur no liability to the Company in acting upon any telephonic notice that the Administrative Agent believes to have been given by a Responsible Officer or for otherwise acting in good faith under this Section 2.3(c) and in converting or continuing any Note (or a part thereof) pursuant to any telephonic notice.

                           (iv) Any Notice of Continuation/Conversion (or
telephonic notice in lieu thereof) shall be irrevocable and the Company shall be bound to continue or convert in accordance therewith. If any request for the continuation or conversion of a Note is not made in accordance with this Section 2.3(c), or if no notice is so given with respect to a Euro-Dollar Rate Note as to which the Interest Period expires, then such Note automatically shall be continued as a Euro-Dollar Rate Note having an Interest Period of one month.

                           (v) The Administrative Agent shall promptly notify
each Purchaser of the contents of any Notice of Continuation/Conversion (or telephonic notice in lieu thereof) received by it, or of the automatic continuation of any Euro-Dollar Rate Note pursuant to clause (iv).

                  (d) COMPUTATIONS. Interest accruing at the Euro-Dollar Rate shall be computed on the basis of a 360-day year and the actual number of days elapsed (including the first and excluding the last day of the period). All other amounts payable hereunder or under the other Note Documents shall be computed on the basis of a 365/366-day year and the actual number of days elapsed (including the first and excluding the last day of the period). Any change in the interest rate on any Note or other amount resulting from a change in the rate applicable thereto pursuant to the terms hereof shall become effective as of 9:00 a.m. (New York time) on the day on which such change in the applicable rate shall become effective.

                  (e) MAXIMUM LAWFUL RATE OF INTEREST. The rate of interest payable on any Note or other amount shall in no event exceed the maximum rate permissible under Applicable Law. If the rate of interest payable on any Note or other amount is ever reduced as a result of


                    Qualcomm/Ericsson Note Purchase Agreement this Section and at any time thereafter the maximum rate permitted by Applicable Law shall exceed the rate of interest provided for in this Agreement, then the rate provided for in this Agreement shall be increased up to the maximum rate provided by Applicable Law for such period as is required so that the total amount of interest received by the Purchasers during such period is that which would have been received by the Purchasers but for the operation of the first sentence of this Section.

            SECTION 2.4 FEES.

                  (a) FEES. On the Closing Date and from time to time thereafter as specified in the Administrative Agent's Letter or the Proceeds Collateral Agent's Letter, as the case may be, the Company shall (i) pay to the Paying Agent or to the Administrative Agent the Fees specified in the Administrative Agent's Letter and (ii) pay to the Paying Agent or to the Proceeds Collateral Agent the Fees specified in the Proceeds Collateral Agent's Letter.

                  (b) FEES NON-REFUNDABLE. All Fees shall be fully earned when payable hereunder and shall be non-refundable except under the circumstances described in the last sentence of Section 2.8(b).

            SECTION 2.5 INCREASE, TERMINATION AND REDUCTION OF COMMITMENTS.

                  (a) TAG-ALONG RIGHTS/COMMITMENT INCREASE AGREEMENT.

                           (i) In the event that ABN AMRO, Ericsson or Qualcomm
(each a "Potential Assignor") elects to make a Non-Recourse Assignment, such Potential Assignor (the "Initiating Assignor") shall (A) as soon as the Initiating Assignor becomes aware of a potential assignee, consult with the other Potential Assignors; and (B) as soon as possible, but in any event not less than 30 Business Days prior to such Non-Recourse Assignment, provide notice to each other Potential Assignor setting forth the proposed date, assignee party and amount of the proposed Non-Recourse Assignment.

                           (ii) Each Potential Assignor receiving notice
pursuant to clause (a)(i) above may, in its sole discretion, by providing notice to the Initiating Assignor not less than five Business Days prior to the date of the proposed Non-Recourse Assignment, have the right to cause the assignee party to such Non-Recourse Assignment to assume the Assignment Amount of such Potential Assignor's (A) Unused Commitments which are being assigned pursuant to such Non-Recourse Assignment (if any) and (B) the Notes being assigned pursuant to such Non-Recourse Assignment; provided, however, that (1) to the extent that ABN AMRO holds any Notes or has any Unused Commitment hereunder, Ericsson shall not be entitled to cause such assignee party to assume the Assignment Amount of any Notes held by Ericsson or Unused Commitments of Ericsson and (2) if any Potential Assignor has elected not to acquire Exchange Debt, pursuant to the Exchange Debt Agreement, such Potential Assignor shall not be entitled to cause the assignee party proposed with respect to such Non-Recourse Assignment to assume the Assignment Amount pertaining to such Potential Assignor.


                    Qualcomm/Ericsson Note Purchase Agreement

                           (iii) Whether or not any non-initiating Potential
Assignor participates pro rata in any Non-Recourse Assignment as provided in
Section 2.5(a)(i), upon any Reload Event, Ericsson and Qualcomm shall concurrently execute and deliver to the Administrative Agent and the Company a Commitment Increase Agreement substantially in the form of Exhibit E hereto (a "Commitment Increase Agreement"), in which Ericsson and Qualcomm shall agree that, from and after the date of effectiveness of such Reload Event, Ericsson and Qualcomm shall have a Commitment under this Agreement, or the Commitment of Ericsson and Qualcomm hereunder shall be increased (as the case may be), by an amount equal to: (i) in the case of the Ericsson, the Ericsson Additional Commitment and (ii) in the case of Qualcomm, the Qualcomm Additional Commitment. The Company shall pay to the Paying Agent or to the Administrative Agent all Front End Fees payable to it as a result of any Non-Recourse Assignment related to such Reload Event pursuant to the Administrative Agent's Letter.

                  (b) Following effectiveness of any Additional Commitment, the Administrative Agent shall promptly notify the Company and all other Purchaser Parties of the amount of any Qualcomm Additional Commitment and any Ericsson Additional Commitment, as the case may be, and promptly distribute to the parties hereto a revised Schedule 1.1(a) giving effect thereto, and such revised
Schedule 1.1(a) shall, as of the date of effectiveness of Ericsson's new or increased Commitment and thereafter, constitute Schedule 1.1(a) for all purposes.

                  (c) If another Purchaser agrees that the Commitment of such other Purchaser may be increased by the amount of, or an Eligible Assignee agrees to become a Purchaser with a Commitment equal to, the amount of the Additional Commitment otherwise required hereunder, all as specified in Section 2.5(d) below, the obligation of Qualcomm and Ericsson to provide an Additional Commitment pursuant to Section 2.5(a) shall be released.

                  (d) Effective upon the delivery by any Purchaser in its discretion, or by any Eligible Assignee, to the Company and the Administrative Agent of a duly executed Commitment Increase Agreement, such Purchaser shall have an increased Commitment under this Agreement, or such Eligible Assignee shall become a Purchaser hereunder and have a Commitment hereunder, as set forth in such Commitment Increase Agreement. Except as otherwise set forth in this
Section 2.5, no Purchaser shall have any obligation whatsoever to deliver a Commitment Increase Agreement. Upon effectiveness of any new or Additional Commitment, the Administrative Agent shall notify the Company and all other Purchaser Parties of the amount of such additional or new Commitment and the identity of the new Purchaser (if applicable), promptly distribute to the parties hereto a revised Schedule 1.1(a) reflecting such Purchaser's new or increased Commitment, and such revised Schedule 1.1(a) shall, as of the date of effectiveness of such Purchaser's new or increased Commitment and thereafter, constitute Schedule 1.1(a) for all purposes. In no event whatsoever shall the Commitment of any Purchaser increase without the written consent of such Purchaser.

                  (e) Each Purchaser's Commitment shall terminate without further action on the part of such Purchaser on the earliest to occur of (i) July 1, 2004, (ii) the date of termination



                    Qualcomm/Ericsson Note Purchase Agreement of such Commitment of such Purchaser pursuant to Section 2.5(f), or (iii) the date of termination of the Commitments of all Purchasers pursuant to Section 6.2 (such earliest date being referred to herein as the "Termination Date" with respect to such Commitment).

                  (f) The Company shall have the right, at any time or from time to time after the Closing Date, to terminate in whole or permanently reduce in part, without premium or penalty, the Commitments of the Purchasers on a pro rata basis to an amount not less than the Commitment Usage of all Purchasers at such time, by giving the Administrative Agent not less than three Business Days' prior written notice of such termination or reduction and the amount of any partial reduction, subject to demonstrating either (i) the availability of alternative funds at least equal to the amount of Commitments requested to be terminated or reduced, or (ii) that such terminated portions are no longer required by the Company to complete the Project. In connection with any such notice, the Company shall, on the date of such notice, deliver to the Administrative Agent (A) a certificate substantially in the form of Exhibit F, duly completed and executed by the Chief Financial Officer of the Company (a "Cancellation Certificate") setting forth in reasonable detail the reasons for such termination or reduction and (B) financial projections for the Company, reasonably acceptable to Ericsson and the Administrative Agent, supporting the statements contained in the Cancellation Certificate. Ericsson shall promptly inform the Administrative Agent as to whether the Cancellation Certificate is acceptable. Such notice, the Cancellation Certificate and Ericsson's acceptance or rejection thereof shall be promptly sent by the Administrative Agent to the Purchasers upon its receipt of each. Any such termination or partial reduction shall be effective on the date specified in the Company's notice and shall be in a minimum amount of $5,000,000 and in integral multiples of $100,000.

                  (g) The Commitments of any [***] are subject to reduction, and Ericsson and Qualcomm may acquire a Commitment or its Commitment may be increased, in each case, as specified in Section 8.6(f).

                  (h) Except as otherwise provided in Section 2.5(a) and subject to each Purchaser's right to reject the offer of any Mandatory Partial Repurchase Amount pursuant to Section 2.6(c)(ii), upon receipt by the Purchasers of any Mandatory Partial Repurchase Amount, or any voluntary repurchase of the Note pursuant to Section 2.6(d), the Commitment of each Purchaser shall be reduced by the principal amount of the Notes so repurchased. In addition, the Commitments of the Purchasers shall be reduced on a pro rata basis under the circumstances and in the amount specified in Section 9.6(a)(iii) of the Common Terms Agreement.

         SECTION 2.6 REPURCHASE; MATURITY.

                  (a) MANDATORY REPURCHASE. The Administrative Agent, by notice given not less than five Business Days prior to Initial Repurchase Date (the "Mandatory Repurchase Notice") to the Company and each Purchaser Party, may (and upon instructions of any Purchaser shall) require the Company to repurchase (a "Mandatory Repurchase") and, if such notice is given, the Company shall repurchase or cause to be repurchased by a Designated Repurchaser, and each of the Purchasers that so instructed the Administrative Agent shall sell on the Initial

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                    Qualcomm/Ericsson Note Purchase Agreement

Repurchase Date, all (but not less than all) of the Notes held by such Purchaser for a repurchase price, in Dollars and in immediately available funds, equal to the aggregate outstanding principal amount of all such Notes held by such Purchaser so repurchased, plus accrued and unpaid interest on such principal amount to the date of repurchase (the "Repurchase Price").

                  (b) EXCESS PRINCIPAL AMOUNT REPURCHASE. If at any time the aggregate Commitment Usage of any Purchaser exceeds the amount of such Purchaser's Commitment, the Company or a Designated Repurchaser shall, within three Business Days from the Business Day on which the Company learns of or is notified of the excess, make mandatory repurchases of the Notes as may be necessary so that, after such repurchase, such excess is eliminated.

                  (c) MANDATORY PARTIAL REPURCHASE.

                           (i) Upon the occurrence of any Mandatory Partial
Repurchase Event, the Company shall give the Administrative Agent and each of the Purchasers prompt written notice of the occurrence of such Mandatory Partial Repurchase Event (the "Mandatory Partial Repurchase Notice") and the Company shall offer or cause a Designated Repurchaser to offer to repurchase (a "Mandatory Partial Repurchase") and, subject to clause (ii), the Purchasers shall sell, on the Euro-Dollar Business Day specified in the Mandatory Partial Repurchase Notice (which date shall not be less than five Euro-Dollar Business Days after the date of the Mandatory Partial Repurchase Notice and shall not be after the date any Mandatory Prepayment in respect of such Mandatory Partial Repurchase Event is required to be made under the terms of the Common Terms Agreement) (the "Partial Repurchase Date"), the maximum principal amount of Notes that may be repurchased with the Mandatory Partial Repurchase Amount, which amount shall be in Dollars and in immediately available funds, and shall be allocated among the Purchaser Parties in accordance with Section 2.9; provided that the Mandatory Partial Repurchase Amount shall, with respect to each Mandatory Partial Repurchase, be applied first to purchase the Base Rate Notes and then to purchase the Euro-Dollar Rate Notes held by each such Purchaser (or each such Purchaser's designee).

                           (ii) Each Purchaser shall be entitled to reject any
Mandatory Partial Repurchase offer by the Company or by a Designated Repurchaser pursuant to this Section 2.6(c) and shall notify the Administrative Agent of such rejection no more than three days after receipt by such Purchaser of a copy of the Mandatory Partial Repurchase Notice. The amount of principal and accrued interest on the Notes of any Purchaser that rejects the offer of Mandatory Partial Repurchase that would otherwise have been repurchased shall be applied to repurchase Notes on a pro rata basis in accordance with the Commitment Usage of all other Purchasers that did not reject the offer of Mandatory Partial Repurchase until the outstanding principal amount of the Notes and Commitments of all such Purchasers have been reduced to zero and thereafter shall be reapplied as provided in Section 9.6(a)(iii) of the Common Terms Agreement.


                    Qualcomm/Ericsson Note Purchase Agreement

                  (d) VOLUNTARY REPURCHASE.

                           (i) Subject to this Section 2.6(d), the Company, at
its option (to the extent permissible under Applicable Law), at any time or from time to time, may or may cause a Designated Repurchaser to repurchase the Notes in whole or in part, without premium or penalty, provided that (A) any repurchase shall be of an aggregate principal amount of Notes of $2,000,000 and integral multiples of $1,000,000, in the case of Euro-Dollar Rate Notes, or a minimum aggregate amount of$1,000,000 and integral multiples of$l,000,000, in the case of Base Rate Notes (or, alternatively for either Type of Note, the whole principal amount of Notes then outstanding), and (B) any repurchase of a Euro-Dollar Rate Note, if made on a day other than the last day of the Interest Period applicable thereto, shall be made with amounts a able pursuant to Section 2.13.

                           (ii) If the Company elects to, or elects to cause a
Designated Repurchaser to, repurchase Notes under this Section 2.6(d), it shall deliver to the Administrative Agent a notice of voluntary repurchase (A) not later than 12:00 noon (New York time) at least three Euro-Dollar Business Days before the proposed repurchase, if the Company proposes to repurchase or cause to be repurchased Euro-Dollar Rate Notes and (B) otherwise not later than 12:00 noon (New York time) three Business Days before the proposed voluntary repurchase date. Any notice of voluntary repurchase shall be irrevocable, and the principal amount of Notes to be repurchased specified in such notice shall be due and payable on the date specified in such notice, together with interest accrued thereon to such date and any amounts payable pursuant to Section 2.13 with respect thereto.

                           (iii) Each voluntary repurchase shall be applied to
the unpaid principal amount of the Notes held by the respective Purchasers as provided in Section 2.9; provided that each voluntary repurchase shall be applied first to repurchase the Base Rate Notes and then to repurchase the Euro-Dollar Rate Notes held by each such Purchaser.

                  (e) REPURCHASE GENERALLY. If any Notes are repurchased by the Company or by any Designated Repurchaser pursuant to this Section 2.6, each Purchaser shall deliver to the Administrative Agent the Notes held by it that are to be repurchased endorsed for transfer or accompanied by bond powers executed by such Purchaser, against receipt of payment of the Repurchase Price, the Mandatory Partial Repurchase Amount or the amount of the voluntary repurchase, as the case may be. Such repurchase shall be made without recourse to, or representation or warranty of any kind by, such Purchaser, except that the Notes shall be sold free and clear of any Lien created by the Administrative Agent or the Purchaser.

                  (f) MATURITY. All Notes outstanding on July 1, 2012 shall be due and payable on such date.

         SECTION 2.7 CONVERSION OF NOTES INTO EXCHANGE DEBT. If all or any portion of the Notes held at any time by ABN AMRO, Ericsson or Qualcomm are to be converted into Exchange Debt pursuant to the terms and conditions of the Exchange Debt Agreement (such


                    Qualcomm/Ericsson Note Purchase Agreement portion being the "Conversion Portion"), Ericsson, ABN AMRO or Qualcomm, as the case may be, and the Company shall deliver to the Administrative Agent a Notice of Conversion to Exchange Debt in the form provided in the Exchange Debt Agreement (the "Notice of Conversion to Exchange Debt") not later than 12:00 noon (New York time) at least three Business Days before the conversion date. On such conversion date, the Conversion Portion shall cease to be outstanding hereunder and the Company shall pay to the Administrative Agent, for the sole account of Ericsson, ABN AMRO or Qualcomm, as the case may be, any accrued and unpaid interest on the Conversion Portion of the Notes.

         SECTION 2.8 MANNER OF PAYMENT.

                  (a) PAYMENT GENERALLY. Except as otherwise expressly provided, the Company and any Designated Repurchaser shall make each payment under the Note Documents to the Paying Agent in Dollars and in immediately available funds, without any deduction whatsoever, including any deduction for any setoff, recoupment, counterclaim or Taxes (other than Excluded Taxes), at the Paying Agent's Office for deposit in the Paying Agent's Account (which amount will be held in trust for the Administrative Agent) at such time as shall provide the Paying Agent with sufficient time to, in turn, pay such amount to the Administrative Agent in Dollars and in immediately available funds, without any deduction whatsoever, including any deduction for any setoff, recoupment, counterclaim or Taxes at the Administrative Agent's Office for the account of the Applicable Purchasing Offices of the Purchaser entitled to such payment for deposit in the Administrative Agent's Account not later than 12:00 noon (New York time) on the due date thereof. Any payments received by the Administrative Agent after 12:00 noon (New York time) on any Business Day shall be deemed received on the next succeeding Business Day. Not later than 2:00 p.m. (New York time) on the day such payment is made, the Administrative Agent shall initiate a wire transfer to each Purchaser, for the account of the Purchaser's Applicable Purchasing Office, in Dollars and in immediately available funds, of such Purchaser's share of the payment so made, determined pursuant to Section 2.9. Delivery to the Administrative Agent shall be made by the Paying Agent in accordance with the written instructions satisfactory to the Paying Agent from time to time given to the Paying Agent by the Administrative Agent; and delivery to each Purchaser shall be made by the Administrative Agent in accordance with the written instructions satisfactory to the Administrative Agent from time to time given to the Administrative Agent by each Purchaser. Any payment made by the Company or any Designated Repurchaser to the Paying Agent in accordance with this Section 2.8(a) shall satisfy pro tanto and shall be conclusive and shall discharge the Company or such Designated Purchaser of its corresponding payment obligations to the Purchaser Parties under the Notes.

                  (b) INDEMNIFICATION BY THE COMPANY. To the extent that the Company or any Designated Repurchaser makes any payment due under this Agreement or any other Note Document to the Paying Agent, the Company hereby indemnifies Ericsson and the Purchaser Parties against any failure on the part of the Paying Agent to pay to the Administrative Agent in accordance with the instructions provided to the Paying Agent by the Administrative Agent pursuant to Section 2.8(a), any sum due in respect of the Notes or any other Note Document by


                    Qualcomm/Ericsson Note Purchase Agreement the due date or due time thereof in an amount, at a minimum, equal to the portion of such payment made to the Paying Agent not paid to the Administrative Agent as aforesaid and agrees to pay such amount, plus interest at the Post-Default Rate, not later than (i) one Business Day after the due date thereof, in the case of payments of principal, (ii) three Business Days after the due date thereof, in the case of payments of interest and (iii) five Business Days after the due date thereof, in the case of expenses, Fees or other amounts payable under the Note Documents. This indemnity constitutes a separate and independent obligation from the obligations of the Company under the Notes and shall give rise to a separate and independent cause of action. To the extent that the Paying Agent makes any payment to the Administrative Agent with respect to which Ericsson or any Purchaser Party has received a payment from the Company in satisfaction of its indemnification obligations set forth in this Section 2.8(b), such Purchaser Party shall promptly return to the Company any such indemnification payment so made by the Company, together with interest at the Federal Funds Rate from one Business Day after the later of (x) the date on which the payment from the Paying Agent was received by such Purchaser Party and
(y) the date on which the payment from the Company was received by such Purchaser Party, to but excluding the date on which such payment is returned to the Company.

                  (c) PAYMENT BY THE COMPANY OR ANY DESIGNATED REPURCHASER. Notwithstanding anything in this Section 2.8 to the contrary, the Company or any Designated Repurchaser may, subject to the receipt of any necessary Governmental Approvals and in lieu of making any payment to the Paying Agent, make any such payment to the Administrative Agent in Dollars and in immediately available funds, without any deduction whatsoever, including any deduction for any setoff, recoupment, counterclaim or Taxes (other than Excluded Taxes), at the Administrative Agent's Office, for deposit in the Administrative Agent's Account for the account of the Purchaser Parties not later than 12:00 noon (New York time) on the due date thereof. Any payments received by the Administrative Agent after 12:00 noon (New York time) on any Business Day shall be deemed received on the next succeeding Business Day.

                  (d) DATE OF PAYMENT. Whenever any payment or repurchase to be made hereunder shall be due on a day that is not a Business Day (or, in the case of any payment with respect to any Euro-Dollar Rate Note, not a Euro-Dollar Business Day), such payment shall instead be made on the next succeeding Business Day (or, in the case of any such payment with respect to any Euro-Dollar Rate Note, the next succeeding Euro-Dollar Business Day), together with interest accrued during the period of such extension, unless, in the case of any such payment in respect of Euro-Dollar Notes, such succeeding Euro-Dollar Business Day falls in the next calendar month, in which case such payment or repurchase shall be made on the immediately preceding Euro-Dollar Business Day.

                  (e) PAYMENTS SET ASIDE. To the extent any Agent or any Purchaser receives payment of any amount under the Note Documents, whether by way of payment by the Company, setoff, as proceeds of Collateral or otherwise, which payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, other law or equitable cause, in


                    Qualcomm/Ericsson Note Purchase Agreement whole or in part, then, to the extent of such payment received and to the extent permitted by Applicable Law, the Obligations or Fees or part thereof intended to be satisfied thereby shall be revived and continue in full force and effect, together with all Collateral security therefor, as if such payment had not been received by the Agent or the Purchaser. If prior to any such invalidation, declaration, setting aside or requirement, this Agreement shall have been canceled or surrendered, this Agreement shall (to the extent permitted by Applicable Law) be reinstated in full force and effect, and such prior cancellation or surrender shall (to the extent permitted by Applicable Law) not diminish, discharge or otherwise affect the obligations of the Company in respect of the amount of the affected payment.

         SECTION 2.9 PRO RATA TREATMENT.

                  (a) Except to the extent otherwise expressly provided herein or in the Fee Letters,

                           (i) Notes shall be issued to the Purchasers, pro rata according to their respective Unused Commitments; and

                           (ii) Each reduction of the Commitments shall be applied to the respective Commitments of the Purchasers pro rata according to their respective Unused Commitments before such reduction; provided, however, that in the case of Ericsson and Qualcomm but not any other Purchaser, Ericsson's and Qualcomm's Commitment may subsequently be increased pursuant to Section 2.5(a).

                  (b) Except to the extent otherwise expressly provided herein,

                           (i) each payment or prepayment by the Company, the Paying Agent or a Designated Repurchaser of principal or payment in respect of a repurchase by the Company or a Designated Repurchaser of the Notes shall be made for the account of the Purchasers pro rata according to the respective outstanding principal amount of the Notes held by the Purchasers, provided that (A) Mandatory Partial Repurchases shall be made pro rata in accordance with the respective Commitment Usage of the Purchasers and (B) repurchases required by Section 2.6(b) shall be applied to eliminate any excess for any Purchaser of the aggregate principal amount of such Purchaser's Notes over its Commitment; and

                           (ii) each payment by the Company or the Paying Agent of interest on the Notes shall be made for the account of the Purchasers pro rata according to the respective accrued but unpaid interest on the Notes owed to such Purchasers on such day.

                  (c) Whenever any payment received by the Administrative Agent under this Agreement or any other Note Document is insufficient to pay in full all amounts then due and


                    Qualcomm/Ericsson Note Purchase Agreement payable to the Purchaser Parties under the Note Documents, including in respect of any repurchase,

                           (i) if the Administrative Agent has not received a Payment Sharing Notice (or if all Payment Sharing Notices previously given shall have ceased to be in effect), such payment shall be applied in the following order: first, to the ratable payment of Fees, costs and expenses due and payable to the Agents under the Note Documents; second, to the ratable payment of all costs and expenses due and payable to the Purchasers under Section 8.1; third, to the ratable payment of Fees then due and payable to Ericsson and the Purchaser Parties pursuant to Section 2.4 or the Purchasers' Fee Letter; fourth, to the ratable payment of accrued and unpaid interest then due and payable on the Notes and other Obligations to Ericsson and the Purchaser Parties; and fifth, to the ratable payment of the principal amount of all Notes then due and payable or subject to repurchase (in each case in accordance with the respective amounts owed therefor); or

                           (ii) if the Administrative Agent has received a Payment Sharing Notice that remains in effect, such payment shall be applied in the following order: first, to the ratable payment of the costs and expenses due and payable to the Agents under the Note Documents; second, to the ratable payment of all costs and expenses due and payable to the Purchaser Parties (other than the Agents) under
         Section 8.1; third, to the ratable payment of Fees then due and payable to the Purchaser Parties pursuant to Section 2.4 hereof or the Purchasers' Fee Letter; fourth, to the payment of the accrued and unpaid interest on all Notes and other Obligations, regardless of whether any such amount is then due and payable, ratably among the Purchaser Parties in accordance with the aggregate accrued interest plus the aggregate principal amount of all Notes and other Obligations to the Purchaser Parties then due and payable to each such Purchaser Party; and fifth, to the ratable payment of the principal amount of all Notes and other Obligations to the Purchaser Parties, regardless of whether any such Note is due and payable or subject to repurchase.

         SECTION 2.10 MANDATORY SUSPENSION AND CONVERSION OF EURO-DOLLAR RATE NOTES. All outstanding Euro-Dollar Rate Notes shall be converted into Base Rate Notes, on the last day of the respective Interest Periods applicable thereto (or, if earlier, in the case of clause 2.10(b) below, on the last day that such Purchaser can lawfully continue to hold Euro-Dollar Rate Notes) and all pending requests for the purchase of Euro-Dollar Rate Notes shall be disregarded, if:

                  (a) On or prior to the determination of the interest rate for a Euro-Dollar Rate Note for any Interest Period, the Administrative Agent determines in good faith that, by reason of circumstances affecting the interbank Euro-Dollar market, adequate and fair means do not exist for determining the Adjusted Euro-Dollar Rate or the Required Purchasers advise the Administrative Agent (which shall thereupon notify the Company and the Purchaser Parties) that such rate would not accurately reflect the cost to the Purchasers of holding a Euro-Dollar Rate Note for such Interest Period; or


                    Qualcomm/Ericsson Note Purchase Agreement

                  (b) After the date hereof a Purchaser notifies the Administrative Agent (which shall thereupon notify the Company and the other Purchaser Parties) of its determination that any Regulatory Change makes it unlawful or impossible for such Purchaser or its Euro-Dollar Purchasing Office to purchase or hold any Euro-Dollar Rate Note, to obtain in the interbank eurodollar market through its Euro-Dollar Purchasing Office the funds with which to purchase any Euro-Dollar Rate Note or to comply with its obligations hereunder in respect thereof.

         SECTION 2.11 REGULATORY CHANGES.

                  (a) INCREASED COSTS. If, on or after the date hereof, any Regulatory Change shall impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance or similar requirement (other than any such requirement with respect to any Euro-Dollar Rate Note to the extent included in the Euro-Dollar Reserve Requirement), against, or any fees or charges in respect of assets held by, deposits with or other liabilities for the account of, commitments of, advances or purchase price of Notes or principal amount of other credit extended by, any Purchaser Party (or its Applicable Purchasing Office), or shall impose on any Purchaser Party (or its Applicable Purchasing Office) or on the relevant interbank market any other condition affecting any Euro-Dollar Rate Note or any obligation to purchase Euro-Dollar Rate Notes, and the effect of the foregoing is (i) to increase the cost to such Purchaser Party (or its Applicable Purchasing Office) of purchasing or maintaining any Euro-Dollar Rate Note or its Commitment in respect thereof by an amount which such Purchaser Party deems material or (ii) to reduce the amount of any sum received or receivable by such Purchaser Party (or its Applicable Purchasing Office) hereunder or under any other Note Document with respect thereto by an amount which such Purchaser Party deems material then, subject to Section 2.14(a), such Purchaser Party shall promptly notify the Company thereof and the Company shall from time to time pay to such Purchaser Party, within 15 days after request by such Purchaser Party, such additional amounts as may be specified by such Purchaser Party as sufficient to compensate such Purchaser Party for such increased cost or reduction.

                  (b) CAPITAL COSTS. If a Regulatory Change regarding capital adequacy has the effect of reducing the rate of return on the capital of or maintained by any Purchaser Party or any company controlling such Purchaser Party as a consequence of such Purchaser Party's Notes, Commitment or obligations hereunder and other commitments of this type to a level below that which such Purchaser Party or company could have achieved but for such Regulatory Change (taking into account such Purchaser Party's or company's policies with respect to capital adequacy) by an amount which such Purchaser Party deems material, then, subject to Section 2.14(a), such Purchaser Party shall promptly notify the Company thereof and the Company shall from time to time pay to such Purchaser Party, within 15 days after request by such Purchaser Party, such additional amounts as may be specified by such Purchaser Party as sufficient to compensate such Purchaser Party or company for such reduction in return, to the extent such Purchaser Party or such company determines such reduction to be attributable to the existence or maintenance of such Notes or obligations for the account of the Company.


                    Qualcomm/Ericsson Note Purchase Agreement

     SECTION 2.12 TAXES.


              (a) If the Company is required by Applicable Law to make any deduction or withholding in respect of any Taxes (other than Excluded Taxes) from any amount payable under any Note Document to the Paying Agent or to, or for the account of, any Purchaser Party, the Company shall pay to the Paying Agent or to, or for the account of, such Purchaser Party, on the date such amount is payable, such additional amounts as may be necessary to ensure that the net amounts received by it or for its account, in the aggregate, after all applicable deductions or withholdings, shall equal the amount that the Paying Agent or such Purchaser Party would have been entitled to receive under the Note Documents if no deductions or withholdings were made. If the Company shall deduct or withhold any Taxes from any payments under the Note Documents, it shall provide to the relevant Purchaser Party for whose account such payment was made, to the extent available to the Company, (i) a statement setting forth the amount and type of Taxes so deducted or withheld, the applicable rate and any other information or documentation that the Paying Agent or such Purchaser Party may reasonably request and (ii) as promptly as possible after payment is made to the relevant Governmental Authority, a certified copy of any original official receipt received by the Company showing payment.

              (b) If any Purchaser Party is required to make any payment on account of Taxes (other than Excluded Taxes) on or in relation to any sum received or receivable by it under any Note Document, or any liability for Taxes (other than Excluded Taxes) in respect of any such payment is imposed, levied or assessed against such Purchaser Party, whether or not correctly or legally imposed, then (i) such Purchaser Party shall promptly notify the Administrative Agent and the Company and shall provide such evidence thereof, in such form as is reasonably specified by the Company, and such cooperation as the Company may reasonably request, and (ii) the Company or the Paying Agent, as the case may be, shall pay when due such additional amounts as may be necessary to ensure that the amount received by such Purchaser Party, less any such Taxes paid, imposed, levied or assessed, including any Taxes (other than Excluded Taxes) imposed on such additional amounts, shall equal the amount that such Purchaser Party would have been entitled to retain under the Note Documents in the absence of the payment, imposition, levy or assessment of such Taxes.

              (c) Upon the written request of the Company, each Purchaser Party shall promptly provide to the Company, the Paying Agent, the Administrative Agent and the Collateral Agent such form, certification or similar documentation (each duly completed, accurate and signed) as is required by Brazil or any other jurisdiction otherwise imposing Taxes and specified by the Company in such request, but only if required or permitted under Applicable Law, in order to obtain an exemption from, or reduced rate of, deduction, payment or withholding of Taxes to which such Purchaser Party is entitled pursuant to an applicable tax treaty or the laws of Brazil or such other jurisdiction; provided that no Purchaser Party shall have any obligation to provide such form, certification or similar document if, in the sole judgment of such Purchaser Party, the provision of such form, certification or similar document will be unduly burdensome, will require such Purchaser Party to disclose any confidential or proprietary


                    Qualcomm/Ericsson Note Purchase Agreement
                                       30
information or will otherwise be disadvantageous to such Purchaser Party. Subject to the proviso in the immediately preceding sentence, the Company shall not be required to indemnify any Purchaser Party under Section 2.12(a) or 2.12(b) for any Taxes to the extent that such Taxes would not be imposed but for the failure by such Purchaser Party to provide any form, certification or similar document as required by this subsection; provided that if a Purchaser Party that is otherwise exempt from or subject to a reduced rate of withholding tax, becomes subject to Taxes because of its failure to deliver a form required hereunder, the Company shall take such steps as such Purchaser Party shall reasonably request to assist such Purchaser Party to recover such Taxes.

         SECTION 2.13 COMPENSATION FOR FUNDING LOSSES. The Company shall pay to the Administrative Agent on behalf of any Purchaser, upon demand by such Purchaser, such amount or amounts as such Purchaser determines is or are necessary to compensate it for any loss, cost, expense or liabilities incurred (including any loss, cost, expense or liability incurred by reason of the liquidation or redeployment of deposits but not for any lost profits) by it as a result of (a) any payment, prepayment, repurchase or conversion of any Euro-Dollar Rate Note for any reason (including by reason of a Mandatory Repurchase, a Mandatory Partial Repurchase, an acceleration pursuant to Section
6.2 or by operation of Section 2.10) on a date other than the last day of an Interest Period applicable to such Euro-Dollar Rate Note, or (b) any Euro-Dollar Rate Note for any reason not being issued (other than a wrongful failure to purchase by such Purchaser) on the date therefor determined in accordance with the applicable provisions of this Agreement. The loss to any Purchaser attributable to any such event shall be deemed to be an amount determined by such Purchaser to be equal to the excess, if any, of (i) the amount of interest that such Purchaser would pay for a deposit equal to the principal amount of the applicable Euro-Dollar Rate Note so paid, prepaid, repurchased, converted or not issued, as applicable, for the period from the date of such payment, prepayment, repurchase, conversion or failure to the last day of the then current Interest Period for such Euro-Dollar Rate Note (or, in the case of a failure to issue, the duration of the initial Interest Period that would have been in effect with respect to such Note) if the interest rate payable on such deposit were equal to the Adjusted Euro-Dollar Rate for such Interest Period, over (ii) the amount of interest that such Purchaser would earn on such principal amount for such period if such Purchaser were to invest such principal amount for such period at the interest rate that would be offered by such Purchaser (or an Affiliate of such Purchaser) for dollar deposits from other banks in the euro-dollar market at the commencement of such period.

         SECTION 2.14 CERTIFICATES REGARDING YIELD PROTECTION, ETC.


              (a) Any request by any Purchaser Party for payment of additional amounts pursuant to Sections 2.11, 2.12 and 2.13 shall be submitted through the Administrative Agent and shall be accompanied by a certificate of such Purchaser Party setting forth in reasonable detail the basis and calculation of the amount of such request. In determining the amount of such payment, such Purchaser Party may use such reasonable attribution or averaging methods as it deems reasonably appropriate and practical.


                    Qualcomm/Ericsson Note Purchase Agreement
                                       31

              (b) Before any Purchaser Party requests compensation under Section
2.11 or 2.12, such Purchaser Party shall designate a different Applicable Purchasing Office if such designation (i) will avoid the need for such request or reduce the amount payable under such Section and (ii) will not cause the imposition on such Purchaser Party of any additional costs or legal, regulatory or administrative burdens deemed by such Purchaser Party to be material or otherwise deemed by such Purchaser Party in its absolute and sole discretion to be disadvantageous to it.

              (c) Failure or delay on the part of any Purchaser Party to demand compensation pursuant to Section 2.11 by submitting a certificate requesting same in accordance with this Section 2.14 shall not constitute a waiver of such Purchaser Party's right to demand such compensation; provided that the Company shall not be required to compensate a Purchaser Party pursuant to Section 2.11 for any increased costs or reductions incurred more than 270 days prior to the date that such Purchaser Party submits a certificate notifying the Company of the Regulatory Change giving rise to such increased costs or reductions and of such Purchaser Party's intention to claim compensation therefor; provided further that, if the Regulatory Change giving rise to such increased costs or reductions is retroactive, then the 270-day period referred to above shall be extended to include the period of retroactive effect thereof.

         SECTION 2.15 APPLICABLE PURCHASING OFFICE; DISCRETION OF PURCHASERS AS TO MANNER OF FUNDING. Each Purchaser may purchase, carry or transfer Euro-Dollar Rate Notes at, to, or for the account of an Affiliate of the Purchaser, provided that such Purchaser shall not be entitled to receive any greater amount under
Section 2.11 or 2.12 as a result of the transfer of any such Note than such Purchaser would be entitled to immediately prior thereto unless (a) such transfer occurred at a time when circumstances giving rise to the claim for such greater amount did not exist or (b) such claim would have arisen even if such transfer had not occurred. Notwithstanding any other provision of this Agreement, each Purchaser shall be entitled to purchase all or any part of its Euro-Dollar Rate Notes in any lawful manner it sees fit.

         SECTION 2.16 NO SET-OFF REGARDING SUPPLY AGREEMENT. The obligations of the Company Parties to pay all their respective Obligations shall not be affected by (a) any set-off; counterclaim, recoupment, deduction, abatement, suspension, diminution, reduction, defense or other right that the Company or any of its Subsidiaries may have against any Ericsson Party for any reason whatsoever arising under or pursuant to the Ericsson Supply Agreement or otherwise relating to the purchase of goods or services from any Ericsson Party,
(b) any defect in the condition, design, operation or fitness for use of, or any damage to or loss or destruction of, any equipment, material or service provided by any Ericsson Party under the Ericsson Supply Agreement, (c) any insolvency, bankruptcy, reorganization or similar proceedings by or against the Company or any Guarantor or affecting any of its properties, (d) any action of any Governmental Authority or any damage to or destruction of or any taking of the Company's or any Guarantor's property or any part thereof; (e) any change, waiver, extension, indulgence or failure to perform or comply with, or other action or omission herein or in the other Note Documents (except for express written amendments to this Agreement and other Note


                    Qualcomm/Ericsson Note Purchase Agreement
                                       32

Documents as and in the manner permitted under this Agreement or the other Note Documents), (f) any dissolution of the Company or any Guarantor, whether or not permitted under the Note Documents, (g) any inability or illegality with respect to the use or ownership of the Company's or any Guarantor's property, (h) any failure to obtain, or expiration, suspension or other termination of, or interruption to, any required Governmental Approvals, (i) any lack of power or authority of the Administrative Agent or any other Purchaser Party or the Company or (j) any other event or circumstance whatsoever, whether or not similar to any of the foregoing and whether or not the Company or any Guarantor shall have notice or knowledge of any of the foregoing, it being the intention of the Administrative Agent and the other Purchaser Parties, the Company and the Guarantors that the Obligations of the Company and the Guarantors hereunder and under the other Note Documents shall be absolute and unconditional and shall be separate and independent covenants and agreements and shall continue unaffected unless the requirements to pay or perform the same shall have been amended or terminated pursuant to an express provision hereof or of any of the other Note Documents.


                                   ARTICLE III

                             CONDITIONS TO ISSUANCE

         SECTION 3.1 CLOSING CONDITIONS. The occurrence of the Closing Date shall be subject to satisfaction of the following conditions:

                  (a) COMMON TERMS AGREEMENT. The conditions to closing set forth in Section 2.1 of the Common Terms Agreement shall have been fulfilled in a manner satisfactory to, or waived in writing as required by, Section 2.1 of the Common Terms Agreement.

                  (b) FEES AND EXPENSES PAID. The Company shall have paid to the Paying Agent, to the Purchaser Parties or, in the case of expenses, to any other Person entitled thereto (i) all Fees due on or before the Closing Date and (ii) all expenses for which the Company shall have been billed on or before the Closing Date to the extent such expenses are reimbursable pursuant to Section 8.1 and denominated in Reais.

                  (c) GENERAL. All other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered, executed, recorded or otherwise resolved in form and substance satisfactory to the Administrative Agent, Qualcomm and Ericsson, and the Administrative Agent, Qualcomm and Ericsson each shall have received all such counterpart originals or certified copies thereof as it may request.

         SECTION 3.2 CONDITIONS PRECEDENT TO EACH ISSUANCE. The obligation of the Purchasers to purchase any Notes on any Issuance Date shall be subject to the following conditions precedent:

                    Qualcomm/Ericsson Note Purchase Agreement
                                       33

                  (a) COMMON TERMS AGREEMENT. The conditions precedent set forth in (i) Section 3.1 hereof shall have been satisfied or waived; and (ii)
         Section 2.2 of the Common Terms Agreement shall have been satisfied or waived in writing as required by Section 2.2 of the Common Terms Agreement.

                  (b) NOTICE OF ISSUANCE. The Company shall have delivered to the Administrative Agent, after the time the conditions set forth in
         Section 3.1 hereof and Section 2.2 of the Common Terms Agreement shall have been satisfied or waived and otherwise in accordance with the applicable provisions of this Agreement, a Notice of Issuance (or telephonic notice in lieu thereof).

                  (c) DELIVERY OF NOTES. The Company shall have delivered to the Administrative Agent Notes payable to the respective Purchasers in the principal amount to be purchased by them, duly executed by the Company and dated the Issuance Date.

                  (d) PAYMENT OF FRONT END FEES. The use of proceeds of the Issuance, as set forth in the Notice of Issuance, shall include, or the Company shall otherwise have paid, all Front End Fees payable in respect of such Issuance under the Administrative Agent's Letter.

                  (e) ISSUANCES PRIOR TO COMPLETED NON-RECOURSE ASSIGNMENT. At all times prior to the date on which the Administrative Agent shall have been notified of the occurrence of [***], the obligation of any Purchaser (other than ABN AMRO or Qualcomm) whose Notes are covered by any [***] (a [***]) to purchase Notes hereunder on any Issuance Date, is subject to the additional condition that [***], as the case may be, shall then exist, provided that nothing in this Section 3.2(e) shall affect the obligation of any Purchaser, other than a [***], to purchase Notes hereunder during the period that [***] exists, as specified in
         Section 8.6(f).

                  (f) ISSUANCES FOR INTEREST PAYMENTS PRIOR TO NON-RECOURSE ASSIGNMENT. Notwithstanding the foregoing, at any time prior to the date on which Ericsson, ABN AMRO or Qualcomm enters into a Non-Recourse Assignment of all or any portion of their Notes or Commitment hereunder, Issuances for the sole purpose of paying interest due on Notes shall not be subject to any of the conditions to Issuance, other than (i) compliance with the Total Debt to Total Capitalization and Senior Debt to Total Capitalization ratios as required by Sections 5.6(a) and (b) of the Common Terms Agreement after giving effect to such Issuance and any issuance of Exchange Debt pursuant to the Exchange Debt Agreement, (ii) the absence of a Default or Event of Default under Section 6.1(a), (b), (f), (g), (h), (i), (j), (1), (m),
         (n), (p) or (q) of the Common Terms Agreement, (iii) the absence of a Default or Event of Default under Section 6.1(c) or (d) of the Common Terms Agreement in respect of any failure of a Company Party to comply with Section 4.3, 4.8(b), 4.9, 5.1, 5.2, 5.3, 5.6(f), 5.7, 5.8, 5.9,
         5.10, 5.12 or 5.13 of the Common Terms Agreement, (iv) the absence of (A) an

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                    Qualcomm/Ericsson Note Purchase Agreement
                                       34
         acceleration of the maturity of the Notes due to the occurrence of an Event of Default or (B) a Mandatory Repurchase Notice having been given by the Required Purchasers as provided in Section 2.6(a), (v) compliance with the conditions to Issuance set forth in Sections 2.2(a) and 2.2(e) of the Common Terms Agreement and (vi) compliance with the conditions to Issuance set forth in Section 2.2(b) of the Common Terms Agreement with respect to Sections 3.1,3.2, 3.3, 3.4, 3.11, 3.21, 3.22 and 3.27. At any time subsequent to any Non-Recourse Assignment, such Issuances shall be subject to those conditions to Issuance generally applicable to all other Issuances hereunder.

                  (g) SATISFACTION OF CONDITIONS. Each Issuance of Notes shall constitute a representation and warranty by the Company as of the Issuance Date that the conditions contained in Sections 3.2(a) through
         (e), as modified by Section 3.2(f), have been satisfied.


                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         The Company hereby repeats herein as of the date hereof and as of each Issuance Date hereunder all of the representations and warranties set forth in
Article 3 of the Common Terms Agreement, which representations and warranties are hereby incorporated herein by reference.


                                    ARTICLE V

                            COVENANTS OF THE COMPANY

         SECTION 5.1 COMMON TERMS AGREEMENT. The affirmative and negative covenants set forth in Articles 4 and 5 of the Common Terms Agreement are hereby incorporated by reference.

         SECTION 5.2 SYNDICATION EFFORTS.


              (a) The Company hereby agrees to cooperate with the Administrative Agent, Qualcomm and Ericsson in connection with two completed syndication efforts, aimed at achieving assignments of the Commitments and Notes (each, a "Syndication"), at such times as the Administrative Agent (upon the request of; consultation with, and the consent of, Qualcomm and Ericsson) may elect. In connection therewith, the Company shall provide the Administrative Agent and its legal counsel and consultants with such information and access to their respective officers, directors, employees, accountants, and legal counsel as may be reasonably requested for the purpose of performing due diligence and preparing an information memorandum or like presentation package (the "Memorandum") for distribution to financial institutions and other Persons who may be interested in participating in the Commitments and Notes (together with the Purchaser, the "Syndicate"). The information requested may include, but may not be limited to,


                    Qualcomm/Ericsson Note Purchase Agreement
                                       35
general industry information and information concerning the Company generally, along with historic and projected financial information of each.

              (b) The Company agrees to make reasonable changes in this Agreement and the other Note Documents as needed to complete the Syndications, which changes would not be adverse in any material respect to the Company and would not modify the rate or payment terms, stated maturity or Initial Repurchase Date of the Notes.

              (c) Prior to delivery of the Memorandum to any potential Syndicate member, one or more knowledgeable Senior Officers of the Company shall review the Memorandum and will provide a certificate to the Administrative Agent, Qualcomm and Ericsson stating that, to the best of each such Senior Officer's knowledge, the information included in the Memorandum is correct in all material respects and does not contain any untrue statement of a material fact or omit to state any fact necessary to make such information not materially misleading. The Company shall be required to update the Memorandum while any Syndication is ongoing and provide a new certificate with respect to such Memorandum as reasonably requested by the Administrative Agent but no more frequently than quarterly.

                  (d) The Company hereby agrees that no other major financing for the Company or HoldCo will be syndicated by or with the cooperation of the Company or HoldCo in the global bank markets which would jeopardize the success of any Syndication by using up a substantial portion of the Company's credit capacity (other than (x) a syndication of the Other Commitments and Other Notes under the Nortel Note Purchase Agreement or the Harris Note Purchase Agreement if Nortel or Harris, respectively, provides an [***], other guaranty or other type of credit enhancement thereof in connection with such syndication or (y) in accordance with any syndication involving the issuance of Exchange Debt or a Qualifying Debt Offering (as defined in the Exchange Debt Agreement) in which a portion of the proceeds are used to prepay a principal amount of Notes in accordance with Section 2.1(f) of the Exchange Debt Agreement, a syndication of the Other Commitments and Other Notes under the Nortel Note Purchase Agreement in coordination with and on a pro rata basis with the Syndication of the Notes and Commitments hereunder) during the period beginning on the date on which the Administrative Agent notifies the Company that it will begin Syndication and ending on the earlier of (i) 120 days after such date and (ii) full Syndication of the Commitments and Notes hereunder to Purchasers other than Ericsson or termination of such Syndication effort, provided that if a Syndication is terminated for any reason, the Administrative Agent, Ericsson and Qualcomm shall be permitted to reutilize the above-described time periods one additional time each as if such terminated Syndication effort had never occurred. Thereafter, the Company agrees to coordinate any syndicated financing activity for its benefit or for the benefit of HoldCo in good faith with any Syndication then being prepared by the Administrative Agent, Ericsson and Qualcomm.

         SECTION 5.3 CERTAIN REGULATORY RESTRICTIONS. The Purchaser Parties and the Company acknowledge and agree that the Company or any Designated Repurchaser may require


[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                    Qualcomm/Ericsson Note Purchase Agreement
                                       36
certain Central Bank foreign exchange approvals in the future in order to utilize the commercial foreign exchange markets to make remittances in Dollars out of Brazil with respect to payments to the Administrative Agent or to the Paying Agent not specifically identified in the related Prior Approvals existing on the Closing Date or issued thereafter; provided that the failure to have or receive any such approvals does not (and shall not be deemed to) limit in any respect the Company's or such Designated Repurchaser's obligations under the Note Documents, including their respective obligations to pay all amounts due hereunder and thereunder in Dollars in the amounts and at the times provided for herein and therein.


                                   ARTICLE VI

                                EVENTS OF DEFAULT

         SECTION 6.1 EVENTS OF DEFAULT. The occurrence of (a) any one or more of the "Events of Default" described in Article 6 of the Common Terms Agreement or
(b) any failure by the Company to comply with or observe any agreement, covenant or obligation under Section 2.2 hereof shall constitute an event of default (each an "Event of Default") hereunder.

         SECTION 6.2 REMEDIES.

              (a) If an Event of Default occurs under Section 6.1(f) or Section 6.1(g) of the Common Terms Agreement, then the Commitments shall automatically and immediately terminate, and the obligation of the Purchasers to purchase any Note hereunder shall cease, the unpaid principal amount of the Notes and all other Obligations shall automatically become immediately due and payable, all without presentment, demand, protest, any additional notice or other requirements of any kind (including notice of dishonor and notice of intent to accelerate), all of which are hereby expressly waived by the Company.

              (b) If an Event of Default occurs, other than under Section 6.1(f) or 6.1(g) of the Common Terms Agreement, the Administrative Agent may, or upon written request of the Required Purchasers shall, by written notice to the Company, declare that the Commitments are terminated, whereupon the obligation of the Purchasers to purchase any Note hereunder shall cease, and/or declare the outstanding principal amount of the Notes and all other Obligations to be, and the same shall thereupon become, due and payable, all without presentment, demand, protest, any additional notice or other requirements of any kind (including notice of dishonor and notice of intent to accelerate), all of which are hereby expressly waived by the Company.

              (c) Subject to the terms of Article 9 of the Common Terms Agreement, the Agents and the other Purchaser Parties have the additional rights and remedies set forth in the Collateral Documents and the other Note Documents and Applicable Law upon the occurrence of an Event of Default.



                    Qualcomm/Ericsson Note Purchase Agreement
                                       37

                                   ARTICLE VII

                THE ADMINISTRATIVE AGENT, THE PROCEEDS COLLATERAL
                       AGENT, THE PURCHASERS AND CO-AGENTS

         SECTION 7.1 AUTHORIZATION AND ACTION.

              (a) Each Purchaser hereby irrevocably appoints and authorizes ABN AMRO to act as its Administrative Agent (which term for all purposes hereunder shall include the "Qualcomm/Ericsson Facility Agent" referred to in the Common Terms Agreement) hereunder and under the other Note Documents, to execute and deliver or accept, on its behalf, the other Note Documents and any other documents, instruments and agreements related thereto or hereto to take such action on its behalf under the provisions hereof and thereof and to exercise such rights, remedies, powers and privileges hereunder and thereunder as are delegated to the Administrative Agent by the terms hereof and thereof, together with such rights, remedies, powers and privileges as are reasonably incidental thereto.

              (b) The Administrative Agent shall not have any duties or responsibilities except those expressly set forth in the Note Documents. No duty to act, or refrain from acting, and no other obligation, covenant, responsibility or liability whatsoever, shall be implied on the basis of any right, power or authority granted to the Administrative Agent or shall become effective in the event of any temporary or partial exercise of such rights, power or authority. The Administrative Agent shall not be required to exercise any right, power, remedy or privilege granted to it in any Note Document, to ascertain or inquire whether any Default or Event of Default has occurred and is continuing, or to inspect the property (including the books and records) of the Company or to take any other affirmative action, except as expressly provided in
Section 6.2 or elsewhere in the Note Documents, or unless requested or directed to do so in accordance with the provisions of Section 8.3 hereof or Article 9 of the Common Terms Agreement.

              (c) Without limiting the generality of the foregoing, the use of the term "agent" in this Agreement with respect to the Administrative Agent is not intended to connote any fiduciary or other express or implied obligation arising under agency doctrine or any other Applicable Law; instead, such term is used merely as a matter of market custom and is intended to create or reflect only an administrative relationship among independent contracting parties.

              (d) The duties of the Administrative Agent shall be mechanical and administrative in nature. The Administrative Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any other Purchaser Party. Except for notices, reports and other documents and information expressly required to be furnished to the Purchaser Parties by the Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Purchaser Party with any credit or other information concerning the affairs, financial condition or business of the Company that may come into the possession of the Administrative Agent or any of its Affiliates.

                    Qualcomm/Ericsson Note Purchase Agreement
                                       38

         SECTION 7.2 EXCULPATION; ADMINISTRATIVE AGENT'S RELIANCE; ETC. Neither the Administrative Agent in its capacity as such nor any of its directors, officers, agents, attorneys or employees shall be liable to the Company or any other Purchaser Party for any action lawfully taken or omitted to be taken by it or them (whether negligently or otherwise) under or in connection with any Note Document (a) with the consent or at the request of the Required Purchasers (or, as provided in Section 8.3 hereof, or in Article 9 of the Common Terms Agreement, all of the Purchasers or the Specified Pari Passu Creditors (as defined below)), or (b) in any other circumstances, except for its or their own gross negligence or willful misconduct. The Administrative Agent makes no warranty or representation to any other Purchaser Party and shall not be responsible to any other Purchaser Party for any recitals, statements, warranties or representations made in, or in connection with, any Note Document or for the execution, effectiveness, genuineness, validity, enforceability, collectibility, or sufficiency of any Note Document or any financial information, opinions of counsel or other documents executed and delivered pursuant thereto, or for the financial condition of the Company. The Administrative Agent shall not be responsible to any Purchaser for the satisfaction of any condition specified in Article III hereof or Article 2 of the Common Terms Agreement, except receipt of items required to be delivered to the Administrative Agent, or for the value, effectiveness, priority, genuineness, validity, of any Collateral or any Lien thereon. The Administrative Agent may treat the Purchaser identified in the Register as the holder of any Note as the holder thereof until the Administrative Agent receives the related Assignment and Acceptance signed by such Purchaser and the assignee and in form satisfactory to the Administrative Agent. The Administrative Agent shall be entitled to rely upon any notice, certificate or other writing believed by the Administrative Agent to be genuine and correct and to have been signed or sent by the proper Person or Persons. The Administrative Agent shall be entitled to consult with legal counsel, independent public accountants and other experts selected by the Administrative Agent and to act in reliance upon the advice of such counsel and other experts concerning its actions and duties hereunder.

         SECTION 7.3 ADMINISTRATIVE AGENT AND AFFILIATES. The Administrative Agent shall, in its capacity as a Purchaser, have the same rights, powers and obligations under this Agreement and the other Note Documents as any other Purchaser and may exercise or refrain from exercising the same as though it were not the Administrative Agent, including the right to give or deny consent to any action requiring consent or direction of the Required Purchasers (or, as provided in Section 8.3 hereof; or in Article 9 of the Common Terms Agreement, all of the Purchasers or of the Specified Pari Passu Creditors). The Administrative Agent in its individual capacity and its Affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Company, any of its Subsidiaries and any Affiliate of the Company, all as if the Administrative Agent were not the Administrative Agent and without any duty to account therefor to the Purchasers. The Administrative Agent shall be entitled to receive from the Company or from the Paying Agent its fees or portions thereof in connection with this transaction without any liability to account therefor to any other Purchaser, except as the Administrative Agent may have expressly agreed.



                    Qualcomm/Ericsson Note Purchase Agreement
                                       39

         SECTION 7.4 PURCHASER CREDIT DECISION; ACKNOWLEDGMENT OF USE OF PROCEEDS BENEFITING ERICSSON. Each Purchaser Party acknowledges that it has, independently and without Reliance upon the Administrative Agent or any other Purchaser Party and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Purchaser Party also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Purchaser Party and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Note Documents. Each Purchaser Party expressly recognizes that the proceeds of a significant portion of the Notes are required to be used to make payments to Ericsson Brazil under the Ericsson Supply Agreement and expressly agrees that Ericsson, whether or not it is a Purchaser under this Agreement, shall have the rights and obligations specified under this Agreement, all without regard to the fact that such proceeds are or may be used for such purpose and that the Ericsson Supply Agreement exists.

         SECTION 7.5 INDEMNIFICATION. The Administrative Agent shall in no event be required to take any action under the Note Documents or in relation thereto not expressly specified therein, unless it shall first be indemnified to its satisfaction by the other Purchasers against any and all liability and expense that it may incur by reason of taking any such action. Each Purchaser agrees to indemnify and hold the Administrative Agent harmless (to the extent not promptly paid or reimbursed by the Company, ratably according to their respective Commitments (net, in the case of Ericsson and Qualcomm, of the principal amount then outstanding of any Exchange Debt)), from and against any and all (a) costs, expenses and other amounts incurred by the Administrative Agent otherwise payable by the Company pursuant to Section 8.1 and (b) Indemnified Liabilities that may be imposed on, incurred by, or asserted against the Administrative Agent, except to the extent they resulted from the gross negligence or willful misconduct of the Administrative Agent. Without limitation of the foregoing, each Purchaser agrees to reimburse the Administrative Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including reasonable counsel fees) incurred by the Administrative Agent in connection with the administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, the Note Documents, to the extent that the Administrative Agent is not promptly reimbursed for such expenses by the Company.

         SECTION 7.6 SUCCESSOR ADMINISTRATIVE AGENT. Subject to the penultimate sentence of this Section 7.6, the Administrative Agent may resign at any time as Administrative Agent under the Note Documents by giving 30 days' written notice thereof to the Purchasers and the Company. Upon any such resignation, the Required Purchasers shall have the right to appoint a successor Administrative Agent, which shall be reasonably satisfactory to Ericsson and Qualcomm (unless the [***] shall have occurred with respect to such party) and the Company, unless a Default or Event of Default shall then exist. If no successor Administrative Agent shall have been so appointed by the Required Purchasers, and shall have accepted such appointment, within 60 days after the retiring Administrative Agent's notice of

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                    Qualcomm/Ericsson Note Purchase Agreement
                                       40
resignation, then the retiring Administrative Agent may, on behalf of the other Purchaser Parties, appoint a successor Administrative Agent, which shall (i) be a financial institution or a branch or agency of a financial institution, organized or licensed to do business under the laws of the United States of America or any State thereof and (ii) be entitled to charge customary administrative agency fees. Upon the acceptance of any appointment as the Administrative Agent by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged of its duties and obligations under the Note Documents. Upon any retiring Administrative Agent's resignation, the provisions of this Article VII (as well as other expense reimbursement, indemnification and exculpatory provisions in the other Note Documents) shall continue in effect for its benefit as to any actions taken or omitted by it while it was Administrative Agent.

         SECTION 7.7 PURCHASER PARTIES. The provisions of this Article VII are solely for the benefit of the Administrative Agent and the Purchaser Parties and the Company shall not have any rights to rely on or enforce any of the provisions hereof (except that (a) the provisions of Section 7.6, unless a Default or an Event of Default shall then exist, and of Sections 7.8(f) and 7.9(a) are also for the benefit of the Company and (b) the Company is entitled to rely on any release executed by the Administrative Agent as authorized by
Section 7.8). In performing its functions and duties under the Note Documents, except as expressly otherwise provided in Section 8.6(c), the Administrative Agent shall act solely as Administrative Agent of the Purchasers and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for the Company.

         SECTION. 7.8 COLLATERAL AND GUARANTY MATTERS.


              (a) The Administrative Agent is hereby authorized to act as, or to appoint and authorize any Person or Person specified herein to act as, and, pursuant to Article 1288 of the Brazilian Civil Code, does hereby appoint and authorize LaSalle Bank National Association to act as, attorney-in-fact for purposes of Article 1317 of the Brazilian Civil Code and Proceeds Collateral Agent in respect of the Proceeds Account Pledge Agreement on behalf of the Purchaser Parties under this Agreement and the Proceeds Account Pledge Agreement, subject to the terms and conditions set forth herein and therein. Unless the context otherwise requires, all references in this Article VII to the Administrative Agent shall be deemed to include the Proceeds Collateral Agent. LaSalle Bank National Association, by execution of the Proceeds Account Pledge Agreement, shall accept such appointment and upon such acceptance shall be entitled to exercise such rights, remedies, powers and privileges hereunder, thereunder and under the other Note Documents as are delegated to the Proceeds Collateral Agent by the terms hereof and thereof; together with such rights, remedies, powers and privileges as are reasonably incidental thereto. The Administrative Agent is further hereby authorized to act as, or to appoint and authorize the Person or Persons specified in the Common Terms Agreement to act as, Collateral Agent on behalf of the Purchaser Parties under the Common Terms Agreement, the



                    Qualcomm/Ericsson Note Purchase Agreement
                                       41

Pari Passu Collateral Documents and the other Note Documents, as applicable, subject to the terms and conditions set forth in such documents.

              (b) Except for any matters expressly subject to the consent or approval of the Administrative Agent under the Note Documents, the Administrative Agent shall not, without the prior approval of the Required Purchasers (or, as provided in Section 8.3 hereof, or Article 9 of the Common Terms Agreement, all of the Purchasers or a specified percentage of the Other Purchasers under any or each of the Other Note Purchase Agreements or the Pari Passu Purchasers under any or each tranche of Pari Passu Debt (the "Specified Pari Passu Creditors")), consent to any departure by the Company from the terms of, waive any default or otherwise amend this Agreement or any other Note Documents. The Administrative Agent will not take any action contrary to the written direction of the Required Purchasers (or, as provided in Section 8.3, or Article 9 of the Common Terms Agreement, all of the Purchasers or the Specified Pari Passu Creditors), will take any lawful action not contrary to the provisions of the Note Documents prescribed in written instructions of the Required Purchasers (or, as provided in Section 8.3 hereof, or Article 9 of the Common Terms Agreement, all of the Purchasers or the Specified Pari Passu Creditors) and, as to any matters not expressly provided for by the Note Documents (including enforcement or collection), may decline to take any action, except upon the written instructions of the Required Purchasers (or, as provided in Section 8.3 hereof; or Article 9 of the Common Terms Agreement, all of the Purchasers or the Specified Pari Passu Creditors); provided, however, that neither the Administrative Agent nor the Proceeds Collateral Agent may fail to take any action with respect to any amendment to the Proceeds Account Pledge Agreement pursuant to Section 4.10(c)(ii) of the Common Terms Agreement, whether or not specifically requested or directed to do so, that is required to be taken by the terms of this Agreement or any other Note Document. If such instructions are requested by the Administrative Agent reasonably promptly, the Administrative Agent shall be absolutely entitled to refrain from taking any action and shall not have any liability to the Company or any of its Subsidiaries or any other Purchaser Party for refraining from taking any action until it shall have received such instructions; provided, however, that the Administrative Agent shall in no event be required to take or refrain from taking any action that would, in the Administrative Agent's opinion, (i) be contrary to the provisions of any Note Document or Applicable Law or (ii) be reasonably likely to result in material liability to the Administrative Agent.

              (c) The Purchasers hereby irrevocably authorize the Administrative Agent to, or to join with the Collateral Agent, in its discretion, in any release of any Lien held by the Collateral Agent upon any Common Collateral (i) from and after the day of termination of any Pari Passu Collateral Document pursuant to the terms thereof; (ii) constituting property being sold or disposed of if the Company certifies to the Administrative Agent and the Collateral Agent that the sale or disposition is permitted under the relevant Pari Passu Collateral Document and Section 5.8 of the Common Terms Agreement is being complied with in connection therewith (and the Administrative Agent and the Collateral Agent may rely conclusively on any such certificate, without further inquiry, unless notified to the contrary by the Required Purchasers); or (iii) approved, authorized or ratified in writing by all Purchaser Parties (or the Specified Pari


                    Qualcomm/Ericsson Note Purchase Agreement
                                       42

Passu Creditors) in accordance with Section 8.3 hereof, or Article 9 of the Common Terms Agreement; provided, however, that (A) the Administrative Agent shall not be required to execute any such documents on terms that create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (B) such release shall not in any manner discharge, affect or impair the Obligations, the Guaranties or any other Liens upon (or obligations of the Company in respect of) the assets retained by the Company, including the proceeds of any Asset Disposition, each of which shall continue to constitute part of the Common Collateral to the extent provided in the Pari Passu Collateral Documents. Upon request by the Administrative Agent at any time, the Purchaser Parties will confirm in writing the Administrative Agent's and Collateral Agent's authority to release particular types or items of Common Collateral pursuant to this Section 7.8(c).

              (d) The Purchasers hereby irrevocably authorize the Administrative Agent to, or to join with the Proceeds Collateral Agent, in its discretion, in any release of any Lien held by the Proceeds Collateral Agent upon any collateral under the Proceeds Account Pledge Agreement (i) from and after the day of termination of the Proceeds Account Pledge Agreement pursuant to the terms thereof; (ii) constituting Cash Equivalents held in the Proceeds Account being sold or disposed of if the Company certifies to Ericsson, Qualcomm, the Administrative Agent and the Proceeds Collateral Agent that the proceeds of such sale or disposition are being used for purposes permitted by Section 2.2, including, to the extent not used for any purpose set forth in Section 2.2(a)(i), (ii) or (iii), any purpose set forth in clause (C) of the proviso to
Section 2.2(a) (and the Administrative Agent and the Proceeds Collateral Agent may rely conclusively on any such certificate, without further inquiry, unless notified to the contrary by Ericsson); or (iii) approved, authorized or ratified in writing by all Purchaser Parties in accordance with Section 8.3; provided, however, that (A) neither the Administrative Agent nor the Proceeds Collateral Agent shall be required to execute any such documents on terms that create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (B) such release shall not in any manner discharge, affect or impair the Obligations, the Guaranties or any other Liens upon (or obligations of the Company in respect of) the cash and Cash Equivalents retained by the Company, including the proceeds of any sale of Cash Equivalents held in the Proceeds Account, each of which shall continue to constitute part of the collateral under the Proceeds Account Agreement to the extent provided therein. Upon request by the Administrative Agent or the Proceeds Collateral Agent at any time, the other Purchaser Parties will confirm in writing the Administrative Agent's and Proceeds Account Agent's authority to release particular types or items of collateral under the Proceeds Account Pledge Agreement pursuant to this Section 7.8(d).

              (e) Except as specifically otherwise provided in the Proceeds Account Pledge Agreement, the Proceeds Collateral Agent is hereby authorized on behalf of all of the Purchasers, without assumption of any duty or obligation in respect of and without the necessity of any notice to or further consent from any other Purchaser Party, to take any action with respect to the Proceeds Account Pledge Agreement or any collateral thereunder that may be necessary to perfect and maintain perfected the Proceeds Collateral Agent's Liens upon such collateral.


                    Qualcomm/Ericsson Note Purchase Agreement
                                       43

Without limiting or limitation of the foregoing, the Proceeds Collateral Agent shall promptly take any actions as are reasonably required to enable the Company to effectuate the provisions of Section 4.10(c)(ii) of the Common Terms Agreement, including reviewing as to form and substance any proposed amendment to the Proceeds Account Pledge Agreement prepared pursuant thereto and consenting to and executing any such amendment in such manner as may be necessary to permit such amendment to be filed, recorded or registered with any Governmental Authority.

              (f) Neither the Administrative Agent, the Proceeds Collateral Agent nor the Collateral Agent shall have any obligation whatsoever to any other Purchaser Party or other Person to assure that the Collateral exists or is owned by the Company or (except as otherwise expressly required by the Collateral Documents) is cared for, protected or insured, or that the Liens of the Proceeds Collateral Agent or Collateral Agent, as the case may be, thereunder have been properly created, perfected, protected or enforced or are entitled to any particular priority.

              (g) Except as otherwise provided in the Pari Passu Financing Documents, the Collateral Agent, in its discretion, may act in any manner it may deem appropriate in respect of the Collateral, and except as otherwise provided in the Note Documents, the Proceeds Collateral Agent, in its discretion, may act in any manner it may deem appropriate in respect of the collateral under the Proceeds Account Pledge Agreement. Neither the Administrative Agent, the Proceeds Collateral Agent nor the Collateral Agent shall have any duty or liability whatsoever with respect thereto to any other Purchaser Party.

         SECTION 7.9 PAYMENTS; AVAILABILITY OF FUNDS; CERTAIN NOTICES.

              (a) If the Administrative Agent shall fail to deliver to any other Purchaser Party its share of any payment received from the Paying Agent or the Company, as the case may be, as and when required by Section 2.8, neither the Paying Agent nor the Company shall have any liability therefor and the Administrative Agent shall pay to such Purchaser Party its share of such payment together with interest on such amount at the Federal Funds Rate, for each day from the date such amount was required to be paid to such Purchaser Party until the date the Administrative Agent pays such amount to such Purchaser Party, calculated as set forth in Section 2.3(d).

              (b) Unless (i) the Administrative Agent shall have been notified by a Purchaser Party prior to the Issuance Date of any Note or (ii) the Administrative Agent shall have been notified by the Company prior to the date on which the Company is required to make any payment hereunder (including, in the case of the Company, any payment in satisfaction of its indemnification obligations hereunder or under the Common Terms Agreement) that such Purchaser Party or the Company, as the case may be (the "Obligated Party"), does not intend to make available to the Administrative Agent the Obligated Party's purchase price for such Note or such payment, the Administrative Agent may assume that the Obligated Party will make such amount available to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption (but shall not be required to), make available to the Company (in

                    Qualcomm/Ericsson Note Purchase Agreement
                                       44
the case of an Issuance) or the Purchaser Parties (in the case of a payment or repurchase by the Company or a Designated Repurchaser) a corresponding amount. If such corresponding amount is not in fact made available to the Administrative Agent by the Obligated Party, the Administrative Agent shall be entitled to recover such amount on demand from the Obligated Party (or, in the case of an Issuance, if the Purchaser Party that is the Obligated Party fails to pay such amount forthwith upon such demand, from the Company). Such amount shall be payable together with interest thereon from the day on which such corresponding amount was made available by the Administrative Agent to the Purchaser Party or the Company, as applicable, to the date of payment by the Obligated Party (or the Company pursuant to the parenthetical clause of the preceding sentence), at a rate of interest equal to (A) in the case of any payment by any other Purchaser Party, the Federal Funds Rate, and (B) in the case of any payment by the Company, the interest rate applicable to the Note.

                  (c) The Administrative Agent shall promptly notify the Purchaser Parties telephonically or by facsimile of each Interest Period chosen by the Company (or any automatic continuation of any Euro-Dollar Rate Note pursuant to Section 2.3(c)(iv)), the Euro-Dollar Rate for each Interest Period (and the relevant interest rate), the date of any expected payment and all other material notices transmitted by the Company.

         SECTION 7.10 OBLIGATIONS OF PURCHASER PARTIES SEVERAL; RIGHT TO INITIATE JUDICIAL PROCEEDINGS.

                  (a) Each Purchaser Party's obligations hereunder are several, and not joint or joint and several. The failure of any Purchaser Party to purchase any Note or otherwise to perform its obligations hereunder will not increase the obligations of any other Purchaser Party. Notwithstanding the foregoing, any Purchaser may assume, but shall have no obligation to any Person to assume, any non-performing Purchaser's obligation to purchase a Note. Nothing contained in this Agreement and no action taken by the Administrative Agent or any other Purchaser Party pursuant to this Agreement shall be deemed to constitute the Administrative Agent, Ericsson or any other Purchaser Party to be a partnership, an association, a joint venture or any other kind of entity.

                  (b) Subject to the provisions of Section 9.3 of the Common Terms Agreement, the Collateral Agent has the right and power to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by the Common Terms Agreement and the Pari Passu Collateral Documents and may, either after entry or without entry, proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon Common Collateral and to sell all or, from time to time, any of the Common Collateral as permitted by the Pari Passu Collateral Documents; provided, however, that the Collateral Agent shall not be required to exercise any discretionary power granted to the Collateral Agent in the Common Terms Agreement or the Pari Passu Collateral Documents.

                  (c) Subject to the provisions of Section 7.8(b), the Proceeds Collateral Agent has the right and power to institute and maintain such suits and proceedings as it may deem


                    Qualcomm/Ericsson Note Purchase Agreement
                                       45
appropriate to protect and enforce the rights vested in it by this Agreement and the Proceeds Account Pledge Agreements and may, either after entry or without entry, proceed by suit or suits at law or in equity to enforce such rights and to foreclose upon the collateral under the Proceeds Account Pledge Agreement and to sell all or, from time to time, any of the collateral under the Proceeds Account Pledge Agreement as permitted thereby; provided, however, that the Proceeds Collateral Agent shall not be required to exercise any discretionary power granted to the Administrative Agent herein or in the Proceeds Account Pledge Agreements.

                  (d) Subject to the provisions of Section 8.3, the Administrative Agent has the right and power to institute and maintain such suits and proceedings as it may deem appropriate to protect and enforce the rights vested in it by this Agreement and the other Note Documents and may, either after entry or without entry, proceed by suit or suits at law or in equity to enforce such rights.

         SECTION 7.11 CO-AGENTS. No Co-Agent, in such capacity, shall have any right, power, obligation, liability, duty or responsibility whatsoever under the Note Documents to, and no Co-Agent shall be deemed to have any fiduciary relationship with, any Purchaser. Each Purchaser acknowledges that it has not relied, and will not rely, on any of the Co-Agents in deciding to enter into this Agreement or in taking or not taking any action hereunder. Each of the Co-Agents shall be entitled to all immunities and indemnities of the Administrative Agent provided in this Article VII, mutatis mutandis.

         SECTION 7.12 GLOBAL NOTE.

                  (a) Subject to Section 7.12(b), at the option of the Required Purchasers, each Issuance of the Notes shall initially be represented by one or more Notes in registered, global form without interest coupons (a "Global Note"). Each Global Note shall be deposited upon issuance with the Administrative Agent as custodian for the Purchasers and registered in the name of the Administrative Agent, in each case for credit to an account of and as the designee of a Purchaser.

                  (b) Notwithstanding Section 7.12(a), upon the occurrence and during the continuance of any Event of Default, each Global Note shall be exchanged by the Company upon the request of any Purchaser for Notes to be held by such Purchasers in the respective principal amount of such Purchaser's pro rata portion of such Global Note.

                  (c) If any Global Note is to be exchanged for other Notes or canceled in whole, it shall be surrendered by or on behalf of the Administrative Agent for exchange or cancellation as provided in this Section 7.12. If any Global Note is to be exchanged for other Notes or canceled in part, or if another Note is to be exchanged in whole or in part for a beneficial interest in any Global Note, then either (i) such Global Note shall be so surrendered for exchange or cancellation as provided in this Section 7.12 or (ii) the principal amount thereof shall be reduced or increased by an amount equal to the portion thereof to be so exchanged or canceled, or equal to the principal amount of such other Note to be exchanged for a beneficial


                    Qualcomm/Ericsson Note Purchase Agreement
                                       46
interest therein, as the case may be, by means of an appropriate adjustment made in the Register (as defined below). Upon any such surrender or adjustment of a Global Note, the Company shall deliver any Notes issuable in exchange for such Global Note (or any portion thereof) to or upon the order of, and registered in such names as may be directed by, the Administrative Agent.

                  (d) Every Note delivered upon registration of transfer of, or in exchange for or in lieu of, a Global Note or any portion thereof, whether pursuant to this Section 7.12 or otherwise, shall be delivered in the form of, and shall be, a Global Note, unless such Note is registered in the name of a Person other than the Administrative Agent.

                  (e) Nothing in this Section 7.12, or in the form of any Global Note, shall vitiate the several nature of the agreements to purchase and obligations of the Purchasers set forth in Article II.

         SECTION 7.13 COMMON TERMS AGREEMENT: PAYING AGENCY AGREEMENT.

                  (a) Each Purchaser Party (in its capacity as a Purchaser Party) hereby approves the form of the Common Terms Agreement and the other Note Documents attached as exhibits to the Common Terms Agreement and hereby authorizes each of the Administrative Agent and the Collateral Agent on its behalf to accept from the Company and execute and deliver as Administrative Agent or Collateral Agent, as applicable, and on behalf of the Purchasers, the Common Terms Agreement and other Note Documents in substantially the form of such exhibits, with such changes, additions or deletions as the Administrative Agent and Collateral Agent, in their reasonable discretion, may approve as reasonably necessary or appropriate, such approval to be conclusively evidenced by the Administrative Agent's and Collateral Agent's acceptance or execution thereof. Without limitation, each Purchaser (in its capacity as a Purchaser) agrees to be bound by the Common Terms Agreement, any amendment thereto adopted in accordance with the terms thereof and by any notices that the Administrative Agent may deliver thereunder on the Purchasers' behalf. Each Purchaser Party (in its capacity as a Purchaser Party) also authorizes the Administrative Agent, the Proceeds Collateral Agent and the Collateral Agent to accept, or execute and deliver, such additional documents (including financing statements, opinions, certificates and other documents in form and substance satisfactory to the Administrative Agent, the Proceeds Collateral Agent and the Collateral Agent, in their discretion) in connection with the closing pursuant to Section 3.1 hereof or Section 2.1 of the Common Terms Agreement, upon any Issuance Date pursuant to
Section 3.2 hereof or Section 2.2 of the Common Terms Agreement, or any subsequent closing for the pledge of any additional Collateral or any additional Guaranties as the Administrative Agent, the Proceeds Collateral Agent or the Collateral Agent, in its respective reasonable discretion, may approve, such approval to be conclusively evidenced by the Administrative Agent's, the Proceeds Collateral Agent's or Collateral Agent's acceptance or execution thereof.

                  (b) Each Purchaser Party (in its capacity as a Purchaser Party) hereby approves the form of the Paying Agency Agreement and hereby authorizes the Administrative Agent on its behalf to accept from the Company and execute and deliver as Administrative Agent


                    Qualcomm/Ericsson Note Purchase Agreement on behalf of the Purchasers the Paying Agency Agreement in substantially the form presented to such Purchaser Party, with such changes, additions or deletions as the Administrative Agent, in its reasonable discretion, may approve as reasonably necessary or appropriate, such approval to be conclusively evidenced by the Administrative Agent's acceptance or execution thereof. Without limitation, each Purchaser (in its capacity as a Purchaser) agrees to be bound by the Paying Agency Agreement, any amendment thereto adopted in accordance with the terms hereof and by any notices that the Administrative Agent may deliver thereunder on the Purchasers' behalf.


                                  ARTICLE VIII

                                 MISCELLANEOUS

         SECTION 8.1 EXPENSES. The Company shall pay promptly after demand:

                  (a) any and all reasonable out-of-pocket expenses incurred by Qualcomm, ABN AMRO or Ericsson through the Closing Date associated with the performance of any due diligence review and the preparation, negotiation, execution and delivery of the Note Documents, including the reasonable fees, disbursements and other charges of one firm of Ericsson's outside counsel in each of the United States of America and Brazil, in each case whether or not the Closing Date occurs; provided that (i) the aggregate amount payable under this clause (a) through the Closing Date, excluding legal fees and disbursements, will not exceed $50,000, and (ii) this clause (a) shall not be applicable in respect of any expenses incurred by Ericsson or Qualcomm at any time after the [***] has occurred with respect to such party;

                  (b) any and all out of pocket expenses of the Administrative Agent, Qualcomm and Ericsson with respect to Syndication of this Agreement and the facilities hereunder, including printing, legal and travel expenses (but not including any fees or other charges of legal counsel to the Administrative Agent incurred at any time prior to the Closing Date);

                  (c) any and all reasonable out-of-pocket expenses incurred by the Administrative Agent, Proceeds Collateral Agent, Ericsson or Qualcomm after the Closing Date associated with the administration of the Note Documents and any waiver or amendment of the Note Documents (including the execution and delivery of additional Collateral Documents as required by the Common Terms Agreement), including the reasonable fees, disbursements and other charges of one firm of Ericsson's (or the Administrative Agent's, as the case may be) outside counsel in each the United States of America and Brazil; and

                  (d) any and all costs and expenses (including fees and disbursements of in-house and other attorneys, appraisers, consultants and other experts) incurred by the

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                   Qualcomm/Ericsson Note Purchase Agreement
                                       48

         Purchaser Parties, after an actual or alleged Default or an Event of Default, in any workout, restructuring or similar arrangements, or in connection with the protection, preservation, exercise or enforcement of any of the terms of the Note Documents, or in connection with any foreclosure, collection or bankruptcy proceedings.

Notwithstanding the foregoing, to the extent the Company shall have been billed on or before the Closing Date for any amounts under paragraph (a) and (b) above, and such expenses are denominated in a currency other than in Reais, the Company shall pay such expenses within 90 days after the Closing Date.

         SECTION 8.2 INDEMNITY. Ericsson and the Purchaser Parties under this Agreement shall be indemnified to the extent of and subject to the terms and conditions set forth in Section 10.2 of the Common Terms Agreement. Section 10.2 of the Common Terms Agreement is hereby incorporated herein by reference, provided that all references therein to "this Agreement" shall be read as being to this Agreement and all references therein to the "Pari Passu Creditor Parties" shall be read as being to Ericsson and the Purchaser Parties under this Agreement.

         SECTION 8.3 WAIVERS: AMENDMENTS IN WRITING.

                  (a) No amendment of any provision of this Agreement, of the Notes or any other Note Document or of the Paying Agency Agreement (including, in each case, a waiver thereof or consent relating thereto) shall be effective unless the same shall be in writing and signed or consented to by the Administrative Agent, Ericsson and Qualcomm (unless the [***] shall have occurred with respect to such party), the Required Purchasers, the Company, each Guarantor and, to the extent required by Article 9 of the Common Terms Agreement, the Specified Pari Passu Creditors. Notwithstanding the foregoing:

                           (i) No amendment that has the effect of (A) reducing the rate or amount, or extending the stated maturity or due date, of any amount payable by any Company Party or any Designated Repurchaser to any Purchaser Party under the Note Documents (including the amount payable pursuant to any Mandatory Repurchase or Mandatory Partial Repurchase or in satisfaction of any indemnification obligation arising under Section 2.8(b)), (B) increasing the amount, or extending the stated termination or reduction date, of any Commitment of any Purchaser, or subjecting any Purchaser Party to any additional obligation to extend credit, (C) permitting the creation of any Lien ranking prior to or on a parity with the Lien of any Collateral Document (other than a "Pari Passu Lien" securing "Other Pari Passu Debt," each as defined on the date hereof in the Common Terms Agreement), subordinating the Lien of any Collateral Document or releasing any part of the Collateral (except as permitted under the Note Documents on the date hereof) or depriving any Purchaser Party of the security afforded by the Lien of any Collateral Document, (D) [***] (except as permitted under the Note Documents), (E) amending or waiving
         Section 4.8(b), 4.9 or 5.12 of the Common Terms Agreement in a manner adverse to the interests of the Purchaser Parties, (F) changing Section
         2.9 hereof,

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                   Qualcomm/Ericsson Note Purchase Agreement
                                       49
         this Section 8.3 or the definition of the terms "Initial Repurchase Date", "Required Purchasers" or "Specified Pari Passu Creditors," (G) amending or waiving any material provision of the Paying Agency Agreement in any respect, including any modification in any provisions regarding the time or method of payment thereunder, the availability of remedies to the Purchaser Parties thereunder or the ability of the Paying Agent to assign (including by operation of law) its obligations thereunder or (H) consenting to the assignment by the Paying Agent (including by operation of law) of its obligations under the Paying Agency Agreement or to the selection by the Company of a successor Paying Agent in accordance with the terms of the Paying Agency Agreement shall be effective unless the same shall be signed by or on behalf of all of the Purchasers or, in the case of any amendment referred to in clause (A) or (B) all of the Purchasers directly affected thereby;

                           (ii) No amendment that has the effect of (A) increasing the duties or obligations of the Administrative Agent, (B) increasing the standard of care or performance required on the part of the Administrative Agent, or (C) reducing or eliminating the indemnities or immunities to which the Administrative Agent is entitled (including any amendment of this Section 8.3), shall be effective unless the same shall be signed and consented to by the Administrative Agent;

                           (iii) No amendment that has the effect of (A) increasing the duties or obligations of the Proceeds Collateral Agent,
         (B) increasing the standard of care or performance required on the part of the Proceeds Collateral Agent, or (C) reducing or eliminating the indemnities or immunities to which the Proceeds Collateral Agent is entitled (including any amendment of this Section 8.3), shall be effective unless the same shall be signed and consented to by the Proceeds Collateral Agent;

                           (iv) No amendment of Section 2.2, Section 2.5,
         Section 8.6 or this Section 8.3(a) shall be effective unless the same shall be signed and consented to by Qualcomm and Ericsson; and

                           (v) All amendments to the Proceeds Account Pledge Agreement as are required by Section 4.10 of the Common Terms Agreement and all amendments to the Proceeds Account Pledge Agreement for the purpose of removing and naming a successor to any Person designated as the depositary thereunder shall be in form and substance satisfactory to the Proceeds Collateral Agent, shall be consistent with the provisions of such Section 4.10 of the Common Terms Agreement and shall not require the consent of any Person other than (I) the Proceeds Collateral Agent, (II) the Company and (III) the Person designated as the depositary and, if applicable, the successor to such Person.

                  (b) Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other


                    Qualcomm/Ericsson Note Purchase Agreement
                                       50
circumstances. Any amendment effected in accordance with this Section 8.3 shall be binding upon each present and future Purchaser Party and the Company.

         SECTION 8.4 CUMULATIVE REMEDIES; FAILURE OR DELAY. The rights and remedies provided for under this Agreement are cumulative and are not exclusive of any rights and remedies that may be available to the Purchaser Parties under Applicable Law or otherwise. No failure or delay on the part of any Purchaser Party in the exercise of any power, right or remedy under the Note Documents shall impair such power, right or remedy or operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude other or further exercise thereof or of any other power, right or remedy.

         SECTION 8.5 NOTICES, ETC. All notices and other communications under this Agreement shall be in writing and (except for financial statements, other related informational documents and routine communications, which may be sent by first-class mail, postage prepaid) shall be personally delivered or sent by prepaid courier, by overnight, registered or certified mail (postage prepaid), or by facsimile, and shall be deemed given when received by the intended recipient thereof. Unless otherwise specified in a notice sent or delivered in accordance with this Section 8.5, all notices and other communications shall be given to the parties hereto at their respective addresses (or to their respective facsimile numbers) indicated in Schedule 1.1(b) (in the case of the Purchaser Parties) or Schedule 10.4 of the Common Terms Agreement (in the case of the Company).

         SECTION 8.6 SUCCESSORS AND ASSIGNS; ETC.

                  (a) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The Company may not assign or transfer any interest hereunder without the prior written consent of each Purchaser Party.

                  (b) Upon the earlier of January 1, 2000 or the Commercial Launch Date (or, in the case of any [***], at any time), each Purchaser shall have the right at any time to assign (an "Assignment") all or any portion of such Purchaser's unfunded Commitments or Notes (or both) to one or more Eligible Assignees; provided, however, that (i) unless otherwise agreed by the Administrative Agent, each Assignment shall be of a constant, and not a varying, percentage of all of the assigning Purchaser's rights and obligations with respect to each of the assigned Commitments of such Purchaser and related rights and obligations under this Agreement and the other Note Documents (it being understood that a Purchaser may separately assign all or any portion of each of its Commitments or its Notes, or both); (ii) unless a Default or Event of Default then exists, no Assignment shall be to a Person that is a provider of telecommunications services in Brazil or an Affiliate of such provider; (iii) the parties to the Assignment shall execute and deliver to the Administrative Agent either (x) an assignment and acceptance substantially in the form of Exhibit G-1 (a "Non-Recourse Assignment and Acceptance") pursuant to which such Assignment will not carry with it any rights under any [***] that applied to Notes or Commitment assigned or (y) an assignment

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

                   Qualcomm/Ericsson Note Purchase Agreement
                                       51
and acceptance substantially in the form of Exhibit G-2 (or, if there is no such Exhibit on the date hereof, acceptable in form and substance to the Company and the Purchasers) (a "Recourse Assignment and Acceptance"); (iv) the assignee shall pay to the Administrative Agent a processing and recordation fee of $3,500; (v) no Assignment shall be effective for any purpose unless and until the Administrative Agent accepts such Assignment and makes an appropriate entry thereof in the Register; (vi) each Assignment by ABN AMRO prior to the [***] shall (A) require the consent of Ericsson (which shall not be unreasonably withheld) and (B) if the Assignment is pursuant to a Recourse Assignment and Acceptance, carry with it the rights [***] that applied to the Notes or Commitment assigned, provided the assignee agrees in the Recourse Assignment and Acceptance to be bound by the terms and conditions of [***] and (vii) each assignment of a Note hereunder shall be deemed to be an assignment of such Note and the Commitment corresponding to such Note. Upon satisfaction of the conditions in clauses (i) through (iv) and (vi) of the proviso to the immediately preceding sentence with respect to any proposed Assignment, the Administrative Agent shall accept the Assignment, make appropriate entries thereof in the Register and send notice thereof to the Company and all Purchaser Parties. The Administrative Agent shall note in the Register, and notify Ericsson and Qualcomm (provided that the [***] with respect thereto has not yet occurred), whether such Assignment is intended to be a [***] and, if so, whether the conditions in clause (vi) were satisfied in respect of such Assignment. From and after the date on which the conditions in the foregoing clauses (i) through
(vi) and the Assignment and Acceptance have been satisfied, the assignee shall be a "Purchaser" hereunder and, to the extent that rights and obligations hereunder have been assigned to it, shall have the rights and obligations of the assigning Purchaser hereunder, and the assigning Purchaser shall, to the extent that rights and obligations hereunder have been assigned by it, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment covering all or the remaining portion of the assigning Purchaser's rights and obligations under this Agreement, cease to be a party hereto); provided that all rights of the assigning Purchaser under Section 8.2 (and any indemnification provisions contained in the other Note Documents) shall survive any Assignment of all other rights and obligations of such Purchaser.

                  (c) The Administrative Agent, which for purposes of this
Section 8.6(c) only shall be deemed to act as agent of the Company, shall maintain at the Administrative Agent's Office a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names of the Purchaser Parties and their respective Commitments and the principal amounts of their respective Notes. The entries in the Register shall be conclusive as against the Company and each Purchaser Party, in the absence of manifest error, notwithstanding notice to the contrary. The Register shall be available for inspection by the Company or any Purchaser Party at any reasonable time and from time to time upon reasonable prior notice. Prior to the due presentment for registration of transfer of any Note, the Company and the Administrative Agent shall treat the Person in whose name such Note is registered (or, if any Note is a Global Note, by whom a beneficial interest in any such Note is held) as the owner of

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.


                    Qualcomm/Ericsson Note Purchase Agreement
                                       52
such Note and all Notes evidenced thereby for the purpose of receiving all payments thereon and for all other purposes, notwithstanding any notice to the contrary.

                  (d) Each Purchaser shall have the right at any time to grant or sell participations (each, a "Participation") in all or any portion of such Purchaser's Commitments and Notes to one or more banks or other institutions, subject to the terms and conditions set forth in this Section 8.6(d) and the terms of [***]. If any Purchaser sells or grants a Participation, (i) such Purchaser shall make and receive all payments for the account of its participant, including payments to Ericsson under [***], (ii) such Purchaser's obligations under this Agreement [***] shall remain unchanged, (iii) such Purchaser shall continue to be the sole holder of its Notes and other Note Documents [***], if any, subject to the Participation and shall have the sole right to enforce its rights and remedies under the Note Documents [***] (subject to Section 7.10), (iv) the Company and the other Purchaser Parties shall continue to deal solely and directly with such Purchaser in connection with such Purchaser's rights and obligations under the Note Documents [***], if any, and
(v) the Participation agreement shall not restrict such Purchaser's ability to agree to any amendment of the terms of the Note Documents [***], or to exercise or refrain from exercising, or grant to or create in favor of such participant, any powers or rights that such Purchaser may have under or in respect of the Note Documents, [***] or any Collateral, including the right to vote on any matter or to give any consent or approval, except that the participant may be granted the right to consent to any (A) reduction of the rate or amount, or any extension of the stated maturity, Initial Repurchase Date or due date of any interest, principal or Fees payable by any Company Party and subject to the Participation, (B) increase of the rate or amount, or any shortening of the stated maturity, Initial Repurchase Date or due date, of any interest or fees payable by the Purchaser to Ericsson [***] and to which the Participation is subject, (C) increase in the amount or extension of the stated termination or any reduction date of the affected Commitments, or (D) release of all or substantially all of the Collateral, Ericsson [***] or any Guarantor under its Guaranty, except to the extent otherwise provided in the Note Documents [***]. A participant shall have the rights of the Purchasers under Sections 2.11, 2.12 and 2.13 and 8.11, subject to the obligations imposed by such Sections; provided that amounts payable to any participant shall not exceed the amounts that would have been payable under such Sections to the Purchaser granting the Participation had such Participation not been granted, unless the Participation is made with the prior written consent of the Company.

                  (e) Each Purchaser may at any time assign or pledge any portion of its rights under the Note Documents to a Federal Reserve Bank. No such assignment or pledge shall be subject to the provisions of Sections 8.6(b) or 8.6(d).

                  (f) Following the occurrence of [***], all Notes held by and Commitments of any [***] shall, at the election of such [***], be re-assigned to Ericsson on the terms and conditions set forth [***]

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.


                    Qualcomm/Ericsson Note Purchase Agreement
                                       53

[***] and this Section 8.6 (in which case such [***] shall cease to be a Purchaser hereunder). Whether or not such Assignment has occurred, however, unless [***] has occurred, upon the occurrence of [***], (i) the Commitment of each [***] shall be automatically reduced to an amount equal to such Purchaser's Commitment Usage (and each such [***] shall be automatically released from that portion of such [***] Commitment in excess of its then Commitment Usage), and
(ii) Ericsson shall assume, without any further condition or action on the part of Ericsson or any other Person, that portion of the Commitments from which such [***] were released pursuant to clause (i) of this paragraph (f). Following such reduction, release and assumption, the [***] shall continue to be "Purchasers" under this Agreement, until the Assignment contemplated by the first sentence of this Section 8.6(f) has become effective, and Ericsson shall have a Commitment, hold Notes or have an increased Commitment hereunder, as the case may be. It is expressly agreed that the foregoing reduction, release and assumption shall occur simultaneously so that, if the [***] are not obligated to purchase Notes on any Issuance Date, Ericsson shall instead be obligated to purchase such Notes, to the extent of the Commitments assumed by it pursuant to this provision, and subject to the other terms and conditions set forth herein and the other Note Documents.

          SECTION 8.7 CONFIDENTIALITY.

                  (a) Each Purchaser Party will maintain any confidential information that it may receive from the Company or any of its Subsidiaries pursuant to this Agreement confidential and shall not disclose such information to third parties without the prior consent of the Company, except for disclosure: (i) to legal counsel, accountants and other professional advisors to the Purchaser Party on a "need-to-know basis" who have agreed to be subject to this Section 8.7; (ii) to regulatory officials having jurisdiction over the Purchaser Party; (iii) required by Applicable Law or in connection with any legal proceeding; (iv) to any other Purchaser Party or to any Affiliate of any Purchaser Party; (v) to another Person in connection with a potential Assignment, Participation (or an assignment by Ericsson or Qualcomm of Exchange
Debt) or a Purchaser Party's off-balance sheet or securitization transaction in the ordinary course of its business, provided that such Person shall have agreed in writing to be subject to this Section 8.7; (vi) to prospective purchasers of Collateral after an Event of Default; and (vii) of information that has been previously disclosed publicly without breach of this provision.

                  (b) The Company shall maintain this Agreement and the other Note Documents confidential and shall not disclose them to third parties, except for disclosure: (i) to legal counsel, accountants and other professional advisors to the Company who have agreed to be subject to this Section 8.7; (ii) to regulatory officials having jurisdiction over the Company; (iii) required by Applicable Law or in connection with any legal proceeding; (iv) to the Purchaser Parties; (v) at the request of any Purchaser Party, to another Person in connection with a potential Assignment or Participation (or an assignment of Exchange Debt); and (vi) of information that has been previously disclosed publicly without breach of this provision.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.


                   Qualcomm/Ericsson Note Purchase Agreement
                                       54

          SECTION 8.8 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (OTHER THAN CHOICE OF LAW RULES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION).

          SECTION 8.9 CHOICE OF FORUM.

                   (a) Pursuant to Section 5-1402 of the New York General Obligations Law, all actions or proceedings arising in connection with this Agreement may be tried and litigated in, and the Company hereby submits to the nonexclusive jurisdiction of, the state or Federal courts located in the Borough of Manhattan, New York City, State of New York, unless such actions or proceedings are required to be brought in another court to obtain subject matter jurisdiction over the matter in controversy. EACH OF THE COMPANY AND THE PURCHASER PARTIES WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS, TO ASSERT THAT IT IS NOT SUBJECT TO THE JURISDICTION OF SUCH COURTS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

                   (b) The Company hereby irrevocably appoints CT Corporation Systems (the "Process Agent," which has consented thereto) with offices on the date hereof at 111 Eighth Avenue, New York, New York 10011, as Process Agent to receive for and on behalf of the Company service of process in the County of New York relating to this Agreement and any other Note Document not governed by the laws of Brazil. SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING AGAINST THE COMPANY MAY BE MADE ON THE PROCESS AGENT BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK, AND THE PROCESS AGENT IS HEREBY AUTHORIZED AND DIRECTED TO ACCEPT SUCH SERVICE FOR AND ON BEHALF OF THE COMPANY AND TO ADMIT SERVICE WITH RESPECT THERETO. SUCH SERVICE UPON THE PROCESS AGENT SHALL BE DEEMED EFFECTIVE PERSONAL SERVICE ON THE COMPANY, SUFFICIENT FOR PERSONAL JURISDICTION, AND SHALL BE LEGAL AND BINDING UPON THE COMPANY FOR ALL PURPOSES, NOTWITHSTANDING ANY FAILURE OF THE PROCESS AGENT TO MAIL COPIES OF SUCH LEGAL PROCESS TO THE COMPANY, OR ANY FAILURE ON THE PART OF THE COMPANY TO RECEIVE THE SAME. The Company confirms that it has instructed the Process Agent to mail to the Company, upon service of process being made on the Process Agent pursuant to this Section, a copy of the summons and complaint or other legal process served upon it, by registered mail, return receipt requested, at the Company's address set forth in Schedule 10.4 of the Common Terms Agreement, or to such other address as the Company may notify the Process Agent in writing. The Company agrees that it will at all times maintain a Process Agent to receive service of process in the County of New York on its behalf with respect to this Agreement. If for any reason the Process Agent or any successor thereto shall no longer serve as such Process Agent or


                   Qualcomm/Ericsson Note Purchase Agreement
                                       55
shall have changed its address without notification thereof to the Purchaser Parties, the Company, immediately after gaining knowledge thereof, irrevocably shall appoint a substitute Process Agent acceptable to the Administrative Agent in the County of New York and advise the Administrative Agent thereof.

                  (c) NOTHING CONTAINED IN THIS SECTION SHALL PRECLUDE ERICSSON OR THE PURCHASER PARTIES FROM BRINGING ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN THE COURTS OF ANY PLACE WHERE THE COMPANY OR ANY OF ITS ASSETS MAY BE FOUND OR LOCATED.

          SECTION 8.10 CURRENCY EQUIVALENTS; JUDGMENT CURRENCY.

                  (a) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder or under any other Note Document in Dollars into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which, in accordance with normal banking procedures, the Administrative Agent could purchase Dollars with such other currency at the close of business in New York City on the Business Day preceding that on which final judgment is given.

                  (b) The obligation of the Company in respect of any sum due from it to any Purchaser Party hereunder or under any other Note Document shall, notwithstanding any judgment in a currency other than Dollars, be discharged only to the extent that on the Business Day following receipt by Ericsson or such Purchaser Party in such other currency of any sum adjudged to be so due Ericsson or such Purchaser Party may, in accordance with normal banking procedures, purchase Dollars with such other currency; if the Dollars so purchased are less than the sum originally due to Ericsson or such Purchaser Party in Dollars, the Company agrees, as a separate obligation and notwithstanding any such judgment, to indemnify Ericsson or such Purchaser Party against such loss, and if the Dollars so purchased exceed the sum originally due to any such Purchaser Party, such Purchaser Party agrees to remit to the Company such excess.

           SECTION 8.11 SET-OFF. In addition to any rights now or hereafter granted under Applicable Law, during the existence and continuation of any Event of Default, each Purchaser Party is hereby irrevocably authorized by the Company, at any time or from time to time, without notice to the Company or to any other Person, any such notice being hereby expressly waived, to set-off and to appropriate and to apply any and all deposits (general or special, including certificates of deposit, whether matured or unmatured, but not including trust accounts) and any other indebtedness, in each case whether direct or indirect or contingent or matured or unmatured at any time held or owing by such Purchaser Party to or for the credit or the account of the Company, against and on account of the obligations of the Company to such Purchaser Party under the Note Documents to which the Company is a party, irrespective of whether or not such Purchaser Party shall have made any demand for payment and although such obligations may be contingent and unmatured. Each Purchaser Party agrees to promptly notify the Company, the Collateral Agent, the Proceeds Collateral Agent and the Administrative Agent after any such set-off or application made by such Purchaser.

                   Qualcomm/Ericsson Note Purchase Agreement

         SECTION 8.12 NATURE OF VESPER CAYMAN SPV'S OBLIGATIONS. Notwithstanding anything herein or in any of the Note Documents to the contrary, (a) the Company shall have no direct or contingent obligations (including by reason of Section 2.12(b) or 8.2 hereof) in respect of Vesper Cayman SPV's obligations under the Purchasers' Fee Letter and (b) Vesper Cayman SPV shall not be deemed to be a Company Party for purposes of, and the obligations of Vesper Cayman SPV under the Purchasers' Fee Letter shall not constitute Obligations to the Purchaser Parties that are secured by the collateral under, the Proceeds Account Pledge Agreement.

         SECTION 8.13 HEADINGS. The Article and Section headings used in this Agreement are for convenience of reference only and shall not affect the construction hereof.

         SECTION 8.14 SEVERABILITY. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable under Applicable Law in any jurisdiction, such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability, which shall not affect any other provisions hereof or the validity, legality or enforceability of such provision in any other jurisdiction.

         SECTION 8.15 SURVIVAL OF AGREEMENTS, REPRESENTATIONS AND WARRANTIES. All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement, the closing and the Issuances of Notes hereunder and shall continue as valid and enforceable agreements, and representations and warranties (when made hereunder) until payment and performance of any and all Obligations. Any investigation at any time made by or on behalf of the Purchaser Parties shall not diminish the right of the Purchaser Parties to rely thereon. Without limitation, the agreements and obligations of the Company contained in Sections 2.11, 2.12, 2.13, 2.14, 8.1 and 8.2, and the obligations of the Purchasers under Section 7.5 shall survive the payment in full of all other Obligations.

         SECTION 8.16 EXECUTION IN COUNTERPARTS.

                  (a) This Agreement may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement. This Agreement shall become effective upon the execution of a counterpart hereof by each of the parties hereto. Faxed signatures to this Agreement shall be binding for all purposes to the extent provided in clause (b).

                  (b) This Agreement shall be effective immediately upon its execution by all parties hereto, provided that, on the Closing Date, each party hereto shall deliver originally executed signature pages that, if executed in Brazil, have been witnessed by two witnesses or, if executed outside of Brazil, have been notarized by a notary public licensed as such under the laws of the place of signing.

         SECTION 8.17 COMPLETE AGREEMENT; THIRD-PARTY BENEFICIARIES. This Agreement, together with the other Note Documents, is intended by the parties as the final expression of their


                    Qualcomm/Ericsson Note Purchase Agreement agreement regarding the subject matter hereof and as a complete and exclusive statement of the terms and conditions of such agreement. There are no third-party beneficiaries of this Agreement, except that the Collateral Agent and the Proceeds Collateral Agent are expressly intended to be a third-party beneficiary of this Agreement.

         SECTION 8.18 NO FIDUCIARY DUTIES OR PARTNERSHIP; LIMITATION OF LIABILITY; ETC.

                  (a) The relationship between the Company and each Purchaser Party is solely that of debtor and creditor, and neither the Administrative Agent, the Proceeds Collateral Agent, the Collateral Agent nor any other Purchaser Party has any fiduciary or other special relationship with the Company, and no term or condition of any of the Note Documents shall be construed so as to deem the relationship between the Company and any Purchaser Party to be other than that of debtor and creditor. No joint venture or partnership is created by this Agreement or any other Note Document among any Purchaser Parties or among the Company and any Purchaser Party.

                  (b) No claim shall be made by any party hereto against any other party hereto or its Affiliates, directors, officers, employees or agents for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or under any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and the Company, on behalf of itself and its Subsidiaries, and each of the other parties hereto waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

                  (c) All attorneys, accountants, appraisers and other professional Persons and consultants retained by the Purchaser Parties shall have the right to act exclusively in the interest of the Purchaser Parties and shall have no duty of disclosure, duty of loyalty, duty of care or other duty or obligation of any type or nature whatsoever to the Company or any of its Subsidiaries or any of their shareholders, Affiliates or any other Person except as required by or arising under Applicable Law.

         SECTION 8.19 SECURITIES LAWS MATTERS.

                  (a) NATURE OF NOTES. The parties hereto acknowledge that the Notes and any Participations therein are not and are not intended to be "securities" as defined in the Securities Act, and that the issuance, sale and assignment of and granting of Participations in the Notes are not intended to be subject to the provisions governing the issuance, sale and transfer of "securities" thereunder.

                  (b) CERTAIN REPRESENTATIONS AND COVENANTS. Each Purchaser, by execution and delivery hereof or of an Assignment and Acceptance, shall be deemed to make to the Company, as of the Closing Date or upon the effectiveness of such Assignment and Acceptance, as the case may be, and as of each Issuance Date thereon or thereafter, (without regard to whether



                    Qualcomm/Ericsson Note Purchase Agreement the Notes are "securities for purposes of the Securities Act), the following representations, warranties and covenants:

                           (i) Such Purchaser is acquiring the Notes (or Participations therein) solely for financing or investment purposes and not with a view toward, or for sale in connection with, any distribution thereof (except for distributions of Notes held by Ericsson pursuant to the Syndications), has received and reviewed such information as it deems necessary to evaluate the merits and risks of its investment in the Notes, is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Notes, including a complete loss of its investment.

                           (ii) Such Purchaser acknowledges that the Notes issued hereunder have not been and will not be registered under the Securities Act and may not be offered, sold or otherwise transferred without registration under the Securities Act other than to the Company or unless an exemption from registration is available. In addition, the Purchaser represents that it is acquiring the Notes for investment and not with a view to any sale or distribution thereof, subject to its ability to resell this Note pursuant to Rule 144A or Regulation S of the Securities Act, or as otherwise provided by law and subject in any case to any requirement of law that the disposition of the property of such Purchaser shall at all times be and remain within its control.

                           (iii) The Notes and the other Note Documents may be amended or supplemented from time to time to modify the restrictions on and procedures for resales and other transfers of the Notes to reflect any change in Applicable Law (or the interpretation thereof) or in practices related to the resale or transfer of restricted securities generally. By the acceptance of any Note, such Purchaser is deemed to have agreed to any such amendment or supplement.

                           (iv) Any offer of Assignment or Assignment by such Purchaser not made pursuant to an effective registration statement shall only be made (A) to Persons whom the Purchaser reasonably believes to be "qualified institutional buyers" as such term is defined in Rule 144A promulgated under the Securities Act, (B) to non-U.S. Persons outside of the United States (which shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for beneficial owners (other than an estate or trust) that are non-U.S. Persons) to whom the Purchaser reasonably believes offers of Assignment or Assignment of the Notes may be made in reliance upon Regulation S promulgated under the Securities Act and applicable securities legislation of the relevant jurisdiction or (C) to other "accredited investors" within the meaning of Regulation D promulgated under the Securities Act. Such Purchaser will take reasonable steps to inform, and cause each of its Affiliates to take reasonable steps to inform, Persons acquiring Notes from such Purchaser or one of its



                    Qualcomm/Ericsson Note Purchase Agreement

         Affiliates, as the case may be, in the United States (the "Subsequent Purchasers") that the Notes (x) have not been and will not be registered under the Securities Act, (y) are being sold to such Subsequent Purchasers without registration under the Securities Act in reliance on Rule 144A or Regulation S promulgated thereunder or in accordance with another exemption from registration under the Securities Act, as the case may be, and (z) may not be offered, sold or otherwise transferred except in compliance with the Securities Act.

         SECTION 8.20 WAIVER OF IMMUNITY. To the extent that the Company has or hereafter may be entitled to claim or may acquire, for itself or any of its assets, any immunity from suit, jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations hereunder and under the other Note Documents to the extent permitted by Applicable Law and without limiting the generality of the foregoing, agrees that the waivers set forth in this Section shall be effective to the fullest extent now or hereafter permitted under the Foreign Sovereign Immunities Act of 1976 of the United States of America and are intended to be irrevocable for purposes of such Act.

         SECTION 8.21 ENGLISH LANGUAGE. Any translation of this Agreement or any Note or other Note Document into another language shall have no interpretive effect. All documents or notices to be delivered pursuant to or in connection with this Agreement and the Note Documents shall be in the English language, or, if any such document or notice is not in the English language, accompanied by an English translation thereof, and the English language version of any such document or notice shall control for purposes hereof.

                        {Space intentionally left blank.}



                    Qualcomm/Ericsson Note Purchase Agreement

         SECTION 8.22 WAIVER OF TRIAL BY JURY. THE COMPANY AND THE PURCHASER PARTIES WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION UNDER THIS AGREEMENT OR ANY ACTION ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION OR ACTIONS.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above.

                                        Company:

                                        VESPER S.A., a sociedade anonima


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------



                                        ---------------------------------------
                                        Witness



                                        ---------------------------------------
                                        Witness

                    Qualcomm/Ericsson Note Purchase Agreement

                                        Administrative Agent:

                                        ABN AMRO BANK N.V., as Administrative
                                        Agent


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------



                                        Purchasers:

                                        ABN AMRO BANK N.V., as initial Purchaser


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                        QUALCOMM INCORPORATED, as initial
                                        Purchaser


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                    Qualcomm/Ericsson Note Purchase Agreement

                                        Ericsson:

                                        TELEFONAKTIEBOLAGET LM ERICSSON
                                        (PUBL.), individually


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


                    Qualcomm/Ericsson Note Purchase Agreement

                                                                 SCHEDULE 1.1(a)

                                  COMMITMENTS


========================================================================================
          PURCHASER                    COMMITMENT            INITIAL ISSUANCE COMMITMENT
----------------------------------------------------------------------------------------
ABN Amro Bank N.V                   $    38,250,000               $    38,250,000
----------------------------------------------------------------------------------------
Qualcomm Incorporated               $   114,750,000               $   114,750,000
----------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                 TOTAL              $153,000,000.00               $153,000,000.00
========================================================================================


                    Qualcomm/Ericsson Note Purchase Agreement

                                                                 SCHEDULE 1.1(b)

                              PURCHASER INFORMATION

ADMINISTRATIVE AGENT'S OFFICE

ABN AMRO Bank N.V.
Agency Services
1325 Avenue of the Americas, 9th Floor
New York, New York 10128
Fax: 212-314-1712
Phone: 212-314-1724
Attention: Linda Boardman

ADMINISTRATIVE AGENT'S ACCOUNT (for funding of purchase price of Notes by the Purchasers and for payments by the Paying Agent or any Company Party):

Account Name: [***]
Account No.: [***]
ABN AMRO Bank, NY
ABA No.: [***]
Ref: For Qualcomm/Ericsson NPA: Qualcomm/Ericsson-Vesper (Brazil)

PAYING AGENT'S OFFICE

Chase Trust Bank
Akasaka Park Building, 13th Floor
2-20 Akasaka 5-chome
Minato-ku, Tokyo 107 Japan
Fax: 001-212-946-8177/8178
Phone: (212) 946-3172
Attention: William Potes
Ref: Vesper S.A.

PAYING AGENT'S ACCOUNT (FOR FUNDING OF PAYMENTS BY THE COMPANY):

Account No. [***]
The Chase Manhattan Bank
ABA# [***]

PURCHASERS:

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.


                    Qualcomm/Ericsson Note Purchase Agreement

=====================================================================================================================
           PURCHASERS                   DOMESTIC PURCHASING OFFICE                   EURO-DOLLAR PURCHASING OFFICE
---------------------------------------------------------------------------------------------------------------------

ABN Amro Bank NV.                    Foreign Credit Services                      Foreign Credit Services
                                     PAC HQ 4132                                  PAC HQ 4132
                                     Gustav Mahlerlaan 10                         Gustav Mahlerlaan 10
                                     P.O. Box 283                                 P.O. Box 283
                                     1000 EA Amsterdam                            1000 EA Amsterdam
                                     The Netherlands                              The Netherlands
                                     Fax: 20-6-281-286                            Fax: 20-6-281-286
                                     Phone: 20-3-830-222                          Phone: 20-3-830-222
                                     Attention: Foreign Credit Services           Attention: Foreign Credit Services
---------------------------------------------------------------------------------------------------------------------

Qualcomm Incorporated                5775 Morehouse Drive                         5775 Morehouse Drive
                                     San Diego, CA 92121-1714                     San Diego, CA 92121-1714
                                     Fax: 858-658-4203                            Fax: 858-658-4203
                                     Phone: 858-651-9537                          Phone: 858-651-9537
                                     Attention: Director, Finance                 Attention: Director, Finance
=====================================================================================================================

ERICSSON'S OFFICE:

Telefonaktiebolaget LM Ericsson
Telefonvagen 30
SE-126 25 Stockholm
Sweden
Fax: 011-468-719-0500
Phone: 011-468-719-0000
Attention: EFC/Credit Administration

ERICSSON'S ACCOUNT:

Account Holder: Ericsson Credit AB
Bank: Skandinaviska Enskilda Banken, Stockholm
Account Number: [***]
Reference: Vesper Brazil

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.


                    Qualcomm/Ericsson Note Purchase Agreement

                                                                      EXHIBIT A

                                  FORM OF NOTE

THIS NOTE (THIS "NOTE") HAS NOT BEEN REGISTERED UNDER THE UNITED STATES OF AMERICA SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER SUCH ACT UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE. IN ADDITION, THE PURCHASER REPRESENTS THAT IT IS ACQUIRING THIS NOTE FOR INVESTMENT AND NOT WITH A VIEW TO ANY SALE OR DISTRIBUTION HEREOF, SUBJECT TO ITS ABILITY TO RESELL THIS NOTE PURSUANT TO RULE 144A OR REGULATION S OF THE UNITED STATES OF AMERICA SECURITIES ACT OF 1933, AS AMENDED, OR AS OTHERWISE PROVIDED BY LAW AND SUBJECT IN ANY CASE TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF THE PROPERTY OF ANY HOLDER SHALL AT ALL TIMES BE AND REMAIN WITHIN ITS CONTROL.

THIS NOTE AND RELATED DOCUMENTATION MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME TO MODIFY THE RESTRICTIONS ON AND PROCEDURES FOR RESALES AND OTHER TRANSFERS OF THIS NOTE TO REFLECT ANY CHANGE IN APPLICABLE LAW OR REGULATION (OR THE INTERPRETATION THEREOF) OR IN PRACTICES RELATED TO THE RESALE OR TRANSFER OF RESTRICTED SECURITIES GENERALLY. BY THE ACCEPTANCE OF THIS NOTE, THE PURCHASER HEREOF SHALL BE DEEMED TO HAVE AGREED TO ANY SUCH AMENDMENT OR SUPPLEMENT.



$                                                               [PLACE AND DATE]
 --------------

FOR VALUE RECEIVED, the undersigned, Vesper S.A., a sociedade anonima organized under the laws of Brazil (the "Company"), hereby unconditionally promises to pay to the holder hereof from time to time or its registered assigns (the "Holder"), as registered in the Register, pursuant to the Paying Agency Agreement dated December 13, 1999 (the "Paying Agency Agreement") among the Company, the Initial Facility Agents (as defined in the Common Terms Agreement), the Collateral Agent, and the Paying Agent (as defined below), on July 1, 2012, the principal amount of $____________. The Company further agrees to pay interest on the unpaid principal amount hereof from time to time outstanding as provided in Article 2 hereof.


                         Note (Qualcomm/Ericsson NPA)

                           ARTICLE 1. DEFINED TERMS.

         SECTION 1.1 DEFINED TERMS GENERALLY. Capitalized terms used but not otherwise defined in this Note shall have the meanings assigned to them in the Note Purchase Agreement (as defined below) (including terms defined therein by reference to the Common Terms Agreement (as defined below)).

         SECTION 1.2 DEFINITIONS. The following terms with initial capital letters have the following meanings:

                  "ADJUSTED EURO-DOLLAR RATE" means, with respect to any day during any Interest Period, a rate per annum (rounded upwards, if necessary, to the next higher 1/100 of 1%) equal to (i) the applicable London Interbank Offered Rate for such Interest Period, divided by (ii) 1.00 minus the Euro-Dollar Reserve Requirement for such day (expressed as a decimal).

                  "ADMINISTRATIVE AGENT" means ABN AMRO Bank N.V. ("ABN AMRO"), as Administrative Agent for the Purchasers or any successor in such capacity.

                  "APPLICABLE MARGIN" means, at any time, with respect to Euro-Dollar Rate Notes, 6% per annum and with respect to Base Rate Notes, 5% per annum.

                  "APPLICABLE PURCHASING OFFICE" means, with respect to any Purchaser Party, (i) in the case of any payment with respect to Euro-Dollar Rate Notes, the Purchaser Party's Euro-Dollar Purchasing Office, and (ii) in the case of any payment with respect to Base Rate Notes or any other payment under the Note Documents, the Purchaser Party's Domestic Purchasing Office.

                  "BASE RATE" means, for any day, the greater of (i) the average of interest rates per annum announced by the Reference Banks at their respective principal offices as their prime rate effective for that day, which rate may not be the lowest rate then being charged to commercial borrowers by such Reference Banks, or (ii) the Federal Funds Rate in effect on such day plus 0.5% per annum. Any change in the Base Rate due to a change in such prime rate or the Federal Funds Rate shall be effective from and including the effective date of such change respectively in such prime rate or the Federal Funds Rate.

                  "BASE RATE NOTE" means a Note, or portion thereof, that bears interest at a rate determined by reference to the Base Rate.

                  "COMMON TERMS AGREEMENT" means the Common Terms Agreement dated as of December 13, 1999 (as amended from time to time), by and among (i) the Company, (ii) Vesper Holding S.A., (iii) ABN AMRO and Harris Corporation, as Initial Facility Agents, (iv) the Other Pari Passu Facility Agents that may hereafter become parties thereto and (v) the Collateral Agent.


                         Note (Qualcomm/Ericsson NPA)

                  "COMPANY" is defined in the Preamble.

                  "EURO-DOLLAR BUSINESS DAY" means any Business Day on which commercial banks are open for international business (including dealings in interbank Dollar deposits) in London, England.

                  "EURO-DOLLAR RATE NOTE" means any Note, or portion thereof, that bears interest at a rate determined by reference to an Adjusted Euro-Dollar Rate (and as to which a single Interest Period is applicable).

                  "EVENT OF DEFAULT" means the occurrence of (i) any one or more of the "Events of Default" described in Article 6 of the Common Terms Agreement or (ii) any failure by the Company to comply with or observe any agreement, covenant or obligation under Section 2.2 of the Note Purchase Agreement.

                  "FEDERAL FUNDS RATE" means, for any day, the rate per annum (rounded upwards, if necessary to the nearest 1/100th of 1%) equal to the weighted average of the rates of overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York on the Business Day next succeeding such day, provided that if such rate is not so published for any day that is a Business Day, the Federal Funds Rate for such day shall be the average rate charged to the Reference Banks on such day on such transactions as determined by the Administrative Agent.

                  "HOLDER" is defined in the Preamble.

                  "INTEREST PAYMENT DATE" means the last day of March, June, September and December in each year, beginning March 31, 2000.

                  "INTEREST PERIOD" means, subject to the next sentence, with respect to each Euro-Dollar Rate Note issued on any Issuance Date, the period commencing on the date specified in the related Notice of Issuance or Notice of Continuation/Conversion (or telephonic notice in lieu thereof) and ending one, two, three or six months thereafter, as the Company may elect pursuant to
Section 2.1(c) or 2.3(c) of the Note Purchase Agreement as applicable. Notwithstanding the foregoing: (a) if a Euro-Dollar Rate Note is continued, the Interest Period applicable to such Euro-Dollar Rate Note shall commence on the day on which the Interest Period applicable to such Euro-Dollar Rate Note ends;
(b) any Interest Period applicable to a Euro-Dollar Rate Note (i) that would otherwise end on a day that is not a Euro-Dollar Business Day shall be extended to the next succeeding Euro-Dollar Business Day, unless such succeeding Euro-Dollar Business Day falls in another calendar month, in which case such Interest Period shall end on the next preceding Euro-Dollar Business Day or
(ii) that begins on the last Euro-Dollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Euro-Dollar Business Day of the


                         Note (Qualcomm/Ericsson NPA)
calendar month; (c) no Interest Period for any Note shall end after the stated maturity date of such Note and no Interest Period for any Note shall both commence prior to and end after the Initial Repurchase Date; and (d) for any Issuance subsequent (for purposes of this definition, a "Subsequent Issuance") to the first Issuance (for purposes of this definition, a "Benchmark Issuance") bearing an Interest Period of identical length, the initial Interest Period of such Subsequent Issuance shall end on the last day of the Interest Period for the Benchmark Issuance in effect on the date of such Subsequent Issuance. Notwithstanding the foregoing, the first Interest Period may end on an "Interest Payment Date," if the Company so elects in the first Notice of Issuance.

                  "LONDON INTERBANK OFFERED RATE" means, with respect to any Interest Period, the rate per annum calculated by the Administrative Agent as the arithmetic mean (rounded upwards, if necessary, to the next higher 1/100th of 1%) of the offered rates for deposits in Dollars with a term comparable to such Interest Period that appears on the Telerate Page (as defined below) at approximately 11:00 A.M., London time, on the second full Euro-Dollar Business Day preceding the first day of such Interest Period; provided that if there shall at any time no longer exist a Telerate Page, "London Interbank Offered Rate" shall mean, with respect to each day during each Interest Period pertaining to a Euro-Dollar Rate Note, the rate per annum equal to the average of the rates at which the Reference Banks are offered Dollar deposits at or about 10:00 A.M., New York City time, two Business Days prior to the beginning of such Interest Period in the London interbank eurodollar market where the eurodollar and foreign currency and exchange operations in respect of their Euro-Dollar Rate Note purchases are then being conducted, for delivery on the first day of such Interest Period, for the number of days comprised therein and in an amount comparable to the principal amount of the Euro-Dollar Rate Notes to be outstanding during such Interest Period. "Telerate Page" means the display designated as Page 3750 on the Dow Jones & Company Telerate system (or such other page as may replace such page on such system or any successor system for the purpose of displaying the rates at which Dollar deposits are offered by leading banks in the London interbank deposit market).

                  "MANDATORY PARTIAL REPURCHASE" is defined in Section 2.6(c)(i) of the Note Purchase Agreement.

                  "NOTICE OF CONTINUATION/CONVERSION" is defined in Section 2.3(b).

                  "NOTE DOCUMENTS" means, collectively, the Note Purchase Agreement, the Common Terms Agreement, this and any other Note, the Guaranties, the Collateral Documents, the Exchange Debt Agreement, the Capital Contribution Agreement, the Fee Letters, the Subordination Agreements (other than any such agreement relating to Subordinated Debt), all of the Interest Rate Hedge Agreements between the Company, on the one hand, and one or more Swap Lenders, on the other hand, in respect of the Obligations, and all amendments, exhibits and schedules to any of the foregoing.


                         Note (Qualcomm/Ericsson NPA)

                  "NOTE PURCHASE AGREEMENT" means the Secured Note Purchase Agreement, dated as of December 13, 1999 (as amended from time to time), by and among (i) the Company, (ii) ABN AMRO and Qualcomm Incorporated, as initial purchasers, (iii) the Administrative Agent and (iv) Telefonaktiebolaget LM Ericsson (publ.), individually.

                  "PAYING AGENT" means Chase Trust Bank or any successor in such capacity, as paying agent under the Paying Agency Agreement.

                  "PAYING AGENT'S OFFICE" means the office of the Paying Agent identified as such in Schedule 1.1(b) to the Note Purchase Agreement, or such other office as the Paying Agent may hereafter designate by notice to the Company and the Administrative Agent.

                  "POST-DEFAULT RATE" means, subject to Section 2.3(e) of the Note Purchase Agreement, at any time, a rate per annum equal to the Adjusted Euro-Dollar Rate or the Base Rate in effect at such time plus the Applicable Margin plus 1%.

                  "REFERENCE BANKS" means the Reference Purchaser, Citibank, N.A. and The Chase Manhattan Bank.

                  "REFERENCE PURCHASER" means (i) the Administrative Agent, if it is a bank, or (ii) ABN AMRO, if the Administrative Agent is not a bank.

                  "REGISTER" means the register for the recordation of the names of the Purchaser Parties and their respective Commitments and the principal amounts of their respective Notes maintained by the Administrative Agent in accordance with Section 8.6(c) of the Note Purchase Agreement.

                  "SUBSEQUENT PURCHASERS" is defined in Section 6.13(b)(ii).


        ARTICLE 2. INTEREST; INTEREST PERIODS; CONTINUATION/CONVERSION.

         SECTION 2.1 INTEREST RATE AND PAYMENT.

                  (a) This Note shall bear interest on the outstanding principal amount hereof, from and including the Issuance Date to and excluding the due date or the date of any repayment hereof, at the following rates per annum: (i) for so long as and to the extent that this Note is a Euro-Dollar Rate Note, at the Adjusted Euro-Dollar Rate for each day during each Interest Period applicable hereto plus the Applicable Margin in respect of Euro-Dollar Rate Notes; and (ii) for so long as and to the extent that this Note is a Base Rate Note, at the Base Rate (as in effect from time to time) plus the Applicable Margin in respect of Base Rate Notes.

                  (b) Notwithstanding Section 2.1(a) hereof or Sections 2.3(a)(i) and 2.3(a)(ii) of the Note Purchase Agreement, at any time while an Event of Default exists under Section

                         Note (Qualcomm/Ericsson NPA)

6.1(a) or (q) of the Common Terms Agreement in respect of any principal, interest, Fees or other amount payable under the Note Documents or in respect of any indemnification obligation related thereto, this Note shall bear interest to the maximum extent permitted by Applicable Law at a fluctuating rate per annum equal to the Post-Default Rate as in effect from time to time, without notice or demand of any kind, until such Event of Default shall have been waived or otherwise shall have ceased to exist.

                  (c) Accrued interest shall be payable in arrears (i) for so long as and to the extent that this Note is a Base Rate Note, on each Interest Payment Date; (ii) for so long as and to the extent that this Note is a Euro-Dollar Rate Note, on the last day of each Interest Period applicable thereto; provided that if the Interest Period applicable to a Euro-Dollar Rate
Note is longer than three months, interest also shall be payable on the day that is three months after the first day of such Interest Period; (iii) in the case of any interest accrued at the Post-Default Rate pursuant to Section 2.1(b) hereof, on demand; and (iv) when this Note shall become due (whether at maturity, by reason of prepayment, acceleration, Mandatory Purchase, Mandatory Partial Repurchase or otherwise).

         SECTION 2.2 INTEREST PERIODS. Notwithstanding anything herein to the contrary, all Interest Periods applicable to this Note for so long as and to the extent that this Note is a Euro-Dollar Rate Note shall comply with the definition of "Interest Period" and the provisions of the Note Purchase Agreement.

         SECTION 2.3 CONTINUATION/CONVERSION.

                  (a) Subject to Sections 2.3(c), 2.3(b) and 2.10 of the Note Purchase Agreement and the Company obtaining all necessary approvals, the Company shall have the option (i) at any time, to convert all or any part of this Note from a Base Rate Note to a Euro-Dollar Rate Note, (ii) on the last day of the Interest Period applicable hereto, to (A) convert all or any part of this Note from a Euro-Dollar Rate Note to a Base Rate Note, (B) to the extent that this Note is a Euro-Dollar Rate Note, continue all or any part of this Note as a Note of the same Type, provided that, in the case of clause (i) and
(ii)(B) of this Section 2.3(a), there does not exist an Event of Default at such time. To the extent that this Note is a Euro-Dollar Rate Note, if an Event of Default shall exist upon the expiration of the Interest Period applicable to this Note, this Note automatically shall be converted into a Base Rate Note.

                  (b) If the Company elects to continue or convert this Note or a part hereof under this Section 2.3, it shall deliver to the Administrative Agent a Notice of Continuation/Conversion together with all attachments required thereby, duly completed and executed by a Responsible Officer (a "Notice of Continuation/Conversion"), (i) not later than 10:00 a.m. (New York time) at least three Euro-Dollar Business Days before the proposed continuation or conversion date, if the Company proposes to continue or to convert all or part of this Note into, a Euro-Dollar Rate Note, and (ii) otherwise not later than 10:00 a.m. (New York time) at least three Business Days before the proposed continuation or conversion date.

                         Note (Qualcomm/Ericsson NPA)

                  (c) In lieu of delivering a Notice of Continuation/Conversion, the Company, through a Responsible Officer, may give the Administrative Agent telephonic notice of any proposed continuation or conversion by the time a Notice of Continuation/Conversion would be required to be delivered and containing all information required therefor; provided, however, that such notice shall be confirmed in writing by delivery of a Notice of Continuation/ Conversion to the Administrative Agent on or before the proposed continuation or conversion date. The Holder shall incur no liability to the Company in acting upon any telephonic notice that the Administrative Agent believes to have been given by a Responsible Officer or for otherwise acting in good faith under this
Section 2.3 and in converting or continuing this Note (or a part hereof) pursuant to any telephonic notice.

                  (d) Any Notice of Continuation/Conversion (or telephonic notice in lieu thereof) shall be irrevocable and the Company shall be bound to continue or convert in accordance therewith. If any request for the continuation or conversion of this Note is not made in accordance with this
Section 2.3, or, to the extent that this Note is a Euro-Dollar Rate Note, if no notice is so given with respect to this Note and the Interest Period applicable hereto expires, then this Note automatically shall be continued as a Euro-Dollar Rate Note having an Interest Period of one month.

         SECTION 2.4 COMPUTATIONS. For so long as and to the extent that this
Note is a Euro-Dollar Rate Note, interest on this Note shall be computed on the basis of a 360-day year and the actual number of days elapsed (including the first and excluding the last day of the period). For so long as and to the extent that this Note is a Base Rate Note, interest on this Note shall be computed on the basis of a 365/366-day year and the actual number of days elapsed (including the first and excluding the last day of the period). Any change in the interest rate on this Note resulting from a change in the rate applicable hereto pursuant to the terms hereof shall become effective as of 9:00 a.m. (New York time) on the day on which such change in the applicable rate shall become effective.

         SECTION 2.5 MAXIMUM LAWFUL RATE OF INTEREST. The rate of interest payable on this Note shall in no event exceed the maximum rate permissible under Applicable Law. If the rate of interest payable on this Note or other amount is ever reduced as a result of this Section 2.5 and at any time thereafter the maximum rate permitted by Applicable Law shall exceed the rate of interest provided for in this Note, then the rate provided for in this Note shall be increased up to the maximum rate provided by Applicable Law for such period as is required so that the total amount of interest received by the Holder during such period is that which would have been received by the Holder but for the operation of the first sentence of this Section 2.5.

                   ARTICLE 3. REPURCHASE; ACCELERATION; ETC.

         SECTION 3.1 MANDATORY REPURCHASE AND OPTIONAL OR VOLUNTARY REPURCHASE; ACCELERATION. This Note is subject to mandatory repurchase at the option of the Holder, is subject to optional or voluntary repurchase at the option of the Company and is subject to

                         Note (Qualcomm/Ericsson NPA)
acceleration, all on the terms and conditions set forth in the Note Purchase Agreement, all of which are incorporated herein by reference. Reference is made to the Note Purchase Agreement for the foregoing terms and conditions as well as certain other provisions applicable to this Note.

                         ARTICLE 4. MANNER OF PAYMENT.

         SECTION 4.1 PAYMENT GENERALLY. Except as otherwise expressly provided in the Note Purchase Agreement, the Company or any Designated Repurchaser shall make each payment under this Note to the Paying Agent in Dollars and in immediately available funds, without any deduction whatsoever, including any deduction for any setoff, recoupment, counterclaim or Taxes (other than Excluded Taxes), at the Paying Agent's Office, for deposit in the Paying Agent's Account (which amount will be held in trust for the Administrative Agent) at such time as shall provide the Paying Agent with sufficient time to, in turn, pay such amount to the Administrative Agent in Dollars and in immediately available funds, without any deduction whatsoever, including any deduction for any setoff, recoupment, counterclaim or Taxes at the Administrative Agent's Office for the account of the Applicable Purchasing Offices of the Holder, for deposit in the Administrative Agent's Account not later than 12:00 noon (New York time) on the due date thereof. Any payments received after 12:00 noon (New York time) on any Business Day shall be deemed received on the next succeeding Business Day. Not later than 2:00 p.m. (New York time) on the day such payment is made, the Administrative Agent shall initiate a wire transfer to the Holder or its registered assigns, for the account of the Holder's Applicable Purchasing Office, in Dollars and in immediately available funds, of the Holder's share of the payment so made, determined pursuant to Section 2.9 of the Note Purchase Agreement. Delivery to the Administrative Agent shall be made by the Paying Agent in accordance with the written instructions satisfactory to the Paying Agent from time to time given to the Paying Agent by the Administrative Agent; and delivery to the Holder shall be made by the Administrative Agent in accordance with the written instructions satisfactory to the Administrative Agent from time to time given to the Administrative Agent by the Holder.

         SECTION 4.2 DISCHARGE; INDEMNIFICATION. The Holder agrees that any payment received by the Paying Agent made in respect of this Note under and in accordance with Section 2.8(a) of the Note Purchase Agreement from or on behalf of the Company shall be deemed to satisfy pro tanto the corresponding obligations of the Company under this Note to pay the Holder and shall be conclusive and shall discharge the Company of its corresponding payment obligations to the Holder under this Note. To the extent that the Company or any other Person on behalf of the Company makes any payment due under this Note to the Paying Agent, the Company hereby indemnifies the Holder against any failure on the part of the Paying Agent to pay to the Administrative Agent in accordance with the instructions provided to the Paying Agent by the Administrative Agent pursuant to Section 2.8(a) of the Note Purchase Agreement any sum due in respect of this Note by the due date or due time thereof and agrees to pay the amount of such payment due, plus interest at the Post-Default Rate, not later than (i) one Business Day after the due date thereof, in the case of payments of principal and (ii) three Business Days after the due date thereof, in the case of payments of interest and (iii) five


                         Note (Qualcomm/Ericsson NPA)

Business Days after the date thereof, in the case of expenses or other amounts payable under this Note. This indemnity constitutes a separate and independent obligation from the obligations of the Company under this Note and shall give rise to a separate and independent cause of action. To the extent that the Paying Agent makes any payment to the Administrative Agent with respect to which the Holder has received a payment from the Company in satisfaction of its indemnification obligations set forth in Section 4.2, the Holder shall promptly return to the Company any such indemnification payment so made by the Company, together with interest at the Federal Funds Rate from, one Business Day after the later of (x) the date on which the payment from the Paying Agent was received by the Holder and (y) the date on which the payment from the Company was received by the Holder, to but excluding the date on which such payment is returned to the Company.

         SECTION 4.3 DATE OF PAYMENT. Whenever any payment or repurchase to be made hereunder shall be due on a day that is not a Business Day (or, in the case of any payment with respect to a Euro-Dollar Rate Note, not a Euro-Dollar Business Day), such payment shall instead be made on the next succeeding Business Day (or, in the case of any such payment with respect to a Euro-Dollar Rate Note, the next succeeding Euro-Dollar Business Day), together with interest accrued during the period of such extension, unless, in the case of any such payment in respect of a Euro-Dollar Note, such succeeding Euro-Dollar Business Day falls in the next calendar month, in which case such payment or repurchase shall be made on the immediately preceding Euro-Dollar Business Day.

         SECTION 4.4 PAYMENTS SET ASIDE. To the extent any Agent or the Holder receives payment of any amount under this Note, whether by way of payment by the Company, setoff, as proceeds of Collateral or otherwise, which payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, other law or equitable cause, in whole or in part, then, to the extent of such payment received and to the extent permitted by Applicable Law, the Obligations or Fees or part thereof intended to be satisfied thereby shall be revived and continue in full force and effect, together with all Collateral security therefor, as if such payment had not been received by the Agent or the Holder. If prior to any such invalidation, declaration, setting aside or requirement, this Note shall have been canceled or surrendered, this Note shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, discharge or otherwise affect the obligations of the Company in respect of the amount of the affected payment.

         SECTION 4.5 MANDATORY SUSPENSION AND CONVERSION OF EURO-DOLLAR RATE NOTES; REGULATORY CHANGES; COMPENSATION FOR FUNDING LOSSES. Under certain circumstances, this Note, to the extent it is a Euro-Dollar Rate Note, will be converted into a Base Rate Note. In addition, under certain circumstances, certain additional costs and other amounts are payable by the Company in respect of this Note. Reference is made to the Note Purchase Agreement for a complete description of the foregoing, all of which are hereby incorporated herein by reference.

                         Note (Qualcomm/Ericsson NPA)

                               ARTICLE 5. TAXES.

         SECTION 5.1 TAXES.

                  (a) If the Company is required by Applicable Law to make any deduction or withholding in respect of any Taxes (other than Excluded Taxes) from any amount payable under this Note to the Paying Agent or to, or for the account of the Holder, the Company shall pay to the Paying Agent or to, or for the account of such Holder, on the date such amount is payable, such additional amounts as may be necessary to ensure that the net amounts received by it or for its account, in the aggregate, after all applicable deductions or withholdings, shall equal the amount that the Paying Agent or the Holder would have been entitled to receive under this Note if no deductions or withholdings were made. If the Company shall deduct or withhold any Taxes from any payments under this Note, it shall provide to the Holder to the extent available to the Company, (i) a statement setting forth the amount and type of Taxes so deducted or withheld, the applicable rate and any other information or documentation that the Paying Agent or the Holder may reasonably request and (ii) as promptly as possible after payment is made to the relevant Governmental Authority, a certified copy of any original official receipt received by the Company showing payment.

                  (b) If the Holder is required to make any payment on account of Taxes (other than Excluded Taxes) on or in relation to any sum received or receivable by it under this Note, or any liability for Taxes (other than Excluded Taxes) in respect of any such payment is imposed, levied or assessed against the Holder, whether or not correctly or legally imposed, then (i) the Holder shall promptly notify the Administrative Agent and the Company and shall provide such evidence thereof, in the form reasonably specified by the Company, and such cooperation as the Company may reasonably request, and (ii) the Company shall pay when due such additional amounts as may be necessary to ensure that the amount received by the Holder, less any such Taxes paid, imposed, levied or assessed, including any Taxes (other than Excluded Taxes) imposed on such additional amounts, shall equal the amount that the Holder would have been entitled to retain under this Note in the absence of the payment, imposition, levy or assessment of such Taxes.

                  (c) Upon the written request of the Company, the Holder shall promptly provide to the Company, the Paying Agent, the Administrative Agent and the Collateral Agent such form, certification or similar documentation (each duly completed, accurate and signed) as is required by Brazil or any other jurisdiction otherwise imposing Taxes and specified by the Company in such request, but only if required or permitted under Applicable Law, in order to obtain an exemption from, or reduced rate of, deduction, payment or withholding of Taxes to which the Holder is entitled pursuant to an applicable tax treaty or the laws of Brazil or such other jurisdiction; provided that the Holder shall not have any obligation to provide such form, certification or similar document if, in the sole judgment of the Holder, the provision of such form, certification or similar document will be unduly burdensome, will require the Holder to disclose any confidential or proprietary information or will otherwise be disadvantageous to the


                         Note (Qualcomm/Ericsson NPA)

Holder. Subject to the proviso in the immediately preceding sentence, the Company shall not be required to indemnify the Holder under Section 5.1(a) or 5.1(b) hereof or Section 2.12(a) or 2.12(b) of the Note Purchase Agreement for any Taxes to the extent that such Taxes would not be imposed but for the failure by the Holder to provide any form, certification or similar document as required by this subsection; provided that if the Holder is otherwise exempt from or subject to a reduced rate of withholding tax and becomes subject to Taxes because of its failure to deliver a form required hereunder, the Company shall take such steps as the Holder shall reasonably request to assist the Holder to recover such Taxes.

                           ARTICLE 6. MISCELLANEOUS.

         SECTION 6.1 EXPENSES. To the extent provided in the Note Purchase Agreement, the Company shall pay promptly after demand, any and all costs and expenses (including fees and disbursements of in-house and other attorneys, appraisers, consultants and other experts) incurred by the Holder after an actual or alleged Default or an Event of Default, in any workout, restructuring or similar arrangements, or in connection with the protection, preservation, exercise or enforcement of any of the terms of this Note, or in connection with any foreclosure, collection or bankruptcy proceedings.

         SECTION 6.2 WAIVERS; AMENDMENTS IN WRITING.

                  (a) No amendment of any provision of this Note (including a waiver thereof or consent relating thereto) shall be effective unless the same shall be in writing and signed or consented to in accordance with Section 8.3(a) of the Note Purchase Agreement.

                  (b) Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances.

         SECTION 6.3 CUMULATIVE REMEDIES; FAILURE OR DELAY. The rights and remedies provided for under this Note and the Note Purchase Agreement are cumulative and are not exclusive of any rights and remedies that may be available to the Holder under Applicable Law or otherwise. No failure or delay on the part of the Holder in the exercise of any power, right or remedy under this Note shall impair such power, right or remedy or operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude other or further exercise thereof or of any other power, right or remedy.

         SECTION 6.4 SUCCESSORS AND ASSIGNS; ETC.

                  (a) This Note shall be binding upon and inure to the benefit of the Holder and its successors and permitted assigns. The Company may not assign or transfer any interest hereunder without the prior written consent of the Holder.


                         Note (Qualcomm/Ericsson NPA)

                  (b) This Note may be assigned, and participations in this Note may be sold, only as provided in the Note Purchase Agreement.

         SECTION 6.5 GOVERNING LAW. THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (OTHER THAN CHOICE OF LAW RULES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION).

         SECTION 6.6 CHOICE OF FORUM.

                  (a) Pursuant to Section 5-1402 of the New York General Obligations Law, all actions or proceedings arising in connection with this Note may be tried and litigated in, and the Company hereby submits to the nonexclusive jurisdiction of, the state or Federal courts located in the Borough of Manhattan, New York City, State of New York, unless such actions or proceedings are required to be brought in another court to obtain subject matter jurisdiction over the matter in controversy. EACH OF THE COMPANY AND THE HOLDER WAIVES ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS, TO ASSERT THAT IT IS NOT SUBJECT TO THE JURISDICTION OF SUCH COURTS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

                  (b) NOTHING CONTAINED IN THIS SECTION 6.6 SHALL PRECLUDE THE HOLDER FROM BRINGING ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS NOTE IN THE COURTS OF ANY PLACE WHERE THE COMPANY OR ANY OF ITS ASSETS MAY BE FOUND OR LOCATED.

         SECTION 6.7 CURRENCY EQUIVALENTS; JUDGMENT CURRENCY.

                  (a) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due under this Note in Dollars into another currency, the parties hereto agree to the fullest extent that they may effectively do so, that the rate of exchange used shall be that rate at which, in accordance with normal banking procedures, the Administrative Agent could purchase Dollars with such other currency at the close of business in New York City on the Business Day preceding that on which final judgment is given.

                  (b) The obligation of the Company in respect of any sum due from it to the Holder under this Note shall, notwithstanding any judgment in a currency other than Dollars, be discharged only to the extent that on the Business Day following receipt by the Holder in such other currency of any sum adjudged to be so due the Holder may, in accordance with normal banking procedures, purchase Dollars with such other currency. If the Dollars so purchased are less than the sum originally due to the Holder in Dollars, the Company agrees, as a separate obligation and notwithstanding any such judgment, to indemnify the Holder against such loss, and if the Dollars so purchased exceed the sum originally due to the Holder, the Holder agrees to remit to the Company such excess.


                         Note (Qualcomm/Ericsson NPA)

         SECTION 6.8 HEADINGS. The Article and Section headings used in this Note are for convenience of reference only and shall not affect the construction hereof.

         SECTION 6.9 SEVERABILITY. If any provision of this Note shall be held to be invalid, illegal or unenforceable under Applicable Law in any jurisdiction, such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability, which shall not affect any other provisions hereof or the validity, legality or enforceability of such provision in any other jurisdiction.

         SECTION 6.10 WAIVER OF IMMUNITY. To the extent that the Company has or hereafter may be entitled to claim or may acquire, for itself or any of its assets, any immunity from suit, jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations under this Note to the extent permitted by Applicable Law and without limiting the generality of the foregoing, agrees that the waivers set forth in this Section shall be effective to the fullest extent now or hereafter permitted under the Foreign Sovereign Immunities Act of 1976 of the United States of America and are intended to be irrevocable for purposes of such Act.

         SECTION 6.11 ENGLISH LANGUAGE. Any translation of this Note into another language shall have no interpretive effect. All documents or notices to be delivered pursuant to or in connection with this Note shall be in the English language, or, if any such document or notice is not in the English language, accompanied by an English translation thereof, and the English language version of any such document or notice shall control for purposes hereof.

         SECTION 6.12 WAIVER OF TRIAL BY JURY. THE COMPANY AND THE HOLDER WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION UNDER THIS NOTE OR ANY ACTION ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION OR ACTIONS.

         SECTION 6.13 SECURITIES LAW MATTERS.

                  (a) The parties hereto acknowledge that this Note is not and is not intended to be a "security" as defined in the Securities Act, and that the issuance, sale and assignment of this Note is not intended to be subject to the provisions governing the issuance, sale and transfer of "securities" thereunder.

                  (b) The Holder shall be deemed to make to the Company (without regard to whether this Note is a "security" for purposes of the Securities Act)) the following representations, warranties and covenants:

                         Note (Qualcomm/Ericsson NPA)

                           (i) The Holder is acquiring the Note solely for
financing or investment purposes and not with a view toward, or for sale in connection with any distribution thereof (except for a distribution of this Note if held by Qualcomm or Ericsson pursuant to the Syndications), has received and reviewed such information as it deems necessary to evaluate the merits and risks of its investment in this Note, is an "accredited investor" within the meaning of Regulation D promulgated under the Securities Act and has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in this Note, including a complete loss of its investment.

                           (ii) Any offer of Assignment or Assignment by the
Holder not made pursuant to an effective registration statement shall only be made (A) to Persons whom the Holder reasonably believes to be "qualified institutional buyers" as such term is defined in Rule 144A promulgated under the Securities Act, (B) to non-U.S. Persons outside of the United States (which shall include dealers or other professional fiduciaries in the United States acting on a discretionary basis for beneficial owners (other than an estate or trust) that are non-U.S. Persons) to whom the Holder reasonably believes offers of Assignment or Assignment of the Notes may be made in reliance upon Regulation S promulgated under the Securities Act and applicable securities legislation of the relevant jurisdiction or (C) to other "accredited investors" within the meaning of Regulation D promulgated under the Securities Act. The Holder will take reasonable steps to inform, and cause each of its Affiliates to take reasonable steps to inform, a Person acquiring this Note from the Holder or one of its Affiliates, as the case may be, in the United States (the "Subsequent Purchasers") that this Note (x) has not been and will not be registered under the Securities Act, (y) is being sold to such Subsequent Purchaser without registration under the Securities Act in reliance on Rule 144A or Regulation S promulgated thereunder or in accordance with another exemption from registration under the Securities Act, as the case may be, and
(z) may not be offered, sold or otherwise transferred except in compliance with the Securities Act.

         SECTION 6.14 CONSTRUCTION. This Note is in all respects subject to the Note Purchase Agreement pursuant to which it was issued, all of which is hereby incorporated herein by reference. In case of any inconsistency between the terms and conditions of this Note and the Note Purchase Agreement, the terms and conditions of the Note Purchase Agreement shall govern.


                                    VESPER S.A., a sociedade anonima organized under the laws of Brazil


                                    By:
                                       -----------------------------------
                                    Name:
                                         ---------------------------------
                                    Title:
                                          --------------------------------


                         Note (Qualcomm/Ericsson NPA)

                                    By:
                                       -----------------------------------
                                    Name:
                                         ---------------------------------
                                    Title:
                                          --------------------------------



                                    --------------------------------------
                                    Witness


                                    --------------------------------------
                                    Witness


                         Note (Qualcomm/Ericsson NPA)

                                                                    EXHIBIT B-1

                                    FORM OF
                               NOTICE OF ISSUANCE


         TO:      ABN AMRO BANK N.V., AS
                  ADMINISTRATIVE AGENT
                  ABN AMRO Bank N.V.
                  Agency Services
                  1325 Avenue of the Americas, 9th Floor
                  New York, New York  10128
                  Attention:  Linda Boardman


    COPY TO:      LASALLE BANK NATIONAL
                  ASSOCIATION, AS COLLATERAL
                  AGENT
                  135 S. LaSalle Street, Suite 1625
                  Chicago, Illinois 60603
                  Attention: Brian D. Ames

         Reference is hereby made to the Secured Note Purchase Agreement, dated as of December 13, 1999 (as the same may be amended, supplemented, replaced, renewed or otherwise modified from time to time, the "Note Purchase Agreement") by and among VESPER S.A., a sociedade anonima organized under the laws of Brazil (the "Company"); ABN AMRO BANK N.V. ("ABN AMRO" and QUALCOMM INCORPORATED, as initial Purchasers; the financial institutions and other entities that either now or in the future are parties thereto as Purchasers; ABN AMRO, as administrative agent for the Purchasers (in such capacity, ABN AMRO or any successor in such capacity is referred to herein as the "Administrative Agent"); and TELEFONAKTIEBOLAGET LM ERICSSON (PUBL.), individually.

         Capitalized terms used but not defined herein have the meanings assigned to them in the Note Purchase Agreement (including terms defined therein by reference to the Common Terms Agreement (as defined therein)).

          Pursuant to Article II of the Note Purchase Agreement:



                  Notice of Issuance (Qualcomm/Ericsson NPA)

         1. The Company hereby requests that the Purchasers purchase Notes in the (aggregate) principal amount of $_________________ on _________________,
_____(1) in the form of a Euro-Dollar Rate Note with an Interest Period of
_____________.(2)

         2. The Company hereby represents and warrants as follows:

                  (a) All of the representations and warranties contained in
Article IV of the Note Purchase Agreement and in the other Note Documents are true and correct in all material respects on and as of the date hereof as though made on and as of this date (except to the extent that such representations and warranties expressly were made only as of a specific date and except to the extent such representations and warranties are not required to be made pursuant to Section 3.2(f) of the Note Purchase Agreement);

                  (b) No Default or Event of Default exists or would result from the issuance of the Notes;

                  (c) Attached hereto is a copy of the Prior Approval obtained in connection with the Notes referred to above;

                  (d) In the case of any Issuance the proceeds of which are to be used for purposes of Section 2.2(a)(i), the reference number(s) of the relevant invoice(s) or similar documentation evidencing the amounts being financed with the proceeds of such Issuance are:

         -----------------------------------------------------------------

                                                                           ; and
        ------------------------------------------------------------------

                  (e) The aggregate amount of the proceeds of the Issuance requested pursuant to this Notice of Issuance will be used for the purposes set forth below:

Amount to be used to make payments due under the Ericsson Supply Agreement with respect to equipment and services provided thereunder and associated duties and taxes (other than the payment of civil works and duties and taxes related
thereto):                                                 $
                                                           --------------------

---------------------------


(1)  Must be a Euro-Dollar Business Day.

(2)  Must comply with definition of "Interest Period."


                  Notice of Issuance (Qualcomm/Ericsson NPA)

Amount to be used to make payments for interest on the Notes, Investments in
Vesper Cayman SPV permitted by Section 5.4(e) of the Common Terms Agreement,
Fees payable by the Company and other amounts (other than principal) payable to the Paying Agent or the Purchaser Parties under the Notes, the Note Purchase
Agreement, the Fee Letters, the Common Terms Agreement, the Exchange Debt
Agreement, the Guaranties, or the Collateral Documents, any and all other fees and expenses incurred by any Company Party in connection with the Notes and the
Note Purchase Agreement:                                                        $
                                                                                  ------------------

Amount to be used to make payments for civil works and associated duties and
taxes required in connection with the Ericsson Supply Agreement:                $
                                                                                  ------------------

Amount to be used to refinance the Bridge Loan:                                 $
                                                                                  ------------------
Amount to make Investments permitted by the proviso to Section 2.2(a) of the
Note Purchase Agreement that will be deposited in the Proceeds Account:         $
                                                                                  ------------------

                  (f) All other conditions to the Issuance of Notes set forth in Article III of the Note Purchase Agreement are satisfied.

         3. The Company acknowledges that this Notice of Issuance is irrevocable and that it is bound to issue Notes to the Purchasers in accordance herewith.

         Date:                   ,     .
                -----------------  ----

                                    VESPER S.A., a sociedade anonima organized under the laws of Brazil



                                    By:
                                       ------------------------------------
                                    Name:
                                         ----------------------------------
                                    Title:
                                          ---------------------------------


                  Notice of Issuance (Qualcomm/Ericsson NPA)

                                                                    EXHIBIT B-2

                                    FORM OF
                         NOTICE OF RESPONSIBLE OFFICERS


TO:      ABN AMRO BANK N.V., AS ADMINISTRATIVE
         AGENT
         ABN AMRO Bank N.V.
         Agency Services
         1325 Avenue of the Americas, 9th Floor
         New York, New York  10128
         Attention:  Linda Boardman

         Reference is hereby made to the Secured Note Purchase Agreement, dated as of December 13, 1999 (as the same may be amended, supplemented, replaced, renewed or otherwise modified from time to time, the "Note Purchase Agreement") by and among VESPER S.A., a sociedade anonima organized under the laws of Brazil (the "Company"); ABN AMRO BANK N.V., ("ABN AMRO") and QUALCOMM INCORPORATED, as initial Purchasers; the financial institutions and other entities that either now or in the future are parties thereto as Purchasers; ABN AMRO, as administrative agent for the Purchasers (in such capacity, ABN AMRO or any successor in such capacity is referred to herein as the "Administrative Agent"); and TELEFONAKTIEBOLAGET LM ERICSSON (PUBL.), individually.

         Capitalized terms used but not defined herein have the meanings assigned to them in the Note Purchase Agreement (including terms defined therein by reference to the Common Terms Agreement (as defined therein)).

         The Company hereby (i) designates the following individuals as Responsible Officers, authorized to request that the Purchasers purchase and to take other actions on behalf of the Company with respect to the Notes and (ii) certifies that the offices, signatures and telephone numbers of such individuals are as follows:


----------------------------------- ----------------------- --------------------------------------- ------------------

               NAME                         OFFICE                        SIGNATURE                     PHONE NO.
----------------------------------- ----------------------- --------------------------------------- ------------------

----------------------------------- ----------------------- --------------------------------------- ------------------

----------------------------------- ----------------------- --------------------------------------- ------------------

----------------------------------- ----------------------- --------------------------------------- ------------------

         Each Purchaser Party is hereby authorized to rely conclusively on this Notice of Responsible Officers with respect to the authority of any Person designated as a Responsible Officer herein unless and until a new Notice of Responsible Officers is received by the Administrative Agent that no longer designates such Person as a Responsible Officer. Additional persons may be designated as Responsible Officers, or the designation of any person may be revoked, at any time, by subsequent Notices of Responsible Officers signed by any person who purports to be a Senior Officer of the Company.


          Proceeds Account Pledge Agreement (Qualcomm/Ericsson NPA)
                                       4

         The foregoing supersedes any Notice of Responsible Officers presently in effect under the Note Purchase Agreement.

         Date:                   ,     .
                -----------------  ----

                                    VESPER S.A. a sociedade anonima organized under the laws of Brazil



                                    By:
                                          ----------------------------------
                                    Name:
                                          ----------------------------------
                                    Title:
                                          ----------------------------------

          Proceeds Account Pledge Agreement (Qualcomm/Ericsson NPA)
                                       5

                                                                      EXHIBIT C

                                    FORM OF
                       PROCEEDS ACCOUNT PLEDGE AGREEMENT

This Proceeds Account Pledge Agreement (this "Account Pledge Agreement"), is made on December 17, 1999, by and among:

                  (a) Vesper S.A., a company (sociedade anonima) duly organized and existing in accordance with the laws of the Federative Republic of Brazil ("Brazil"), with its head office in the City of Rio de Janeiro, State of Rio de Janeiro, at Avenida Republica do Chile, 500, 25(O) andar, enrolled in the Legal Entities National List of the Ministry of Finance (C.N.P.J./M.F.) under nr. 02.730.101/0001-43, herein represented in accordance with its Bylaws (the "Company");

                  (b) LaSalle Bank National Association, a financial institution duly organized and existing under the laws of the United States of America, with its offices at 135 S. LaSalle Street, Suite 1625, Chicago, Illinois ("LaSalle"), represented herein by its duly authorized representative, as identified and qualified in the signature pages hereof, acting as collateral agent for Qualcomm and Ericsson (each, as defined below) and the other Purchasers under the Qualcomm/Ericsson Note Purchase Agreement (as defined below) (in such capacity, together with its successors in such capacity, the "Proceeds Collateral Agent"); and

                  (c) Banco de Investimentos Credit Suisse First Boston Garantia S.A., a financial institution duly organized and existing under the laws of Brazil, with its registered office at Avenida Brigadeiro Faria Lima, 3064, 13th Floor, Sao Paulo - SP 01451-000, represented herein by its duly authorized representative, as identified and qualified in the signature pages hereof (in such capacity, together with its successors in such capacity, the "Fund Administrator").

                              W I T N E S S E T H

WHEREAS, the Company has entered into (i) that certain Secured Note Purchase Agreement dated as of December 13, 1999 (as amended from time to time, the "Nortel Note Purchase Agreement") with ABN AMRO Bank N.V. ("ABN AMRO"), as administrative agent (in such capacity, the "Nortel Facility Agent"), Nortel Networks Corporation ("Nortel"), as initial Purchaser, and the other Purchasers from time to time party thereto; (ii) that certain Secured Note Purchase Agreement dated as of December 13, 1999 (as amended from time to time, the "Qualcomm/Ericsson Note Purchase Agreement") with ABN AMRO and Qualcomm Incorporated ("Qualcomm"), as initial Purchasers, the other Purchasers from time to time party thereto, ABN AMRO, as administrative agent (in such capacity, the "Qualcomm/Ericsson Facility Agent"), Telefonaktiebolaget LM Ericsson (publ.) ("Ericsson"), individually (all such parties, together with the Proceeds Collateral Agent and the Collateral Agent (as defined below), the "Qualcomm/Ericsson Purchaser Parties"); and (iii) that certain Secured Note Purchase Agreement dated as of December 13, 1999 (as amended from time to time, the "Harris Note Purchase Agreement" and, together with the Nortel Note Purchase Agreement and the Qualcomm/Ericsson Note Purchase Agreement, the "Note Purchase Agreements") with Harris

          Proceeds Account Pledge Agreement (Qualcomm/Ericsson NPA)
                                       6

Corporation ("Harris"), as administrative agent (in such capacity, the "Harris Facility Agent" and, together with the Nortel Facility Agent and the Qualcomm/Ericsson Facility Agent, the "Initial Facility Agents"), Harris, as initial Purchaser, and the other Purchasers from time to time party thereto;

         WHEREAS, in connection with the Qualcomm/Ericsson Note Purchase Agreement, HoldCo, the Company, the Initial Facility Agents and LaSalle in its capacity as the collateral agent thereunder (the "Collateral Agent") have entered into that certain Common Terms Agreement dated as of December 13, 1999 (as amended from time to time, the "Common Terms Agreement") which sets forth certain common terms, conditions and covenants relating to, among other things, the Qualcomm/Ericsson Note Purchase Agreement;

WHEREAS, the Company may, pursuant to the terms and conditions set forth in the Common Terms Agreement, after the date hereof, enter into Interest Hedge Agreements with a Pari Passu Creditor (as defined in the Common Terms Agreement), any Affiliate of a Pari Passu Creditor or any other financial institution reasonably acceptable to the Proceeds Collateral Agent, that acts as the counterparty in any Interest Hedge Agreement in respect of the Secured Obligations (as defined below) (a "Swap Lender" and, together with the Qualcomm/Ericsson Purchaser Parties, the "Secured Parties");

WHEREAS, it is a covenant entered into in connection with the purchasing of the Notes under the Qualcomm/Ericsson Note Purchase Agreement that the Company constitute a first priority security interest in favor of the Proceeds Collateral Agent, for the benefit of the Secured Parties in, on and to all right, title and interest, whether now existing or hereafter acquired, in (i) the Proceeds Account, including the credit balance from time to time of the Proceeds Account, all funds and investments at any time held in or for the Proceeds Account, all interest, dividends and other income derived from any such balances, funds and Investments and all moneys and Investments required to be held in or for the Proceeds Account, (ii) all statements, certificates and instruments representing or evidencing the Proceeds Account (including the reports referred to in Section 9(c) hereof) and all Investments and other property listed on Exhibit 1 hereto as well as those from time to time received, receivable or otherwise distributed in respect of such Investments and held in or credited to the Proceeds Account, (iii) all of the quotas of any investment fund listed from time to time on Exhibit 1 hereto in which any proceeds of the Initial Issuance of the Notes pursuant to the Qualcomm/Ericsson Note Purchase Agreement are from time to time invested in accordance with the provisions of the Qualcomm/Ericsson Note Purchase Agreement, and (iv) to the extent not included in the foregoing, all proceeds, products and accessions of and to any and all of the foregoing, including whatever is received upon any collection, exchange, sale or other disposition of any of the foregoing and any property into which any of the foregoing is converted, whether cash or non-cash proceeds, and any and all other amounts paid or payable under or in connection with any of the foregoing (items (i), (ii) and (iii) together with all proceeds and products therefrom are collectively referred to herein as the "Pledged Assets"); and

WHEREAS, it is a covenant entered into in connection with the purchasing of the Notes under the Qualcomm/Ericsson Note Purchase Agreement that the Company shall have executed and delivered this Account Pledge Agreement to the Proceeds Collateral Agent for the ratable benefit of the Secured Parties.

          Proceeds Account Pledge Agreement (Qualcomm/Ericsson NPA)
                                       7

NOW, THEREFORE, in consideration of the foregoing premises and mutual covenants contained herein, the parties hereto agree as follows:

1.       Defined Terms.

                  (a) Capitalized terms used and not otherwise defined in this Account Pledge Agreement are used herein with the same meanings ascribed to them in the Qualcomm/Ericsson Note Purchase Agreement (including terms defined therein by reference to the Common Terms Agreement). All terms defined in this Account Pledge Agreement in the singular shall have the same meanings when used in the plural and vice versa. The words "hereof," "herein," and "hereunder" and words of similar import when used in this Account Pledge Agreement shall, unless the context otherwise requires, refer to this Account Pledge Agreement as a whole and not to any particular provision of this Account Pledge Agreement, and section, subsection, schedule and exhibit references are to this Account Pledge Agreement unless otherwise specified. All terms defined in this Account Pledge Agreement shall have the defined meanings contained herein when used in any certificate or other document made or delivered pursuant hereto.

                  (b) Except as otherwise stated herein, all terms and conditions of the Qualcomm/Ericsson Note Purchase Agreement, the Common Terms Agreement (including Article 1 and, except for Sections 10.8, 10.9, 10.19 and 10.20, Article 10 thereof), the other Note Documents and, when executed and delivered, the Interest Hedge Agreements, shall fully and automatically apply to this Account Pledge Agreement, mutatis mutandis, and shall be deemed as an integral part hereof, as if they were transcribed herein.

2.       Pledge; Grant of Security Interest.

                  (a) In order to secure the full and prompt payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of all obligations and liabilities of the Company under the Qualcomm/Ericsson Note Purchase Agreement and any Note issued thereunder and of all obligations and liabilities of the Company to the Secured Parties, which may arise under, out of, or in connection with, the Qualcomm/Ericsson Note Purchase Agreement, the Common Terms Agreement, or any other Note Document, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Secured Parties that are required to be paid by the Company pursuant to the terms of the Qualcomm/Ericsson Note Purchase Agreement, the Common Terms Agreement and any other Note Document) (the "Obligations"), and all obligations of the Company to the Proceeds Collateral Agent or Secured Parties created under this Account Pledge Agreement (such obligations together with the Obligations being collectively referred to as the "Secured Obligations"), which, for the purposes of Article 761 of the Brazilian Civil Code, are estimated to be in (but expressly not limited to) the principal amount of up to US$1,019,000,000, equivalent on the date hereof to R$ [o], with original final maturity on July 1, 2012 (subject to mandatory and optional repurchase and acceleration thereunder) or as otherwise provided for in the Qualcomm/Ericsson Note Purchase Agreement, the Common Terms Agreement or the Notes, the Company hereby pledges the Pledged Assets to the Proceeds Collateral Agent for the benefit of the Secured Parties, pursuant


          Proceeds Account Pledge Agreement (Qualcomm/Ericsson NPA)
                                       8
to the provisions of Articles 271 to 279 of the Brazilian Commercial Code and
Article 768 et seq. of the Brazilian Civil Code.

                  (b) To the extent funds from the initial Issuance (as defined in the Qualcomm/Ericsson Note Purchase Agreement) of Notes or the proceeds thereof are not applied pursuant to clause (c) below, the Company shall establish a special, segregated, restricted and irrevocable cash account (conta vinculada) which shall be maintained, at all times until the termination of this Account Pledge Agreement (the "Proceeds Account"), in the exclusive possession and control of the Fund Administrator, and which shall at all times be subject to this Account Pledge Agreement, the Qualcomm/Ericsson Note Purchase Agreement and the Common Terms Agreement.

                  (c) All funds from the initial Issuance (as defined in the Qualcomm/Ericsson Note Purchase Agreement) of Notes and any funds otherwise to be deposited in the Proceeds Account in accordance with the terms of this Account Pledge Agreement, the Qualcomm/Ericsson Note Purchase Agreement and the Common Terms Agreement shall immediately be applied to the investment by the Company in quotas of the funds listed in Exhibit 1 hereto, each of which shall be an exclusive investment mutual fund (fundo de investimento financeiro exclusivo) having the Fund Administrator as non-discretionary exclusive administrator and manager (each, a "Fund").

3. Restriction on Transfer and Encumbrance. The Pledged Assets may not be sold or transferred by the Company (except as permitted under the Qualcomm/Ericsson Note Purchase Agreement) or by any other means whatsoever become subject to any Liens (except for those created hereby and those permitted under the Common Terms Agreement) until this Account Pledge Agreement is terminated pursuant to
Section 15 hereof. Nothing herein shall prevent any Fund from disposing of its assets in the ordinary course of its investments made pursuant to this Account Pledge Agreement.

4. Registration of the Pledge of the Pledged Assets. The Company shall, within fifteen (15) days after the execution of this Account Pledge Agreement or any Amendment (as defined below) entered into in accordance with Section 6, register this Account Pledge Agreement or such Amendment, together with its sworn translation into the Portuguese language, with the competent Registry of Titles and Deeds (Cartorio de Registro de Titulos e Documentos) in Brazil and deliver to the Proceeds Collateral Agent evidence of such registration in form and substance reasonably satisfactory to the Proceeds Collateral Agent. All expenses incurred in connection with such sworn translation and with such registrations shall be paid by the Company.

5. Representations and Warranties. The Company hereby repeats herein as of the date hereof all of the representations and warranties set forth in Article 3 of the Common Terms Agreement, except for the representation and warranty set forth in the third sentence of Section 3.2 of the Common Terms Agreement. In addition, the Company hereby represents and warrants to the Proceeds Collateral Agent, for the benefit of the Secured Parties, as follows:

                  (a) This Account Pledge Agreement constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, and

          Proceeds Account Pledge Agreement (Qualcomm/Ericsson NPA)
                                       9
the security interest created hereby shall, upon completion of the registration required by Section 4 hereof, constitute a legal, valid and perfected first priority security interest in the Pledged Assets, enforceable in accordance with its terms against all creditors of the Company, in each case as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to creditors' rights generally; provided, however, that any security interest to be created hereby in any Pledged Asset which has not been issued to, or received or acquired by, the Company on or before the date hereof shall be deemed to have been created, perfected and to be in full force only (i) after such Pledged Asset is issued to, or received or acquired by, the Company and (ii) on the date when the Lien of the Proceeds Collateral Agent, for the ratable benefit of the Secured Parties thereon, shall have been registered as provided in Section 4 hereof or as may be in the future required by Brazilian law; and provided further that, the pledge created hereby will secure the obligations of the Company to such Swap Lender only upon the effectiveness of the relevant Interest Hedge Agreement and the registrations required by Section 4 hereof.

6. Covenants. The Company shall promptly enter into amendments to this Pledge Agreement with the Proceeds Collateral Agent, substantially in the form of
Exhibit 3 hereto (each an "Amendment") (a) upon investment of any funds contained in the Proceeds Account (including any investment in or acquisition of quotas of a Fund), and as required under the Qualcomm/Ericsson Note Purchase Agreement, in order to extend the Lien created hereunder to the relevant Investment as well as any statements, certificates, instruments or receipts, either physical or electronic, evidencing such Investment (which shall then be subject to all terms and conditions provided herein) promptly after title to such Investment is acquired by the Company, all pursuant to the provisions of the Qualcomm/Ericsson Note Purchase Agreement, and (b) upon the entering by the Company into any Interest Hedge Agreement, in order to extend the Lien created hereby to each Swap Lender thereunder to secure the obligations assumed by the Company thereunder; and the Company shall make all filings and registrations and obtain all authorizations necessary to create a first priority, perfected security interest in the relevant Pledged Assets to which the security interest created hereby was extended in favor of the Proceeds Collateral Agent for the benefit of the Secured Parties, including the Swap Lenders under such Interest Hedge Agreement, and take such further actions as the Proceeds Collateral Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Account Pledge Agreement and of the rights and powers herein granted with respect to all such after-acquired Pledged Assets and in favor of all such subsequent Secured Parties. The Fund Administrator shall, to the extent necessary under Brazilian law, include a legend in any such statements, certificates, instruments or receipts, as appropriate, evidencing that such invested funds are subject to a Lien in favor of the Proceeds Collateral Agent hereunder. The Company shall provide the Proceeds Collateral Agent with evidence of the registration of each such Amendment in the appropriate Registry of Titles and Deeds in Brazil (Cartorio de Registro de Titulos e Documentos) within fifteen (15) days after the execution of such Amendment.

7. Appointment and Duties of the Fund Administrator.

                  (a) The Company and the Proceeds Collateral Agent hereby appoint and constitute the Fund Administrator as administrator of the Pledged Assets upon their creation and

          Proceeds Account Pledge Agreement (Qualcomm/Ericsson NPA)
                                       10
investment in a Fund. The Fund Administrator assumes total responsibility for proper management and administration of each Fund, its compliance with all Applicable Laws and regulations, the payment, on behalf of the Company, of all taxes applicable to each Fund and other duties and charges and the investment by the Fund only in investments described in clause (e) of this Section 7 of this Account Pledge Agreement.

                  (b) Prior to the occurrence of an Event of Default (as evidenced by a written notice from the Proceeds Collateral Agent to the Fund Administrator irrespective of any notice to the contrary from the Company), the Fund Administrator shall make investments with funds deposited in the Funds ("Investments") in or otherwise administer the Proceeds Account pursuant to the provisions set forth in clause (e) of this Section 7 of this Account Pledge Agreement. Upon the occurrence and during the continuation of an Event of Default, the Proceeds Collateral Agent shall have the right to notify the Fund Administrator of such occurrence, which notification shall be final and conclusive evidence to the Fund Administrator that an Event of Default has occurred (irrespective of any notice to the contrary from the Company). Within three (3) Business Days from the date such notice is delivered to the Fund Administrator, the Proceeds Collateral Agent shall give the Fund Administrator further notice instructing the Fund Administrator to transfer the Pledged Assets to an account designated by the Proceeds Collateral Agent or to liquidate the Pledged Assets and transfer the proceeds thereof to such account. Any such liquidation will be carried out in a commercially reasonable manner pursuant to the standard market practice. Following such transfer, the Fund Administrator shall have no obligations or liabilities to the Proceeds Collateral Agent, the Secured Parties or the Company with respect to the Pledged Assets so transferred, except to the extent that such obligations or liabilities arise out of or are related to the gross negligence or willful misconduct of the Fund Administrator or any of its officers, directors, employees or agents.

                  (c) The Company and the Proceeds Collateral Agent hereby vest the Fund Administrator with full powers to manage and invest the funds deposited in the Proceeds Account as directed by the Company (except as expressly otherwise provided in Section 7(b) above). Nothing contained herein shall, however, prevent the Proceeds Collateral Agent upon the occurrence and during the continuation of an Event of Default (as evidenced by a written notice from the Proceeds Collateral Agent to the Fund Administrator irrespective of any notice to the contrary from the Company) from instructing the Fund Administrator, from time to time, as to the investment of such funds.

                  (d) The Company, the Proceeds Collateral Agent and the Fund Administrator hereby agree that any such Investment may be liquidated (without regard to maturity date) by the Proceeds Collateral Agent whenever necessary to make any distribution or transfer required by this Account Pledge Agreement. In the event of such liquidation, the Proceeds Collateral Agent may rely on the notice provided for in Section 9(a) hereof. Neither the Fund Administrator nor, except to the extent provided in Section 7.2 of the Qualcomm/Ericsson Note Purchase Agreement, the Proceeds Collateral Agent, shall have any liability for any investment loss resulting from any such liquidation of Investments. Additionally, the Fund Administrator shall have no liability for any loss resulting from decline in value of the Pledged Assets in response to

          Proceeds Account Pledge Agreement (Qualcomm/Ericsson NPA)
                                       11
market fluctuations and/or defaults (credit risks), including losses of the entire amount invested, so long as it is acting in accordance with the terms and conditions of this Account Pledge Agreement and Applicable Law and regulations.

         (e) The Fund shall only make Investments in (i) marketable direct obligations issued by the Government of Brazil, the Central Bank or any agency thereof and backed by the full faith and credit of the Government of Brazil, in each case that (A) mature within ninety days from the date of acquisition thereof, (B) are indexed to Dollars or are subject to a swap agreement or a futures contract that has the effect of indexing the principal amount thereof to Dollars and is with a counterparty that is reasonably acceptable to the Proceeds Collateral Agent (acting pursuant to the instructions of Ericsson and Qualcomm in accordance with the Qualcomm/Ericsson Note Purchase Agreement) and (C) are reasonably satisfactory to the Proceeds Collateral Agent (acting pursuant to the instructions of Ericsson and Qualcomm in accordance with the Qualcomm/Ericsson Note Purchase Agreement), (ii) certificates of deposit, in each case that
                  (A) mature within ninety days from the date of acquisition thereof, (B) are subject to a swap agreement that has the effect of indexing the principal amount thereof to Dollars and is with a counterparty that is reasonably acceptable to the Proceeds Collateral Agent (acting pursuant to the instructions of Ericsson and Qualcomm in accordance with the Qualcomm/Ericsson Note Purchase Agreement) and (C) is issued by a financial institution reasonably acceptable to the Proceeds Collateral Agent (acting pursuant to the instructions of Ericsson and Qualcomm in accordance with the Qualcomm/Ericsson Note Purchase Agreement); or (iii) Investments approved by the Proceeds Collateral Agent (acting pursuant to the instructions of Ericsson and Qualcomm in accordance with the Qualcomm/Ericsson Note Purchase Agreement) in its discretion; provided, however, that the Fund Administrator shall have no duty to make any inquiry into the authority of the Proceeds Collateral Agent to approve any swap counterparty, financial institution or Investment hereunder.

         (f) The Company will indemnify the Fund Administrator or its officers, directors, employees or agents against any loss, liability, cost, claim, action, demand or expense (including, but not limited to) all reasonable costs, charges and expenses paid or incurred in disputing or defending any of the foregoing) which it may incur or which may be made against it arising out of or in connection with its appointment hereunder or the exercise of its functions, except such as may result from a breach by the Fund Administrator of any provision of this Account Pledge Agreement or Applicable Law, or the gross negligence or willful misconduct of the Fund Administrator or any of its officers, directors, employees, or agents.

          Proceeds Account Pledge Agreement (Qualcomm/Ericsson NPA)
                                       12

8. Undertakings of the Fund Administrator. During the term of this Account Pledge Agreement, the Fund Administrator expressly undertakes:

                  (a) To receive any and all amounts that shall be deposited by or on behalf of the Company in the Proceeds Account, effect the transfers set forth herein and carry on its duties for the proper management of the Proceeds Account and each Fund.

                  (b) To operate and manage, or permit the operation and management of, the Proceeds Account and any Fund only as authorized by this Account Pledge Agreement.

                  (c) To insert in its computer systems, mailing documents and any other system or documents, where required by Applicable Law, a legend stating that the operation and management of the Proceeds Account and any Fund shall be in accordance with the terms and conditions of this Account Pledge Agreement.

                  (d) To invest the funds deposited in the Proceeds Account and any Fund only in accordance with the terms and conditions of this Account Pledge Agreement.

                 Nothing herein shall create any liabilities to the Fund Administrator, or create any rights of the Secured Parties or the Proceeds Collateral Agent against the Fund Administrator, other than the obligations of the Fund Administrator to operate and manage the Pledged Assets in accordance with the provisions of this Account Pledge Agreement and Applicable Law and regulations.

9. Withdrawals and Transfers.

                  (a) The Company shall have no right to withdraw any cash from the Proceeds Account or otherwise dispose of or transfer any Pledged Assets except as expressly provided herein and in the Qualcomm/Ericsson Note Purchase Agreement. The Company shall instruct the Fund Administrator to make withdrawals from the Proceeds Account or to redeem any quotas of the Fund only if no Event of Default exists and to the extent necessary to make payments for the purposes set forth in Section 2.2(a) of the Qualcomm/Ericsson Note Purchase Agreement, provided that such instruction shall be duly approved in writing by the Proceeds Collateral Agent and any action by the Fund Administrator in accordance with and in reliance on such notices shall be deemed to comply with the terms of this Account Pledge Agreement.

                  (b) The amounts to be transferred from the Proceeds Account or as a result of a redemption or disposition of the quotas of the Fund shall be calculated by the Company and communicated to the Fund Administrator and the Proceeds Collateral Agent by the Company in writing at least three (3) Business Days prior to each date on which a transfer is to be made, which writing shall state that (i) such transfer is being made for the purposes set forth in
Section 2.2(a) (i) through (iii) of the Qualcomm/Ericsson Note Purchase Agreement and (ii) no Event of Default then exists.

                  (c) Not later than ten (10) days after the end of each calendar month, the Fund Administrator shall provide the Proceeds Collateral Agent and the Company with reports in form


           Proceeds Account Pledge Agreement (Qualcomm/Ericsson NPA)
                                       13
and substance reasonably acceptable to the Company and the Proceeds Collateral Agent on (i) the amounts deposited in the Proceeds Account and invested in the Fund by the Company during the preceding month, so long as any amounts have been deposited in, withdrawn from or transferred to or from the Proceeds Account, as required by Applicable Law, so that the Proceeds Collateral Agent and the Company are fully informed and updated in respect of the Proceeds Account and the Fund, as well as of the total amounts and Investments subject to the Lien created hereunder. The Fund Administrator shall properly maintain such reports which shall at all times be deemed an integral part hereof as if they were transcribed herein.

10. Rights and Powers of the Proceeds Collateral Agent Upon an Event of
Default.

                  (a) Without prejudice to any other rights of the Proceeds Collateral Agent, if an Event of Default has occurred and is continuing, the Proceeds Collateral Agent may give any notice (except written notice of such Event of Default as may be required hereby or by mandatory requirements of law), without limitation and in addition to any and all rights with respect to the Pledged Assets granted to the Proceeds Collateral Agent or the Secured Parties under the Qualcomm/Ericsson Note Purchase Agreement, the Common Terms Agreement and the other Note Documents:

                           (i) personally, or by agents or attorneys, immediately take possession of the Pledged Assets or any part thereof, from the Fund Administrator, the Company or any other Person who then has possession of any part thereof with or without notice or process of law;

                           (ii) instruct the obligor or obligors on or any counterparties to any agreement, instrument or other obligation in respect of or relating to the Company or the Pledged Assets to make any payment required by the terms of such instrument, agreement or obligation directly to the Proceeds Collateral Agent or the Fund Administrator to be applied to the Secured Obligations in accordance with the terms of the Qualcomm/Ericsson Note Purchase Agreement;

                           (iii) take possession of the Pledged Assets or any part thereof by directing the Fund Administrator in writing to deliver the same to the Proceeds Collateral Agent at any place or places designated by the Proceeds Collateral Agent, it being understood that the Fund Administrator's obligation so to deliver the Pledged Assets is of the essence of this Account Pledge Agreement and that, accordingly, upon application to a court having jurisdiction, the Proceeds Collateral Agent shall be entitled to a judicial order requiring specific performance by the Fund Administrator of such obligation pursuant to Articles 461, 621 and 632 of the Brazilian Civil Procedure Code;

                           (iv) withdraw any and all cash and liquidate any and all Investments in the Proceeds Account or otherwise held hereunder and apply such cash, the liquidation proceeds of Investments and other cash, if any, then held in the Proceeds Account or otherwise held hereunder to the Secured Obligations in accordance with the terms of the Qualcomm/Ericsson Note Purchase Agreement; and


           Proceeds Account Pledge Agreement (Qualcomm/Ericsson NPA)
                                       14

                           (v) sell, assign or otherwise liquidate the Pledged Assets or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such prices as the Proceeds Collateral Agent may deem satisfactory and take possession of the proceeds of any such sale or liquidation and apply the same to the Obligations in accordance with the terms of the Qualcomm/Ericsson Note Purchase Agreement.

                  (b) Promptly after the cessation of an Event of Default, the Proceeds Collateral Agent shall send written notice of such cessation to the Fund Administrator and the Fund Administrator shall immediately and conclusively rely on such notice to act pursuant to the instructions it receives from the Company with respect to the Proceeds Account.

11. Remedies. Without prejudice to any of the foregoing provisions, upon the occurrence and during the continuation of an Event of Default, the Proceeds Collateral Agent is hereby irrevocably authorized and entitled to dispose of, collect, receive, appropriate and/or realize upon the Pledged Assets (or any part thereof) and may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Pledged Assets or any part thereof at such price and upon such terms and conditions as it may deem appropriate, irrespective of any prior or subsequent notice to the Company, in accordance with the provisions set forth in Article 774, Item III, of the Brazilian Civil Code, and Article 277 of the Brazilian Commercial Code, and apply the proceeds thus received for payment of the Secured Obligations as then due and payable. Any notice by the Proceeds Collateral Agent that an Event of Default has occurred and is continuing or has ceased shall be conclusive as against the Company and all other third parties. Without limitation, upon the occurrence and during the continuation of an Event of Default, the Proceeds Collateral Agent shall be entitled to instruct the obligors under the Investments constituting Pledged Assets hereunder to make payments required by such Pledged Assets directly to the Proceeds Collateral Agent, to be applied to the Secured Obligations as provided in the Qualcomm/Ericsson Note Purchase Agreement. The Company hereby irrevocably appoints the Proceeds Collateral Agent as attorney-in-fact, and for such purpose has executed and delivered to the Proceeds Collateral Agent on the date hereof a power-of-attorney substantially in the form of Exhibit 2 hereto. The Company agrees to deliver an equivalent power of attorney to each successor Proceeds Collateral Agent. For the purposes hereof, it is hereby agreed and understood that (a) the proceeds of any such sale shall be applied in accordance with the terms of the Qualcomm/Ericsson Note Purchase Agreement and (b) in the event of any deficiency of the proceeds of any such sale or other realization, the Company shall remain liable for the payment of the corresponding balance of the Secured Obligations.

12. Amendments, Etc., with Respect to the Secured Obligations. The Company shall remain obligated hereunder, and the Pledged Assets shall remain subject to the security interests granted hereby at all times until termination of this Account Pledge Agreement pursuant to Section 15, notwithstanding that, without limitation and without any reservation of rights against the Company, and without notice to or further assent by the Company:

                  (a) any demand for payment of any of the Secured Obligations made by any Secured Party may be rescinded by such Secured Party in accordance with the terms of the Qualcomm/Ericsson Note Purchase Agreement or Article 9 of the Common Terms Agreement;

           Proceeds Account Pledge Agreement (Qualcomm/Ericsson NPA)

                  (b) the Common Terms Agreement, the Qualcomm/Ericsson Note Purchase Agreement, the Notes and any Other Pari Passu Financing Document may be amended, modified or supplemented, in whole or part, in accordance with the terms of such agreement; and

                  (c) any guaranty, right to setoff or other collateral security at any time held by the Proceeds Collateral Agent for the benefit of the Secured Parties for the payment of the Secured Obligations may be sold, exchanged, waived, surrendered or released.

13. Certain Waivers by the Company. Neither the Proceeds Collateral Agent nor any Secured Party shall have any obligation to protect, secure, perfect or insure any other Lien at any time held by it as security for the Secured Obligations or any property subject thereto. The Company waives any and all notice of the creation, renewal, extension or accrual of any of the Secured Obligations and notice of, or proof of reliance by, the Proceeds Collateral Agent or any Secured Party upon this Account Pledge Agreement; each of the Secured Obligations shall conclusively be deemed to have been created, contracted or incurred in reliance upon this Account Pledge Agreement; and all dealings between the Company, on the one hand, and the Proceeds Collateral Agent and the Secured Parties, on the other, shall likewise be conclusively presumed to have been had or consummated in reliance upon this Account Pledge Agreement. The Company waives diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon the Company with respect to the Secured Obligations.

14. Pursuit of Rights and Remedies Against the Company. When pursuing its rights and remedies hereunder against the Company, the Proceeds Collateral Agent may, but shall be under no obligation to, pursue such rights and remedies as it may have against any third party or against any collateral security for or Guaranty of the Secured Obligations or any right of offset with respect thereto, and any failure by the Proceeds Collateral Agent to pursue such other rights or remedies or to collect any payments from such third party or to realize upon any such collateral security or Guaranty or to exercise any such right of offset, or any release of such third party or of any such collateral security, Guaranty or right of offset, shall not relieve the Company of any liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of the Proceeds Collateral Agent or the Secured Parties.

15. Termination and Release. When the Secured Obligations have been indefeasibly satisfied in full, the Notes are no longer outstanding, no other amount is then outstanding or owing to any Secured Party under any Interest Hedge Agreement, any Note or the Qualcomm/Ericsson Note Purchase Agreement and all Commitments under the Qualcomm/Ericsson Note Purchase Agreement have terminated, then, and only then, shall this Account Pledge Agreement and the security interests created hereby be released and this Account Pledge Agreement shall terminate, at the Company's expense; otherwise, this Account Pledge Agreement and the security interests created hereby shall remain in full force and effect. No release of this Account Pledge Agreement, or of the Lien created and evidenced hereby, shall be valid unless executed by the Proceeds Collateral Agent and acknowledged by Qualcomm and Ericsson. The Proceeds Collateral Agent, upon the Company's request, at the Company's expense and to the extent authorized to do so by Article 7 of the Qualcomm/Ericsson Note Purchase Agreement and in accordance with this Section 15, shall execute and deliver to the Company all documents

           Proceeds Account Pledge Agreement (Qualcomm/Ericsson NPA)
                                       16
reasonably necessary to evidence such release. To the fullest extent permitted by Applicable Law, this Account Pledge Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by the Proceeds Collateral Agent or any other Secured Party in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by the Proceeds Collateral Agent or such Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company or upon the appointment of any intervenor or conservator of, or agent or similar official for, the Company or any part of its assets, or otherwise, all as though such payments had not been made.

16. Resignation or Removal of Fund Administrator. The Fund Administrator may resign at any time by giving at least thirty (30) days' prior written notice thereof to the Proceeds Collateral Agent and the Company and may be removed at any time with or without cause by the Company, or upon the occurrence and during the continuation of an Event of Default (as evidenced by a written notice from the Proceeds Collateral Agent to the Fund Administrator) by the Proceeds Collateral Agent. Upon any such resignation or removal, the Company shall have the right to appoint a successor administrator, subject to prior approval of any such successor administrator by the Proceeds Collateral Agent (which approval shall not be unreasonably withheld). If no successor administrator shall have been so appointed by the Company and shall have accepted its appointment within thirty (30) days after the resignation or removal of the retiring Fund Administrator, the Proceeds Collateral Agent shall have the right to appoint a successor administrator. Upon the acceptance of its appointment as Fund Administrator, the successor administrator shall thereupon succeed to and be vested with all the rights, powers, privileges and duties of the retiring Fund Administrator and the retiring Fund Administrator shall be discharged from its duties and obligations under this Account Pledge Agreement.

17. Reliance by the Fund Administrator. In acting pursuant to the terms and conditions of this Account Pledge Agreement, the Fund Administrator shall have no relationship of agency or trust with any of the Secured Parties or the Proceeds Collateral Agent and need only perform the duties set out specifically in this Account Pledge Agreement and any duties necessarily incidental thereto. The Fund Administrator shall not be liable in respect of anything done or suffered by it in reliance on any notice or other document reasonably believed by it to be genuine and to have been signed by the proper authorized parties.

18. Waivers and Amendments. Notwithstanding any provisions of this Account Pledge Agreement, no amendment of any provision of this Account Pledge Agreement (including any waiver or consent relating thereto) shall be effective unless the same shall have been consented to and signed in accordance with Section 8.3 of the Qualcomm/Ericsson Note Purchase Agreement.

19. Severability. If any provision of this Account Pledge Agreement shall be held to be invalid, illegal or unenforceable under Applicable Law in any jurisdiction, such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability, and shall not affect any other provisions hereof or the validity, legality or enforceability of such provision in any other jurisdiction. Where provisions of any Applicable Law resulting in such prohibition or unenforceability may be waived, they are hereby waived by the Company, the Fund Administrator


           Proceeds Account Pledge Agreement (Qualcomm/Ericsson NPA)
                                       17
and the Proceeds Collateral Agent to the full extent permitted by Applicable Law so that this Account Pledge Agreement shall be deemed a valid and binding agreement, and the security interest created hereby shall constitute a continuing first priority Lien on and perfected, first priority security interest in the Pledged Assets, in each case enforceable against the Company in accordance with its terms.

         20. Authority of the Proceeds Collateral Agent. The Company acknowledges that the rights and responsibilities of the Proceeds Collateral Agent under this Account Pledge Agreement with respect to any action taken by the Proceeds Collateral Agent or the exercise or non-exercise by the Proceeds Collateral Agent of any option, request, judgment or other right or remedy provided for herein or resulting or arising out of this Account Pledge Agreement shall, as between the Proceeds Collateral Agent and the other Secured Parties, be governed by the Qualcomm/Ericsson Note Purchase Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Proceeds Collateral Agent and the Company, the Proceeds Collateral Agent shall be conclusively presumed to be acting as agent for the Secured Parties with full and valid authority so to act or refrain from acting, and the Company shall be under no obligation or entitlement to make any inquiry respecting such authority.

         21. Complete Agreement; Successors and Assigns; Third-Party Beneficiaries. This Account Pledge Agreement is intended by the parties as the final expression of their agreement regarding the subject matter hereof and as a complete and exclusive statement of the terms and conditions of such agreement. This Account Pledge Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. All Secured Parties that are not signatories to this Account Pledge Agreement are intended to be third-party beneficiaries of this Account Pledge Agreement. Otherwise, there are no third-party beneficiaries of this Account Pledge Agreement.

         22. Waiver of Immunity. To the extent that the Company has or hereafter may be entitled to claim or may acquire, for itself or any of the Pledged Assets, any immunity from suit, jurisdiction of any court or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, or otherwise) with respect to itself or its property, it hereby irrevocably waives such immunity in respect of its obligations hereunder to the extent permitted by Applicable Law.

         23. GOVERNING LAW; JURISDICTION. THIS ACCOUNT PLEDGE AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF BRAZIL. THE PARTIES HERETO IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE COURTS SITTING IN THE CITY OF RIO DE JANEIRO, BRAZIL, IN ANY ACTION OR PROCEEDING TO RESOLVE ANY DISPUTE OR CONTROVERSY RELATED TO OR ARISING FROM THIS ACCOUNT PLEDGE AGREEMENT AND THE PARTIES HERETO IRREVOCABLY AGREE THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH COURTS.

           Proceeds Account Pledge Agreement (Qualcomm/Ericsson NPA)

24. No Duty on Agent's Part. The powers conferred on the Proceeds Collateral Agent hereunder are solely to protect the Proceeds Collateral Agent's and the Secured Parties' interests in the Pledged Assets and shall not impose any duty upon the Proceeds Collateral Agent or on the Secured Parties to cause the Proceeds Collateral Agent to exercise any such powers. The Proceeds Collateral Agent shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither the Proceeds Collateral Agent nor any Secured Party nor any of its respective officers, directors, employees or agents shall be responsible to the Company for any act or failure to act hereunder except to the extent otherwise provided in Section 7.2 of the Qualcomm/Ericsson Note Purchase Agreement.

25. Notices. All notices and other communications under this Account Pledge Agreement shall be in writing and shall be personally delivered or sent by prepaid courier, by overnight, registered or certified mail (postage prepaid), or by facsimile, and shall be deemed given when received by the intended recipient thereof. Unless otherwise specified in a notice sent or delivered in accordance with Section 10.4 of the Common Terms Agreement, all notices and other communications shall be given to the parties hereto (a) to the attention of Brian D. Ames at the address indicated in clause (b) of the Preamble to this Account Pledge Agreement or by facsimile to (312) 904-2084 (in the case of the Proceeds Collateral Agent), (b) at the address (or to the facsimile number) indicated in Schedule 10.4 of the Common Terms Agreement (in the case of the Company) or (c) to the attention of Legal and Compliance Department at the address indicated in clause (c) of the Preamble to this Account Pledge Agreement or by facsimile to 55-11-821-6911 (in the case of the Fund Administrator).

26. Survival of Agreements, Representations and Warranties. All agreements, representations and warranties made herein shall survive the execution and delivery of this Account Pledge Agreement and the closing and shall continue as valid and enforceable agreements, representations and warranties (when made hereunder) until payment and performance of any and all Secured Obligations. Any investigation at any time made by or on behalf of the Proceeds Collateral Agent or the Secured Parties shall not diminish the right of the Proceeds Collateral Agent or the Secured Parties to rely thereon.

27. Specific Performance. For the purposes hereof, the Proceeds Collateral Agent may seek the specific performance of the obligations undertaken herein by the Company, as provided in Articles 461, 621 and 632 of the Brazilian Civil Procedure Code.


           Proceeds Account Pledge Agreement (Qualcomm/Ericsson NPA)
                                       19

IN WITNESS WHEREOF, the parties have caused this Proceeds Account Pledge Agreement to be duly executed in the presence of the undersigned witnesses.

Company:
VESPER S.A.


By:                                         By:
   ------------------------------              -----------------------------
Name:                                       Name:
Title:                                      Title:


Proceeds Collateral Agent:
LASALLE BANK NATIONAL ASSOCIATION


By:                                         By:
   ------------------------------              -----------------------------
Name:                                       Name:
Title:                                      Title:

Fund Administrator:
BANCO DE INVESTIMENTOS CREDIT SUISSE FIRST BOSTON GARANTIA S.A.


By:                                         By:
   ------------------------------              -----------------------------
Name:                                       Name:
Title:                                      Title:



Witnesses:

---------------------------------           -------------------------------
Name:                                       Name:
ID:                                         ID:


           Proceeds Account Pledge Agreement (Qualcomm/Ericsson NPA)

                                                                      EXHIBIT 1

                         LIST OF INVESTMENTS AND FUNDS



           Proceeds Account Pledge Agreement (Qualcomm/Ericsson NPA)

                                                                      EXHIBIT 2

                           FORM OF POWER OF ATTORNEY

By this Power of Attorney, Vesper S.A., a company (sociedade anonima) duly organized and existing in accordance with the laws of the Federative Republic of Brazil, with its head office in the City of Rio de Janeiro, State of Rio de Janeiro at Avenida Republica do Chile, 500, 25 degrees andar, enrolled in the Legal Entities National List of the Ministry of Finance (C.N.P.J./M.F.) under nr. 02730101/001-43, herein represented in accordance with its Bylaws (the "Appointer"), irrevocably constitutes and appoints LaSalle Bank National Association, a financial institution duly organized and existing under the laws of the United States of America (the "Proceeds Collateral Agent") as its attorney-in-fact to act in its name and place, to the fullest extent permitted by law and in accordance with the terms of the Account Pledge Agreement (as defined below), to do and perform all and every act and thing whatsoever necessary or desirable, in connection with the Proceeds Account Pledge Agreement dated as of December 17, 1999, entered into by and among the Appointer, the Proceeds Collateral Agent (for the benefit of the Secured Parties referred to therein) and the Fund Administrator (as amended, supplemented or otherwise modified from time to time, the "Account Pledge Agreement") including, without limitation:

                           (a) upon the occurrence and during the continuation of an Event of Default, to dispose of, collect, receive, appropriate, withdraw, transfer and/or realize upon the Pledged Assets (or any part thereof), to forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Pledged Assets or any part thereof at such prices and upon such terms and conditions as it may deem appropriate, irrespective of any prior or subsequent notice to the Appointor, in accordance with the provisions set forth in
         Article 774, Item III, of the Brazilian Civil Code, and to apply the proceeds thus received for the payment of the Secured Obligations, being vested with all necessary powers incidental thereto, including, without limitation, the power and authority to purchase foreign currency and make all remittances abroad, to sign any necessary foreign exchange contract with financial institutions in Brazil that may be required to make such remittances and to represent the Appointer before the Central Bank and any other Brazilian Governmental Authority when necessary to accomplish the purposes of the Account Pledge Agreement;

                           (b) upon the occurrence and during the continuation of an Event of Default, to endorse checks, to purchase foreign currency with any Pledged Asset and remit such currency abroad and, for this purpose, to take all action in connection thereto, including, without limitation, to execute exchange contracts and any other instruments or agreements and to represent the Appointor before the Central Bank of Brazil and any bank or financial institution in Brazil;

                           (c) upon the occurrence and during the continuation of an Event of Default, to take all necessary actions and to execute any instrument before any Governmental Authority, including, without limitation, the Brazilian Securities and


           Proceeds Account Pledge Agreement (Qualcomm/Ericsson NPA)

         Exchange Commission ("CVM") and before any stock exchange, in the case of a public sale of the Pledged Assets following the occurrence and during the continuation of an Event of Default; and

                           (d) upon the occurrence and during the continuation of an Event of Default, to take any action and to execute any instrument consistent with the terms of the Account Pledge Agreement as the Proceeds Collateral Agent may deem necessary or advisable to accomplish the purposes of the Account Pledge Agreement.

Any notice by the Proceeds Collateral Agent that an Event of Default has occurred and is continuing or has ceased shall be conclusive as against the Fund Administrator and all third parties. Capitalized terms used, but not defined herein, shall have the meaning ascribed to them in the Account Pledge Agreement.

The powers granted herein are in addition to the powers granted by the Appointer to the Proceeds Collateral Agent in the Account Pledge Agreement and do not cancel or revoke any of such powers. This power of attorney shall be irrevocable, valid and effective until the Account Pledge Agreement has terminated in accordance with its terms.

Any successor Proceeds Collateral Agent shall automatically succeed to the rights of the Proceeds Collateral Agent hereunder.

IN WITNESS WHEREOF, the Appointer has caused its duly authorized representatives to execute this power of attorney on December 17, 1999.


Appointer:
VESPER S.A.


By:                                         By:
   --------------------------                  --------------------------
Name:                                       Name:
Title:                                      Title:



           Proceeds Account Pledge Agreement (Qualcomm/Ericsson NPA)
                                      23

                                                                      EXHIBIT 3

                                    FORM OF
                 AMENDMENT TO PROCEEDS ACCOUNT PLEDGE AGREEMENT

This [o] Amendment to the Proceeds Account Pledge Agreement (hereinafter referred to as this "Amendment") is made as of [o] by and among:

                  (a) Vesper S.A., a company (sociedade anonima) duly organized and existing in accordance with the laws of the Federative Republic of Brazil, with its head office in the City of Rio de Janeiro, State of Rio de Janeiro, at Avenida Republica do Chile, 500, 25 degrees andar, enrolled in the Legal Entities National List of the Ministry of Finance (C.N.P.J./M.F.) under nr. 02730101/001-43, herein represented in accordance with its Bylaws (the "Company");

                  (b) LaSalle Bank National Association, a financial institution duly organized and existing under the laws of the United States of America, with its offices at 135 S. LaSalle Street, Suite 1625, Chicago, Illinois, represented herein by its duly authorized representative, as identified and qualified in the signature pages hereof, acting as collateral agent for Qualcomm, Ericsson and the other Purchasers under the Qualcomm/Ericsson Note Purchase Agreement (as defined below) (in such capacity, together with its successors in such capacity, the "Proceeds Collateral Agent"); and

                  (c) Banco de Investimentos Credit Suisse First Boston Garantia S.A., a financial institution duly organized and existing under the laws of Brazil, with its registered office at Avenida Brigadeiro Faria Lima, 3064, 13th Floor, Sao Paulo - SP 01451-000, represented herein by its duly authorized representative, as identified and qualified in the signature pages hereof (in such capacity, together with its successors in such capacity, the "Fund Administrator").

WHEREAS, on December 17, 1999, the parties hereto entered into a Proceeds Account Pledge Agreement (the "Account Pledge Agreement"), registered with the Registry of Titles and Deeds of the City of [o] under number [o];

WHEREAS, the parties hereto have agreed to amend the Account Pledge Agreement in order to [grant to the Proceeds Collateral Agent, for the ratable benefit of the Secured Parties, a perfected first priority security interest in the Pledged Assets]/[extend the pledge created thereunder to secure its Obligations assumed under the Interest Hedge Agreement dated [o] entered into between the Company and [o] (the "Secured Interest Hedge Agreement")];

WHEREAS, pursuant to the terms hereof, the parties hereto desire to amend the Account Pledge Agreement;

NOW, THEREFORE, the parties hereto enter into this Amendment No. __ to the Account Pledge Agreement under the following terms and conditions:

                  1. Capitalized terms used and not otherwise defined herein shall have the meaning ascribed to them in the Account Pledge Agreement.


             Notice of Responsible Officers (Qualcomm/Ericsson NPA)
                                       1

                  2. The Company hereby [pledges, and transfers any additional Pledged Assets contained in the new Exhibit 1 attached hereto (and which were not contained in the original Exhibit 1 of the Account Pledge Agreement) to the Proceeds Collateral Agent, for the benefit of the Secured Parties]/[extends the pledge created under the Account Pledge Agreement to secure its Obligations under the Secured Interest Hedge Agreement and, for the purposes hereof and of the Account Pledge Agreement, each of the Swap Lenders party to the Secured Interest Hedge Agreement shall be a Secured Party under the Account Pledge Agreement].

                  3. The Company hereby represents and warrants to and in favor of the Proceeds Collateral Agent, for the benefit of the Secured Parties that:

                           (a) The execution, delivery, performance and [grant of the security interest/extension of the pledge created under the Account Pledge Agreement] pursuant to this Amendment have been duly authorized by all necessary corporate action on the part of the Company. This Amendment has been duly executed and delivered by the Company. The execution, delivery, performance and [grant of the security interest/extension of the pledge created under the Account Pledge Agreement] do not and will not (i) violate any provision of any charter or other organizational documents of the Company, (ii) conflict with, result in a breach of, or constitute (or, with the giving of notice or lapse of time or both, would constitute) a default under, or, except for consents and approvals that have been obtained and are in full force and effect, require the approval or consent of any Person pursuant to, any material Contractual Obligation of the Company (including any provisions of any Material Contract or any contracts relating to Debt to which the Company is a party), or violate any Applicable Law binding on the Company, or (iii) result in the creation or imposition of any Lien upon any asset of the Company or any income or profits therefrom, except for the Lien [created/extended] hereby in favor of the Proceeds Collateral Agent, for the ratable benefit of the Secured Parties, under the Account Pledge Agreement.

                           (b) This Amendment and the Account Pledge Agreement, as amended hereby, each constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, and the security interest [created/extended] hereby will, upon completion of the registrations required by Section 5 hereof, constitute the legal, valid and perfected first priority security interest in the Pledged Assets, enforceable in accordance with its terms against all creditors of the Company, in each case, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to creditors' rights generally.

4. All provisions of the Account Pledge Agreement not amended or modified herein shall remain in full force and effect in accordance with the terms of the Account Pledge Agreement.

5. The Company, at its own cost and expense, shall, within fifteen (15) days after the execution of this Amendment, register this Amendment, together with a sworn translation into the Portuguese language, with the competent Registry of Titles and Deeds (Cartorio de Registro


             Notice of Responsible Officers (Qualcomm/Ericsson NPA) de Titulos e Documentos) in Brazil and deliver to the Proceeds Collateral Agent evidence of such registration in form and substance reasonably satisfactory to the Proceeds Collateral Agent.


             Notice of Responsible Officers (Qualcomm/Ericsson NPA)
                                       3

         IN WITNESS WHEREOF, the undersigned have caused this Amendment No. ___ to the Proceeds Account Pledge Agreement to be executed in the presence of the undersigned witnesses.

Company:
VESPER S.A.



By:                                         By:
   -------------------------------             --------------------------------
Name:                                       Name:
Title:                                      Title:


Proceeds Collateral Agent:
LASALLE BANK NATIONAL ASSOCIATION



By:                                         By:
   -------------------------------             --------------------------------
Name:                                       Name:
Title:                                      Title:


Fund Administrator:
BANCO DE INVESTIMENTOS CREDIT SUISSE FIRST BOSTON GARANTIA S.A.



By:                                         By:
   -------------------------------             --------------------------------
Name:                                       Name:
Title:                                      Title:


Witnesses:



-----------------------------               -----------------------------------
Name:                                       Name:
ID:


             Notice of Responsible Officers (Qualcomm/Ericsson NPA)

                                                                      EXHIBIT D

                                    FORM OF
                       NOTICE OF CONVERSION/CONTINUATION


TO:      ABN AMRO BANK N.V., AS
         ADMINISTRATIVE AGENT
         ABN AMRO Bank N.V.
         Agency Services
         1325 Avenue of the Americas, 9th Floor
         New York, New York  10128
         Attention:  Linda Boardman

         Reference is hereby made to the Secured Note Purchase Agreement, dated as of December 13, 1999 (as the same may be amended, supplemented, replaced, renewed or otherwise modified from time to time, the "Note Purchase Agreement") by and among VESPER S.A., a sociedade anonima organized under the laws of Brazil (the "Company"); ABN AMRO BANK N.V. ("ABN AMRO") and QUALCOMM INCORPORATED, as initial Purchasers; the financial institutions and other entities that either now or in the future are parties thereto as Purchasers; ABN AMRO, as administrative agent for the Purchasers (in such capacity, ABN AMRO or any successor in such capacity is referred to herein as the "Administrative Agent"); and TELEFONAKTIEBOLAGET LM ERICSSON (PUBL.), individually.

         Capitalized terms used but not defined herein have the meanings assigned to them in the Note Purchase Agreement (including terms defined therein by reference to the Common Terms Agreement (as defined therein)).

         Pursuant to Section 2.3(c) of the Note Purchase Agreement:

         {FOR CONVERSION OF BASE RATE INTO EURO-DOLLAR RATE}

         The Company hereby requests to convert $_______________ of presently outstanding Base Rate Notes on ______________, ____ into Euro-Dollar Rate Notes with an Interest Period of ___________ month(s) expiring on ______________, _________. Evidence of the Prior Approval for the requested conversion is attached as an appendix hereto.

         {FOR CONVERSION OF EURO-DOLLAR RATE INTO BASE RATE}

         The Company hereby requests to convert $_______________ of presently outstanding Euro-Dollar Rate Notes, with an Interest Period of ___________ expiring on ______________, ____ into Base Rate Notes. Evidence of the Prior Approval for the requested conversion is attached as an appendix hereto.


           Notice of Conversion/Continuation (Qualcomm/Ericsson NPA)

         {FOR CONTINUATION OF EURO-DOLLAR RATE}

         The Company hereby requests to continue $_______________ of presently outstanding Euro-Dollar Rate Notes with an Interest Period of ___________ month(s) expiring on ______________, ____ as Euro-Dollar Rate Notes with an Interest Period of ___________ month(s) expiring on ______________, _________.

         Date:                   ,     .
                -----------------  ----

                                    VESPER S.A., a sociedade anonima organized under the laws of Brazil



                                    By:
                                       -----------------------------------
                                    Name:
                                         ---------------------------------
                                    Title:
                                          --------------------------------


           Notice of Conversion/Continuation (Qualcomm/Ericsson NPA)

                                                                      EXHIBIT E

                                    FORM OF
                         COMMITMENT INCREASE AGREEMENT

                          Dated               ,
                                --------------  -----

TO:      ABN AMRO BANK N.V., AS
         ADMINISTRATIVE AGENT
         ABN AMRO Bank N.V.
         Agency Services
         1325 Avenue of the Americas, 9th Floor
         New York, New York  10128
         Attention:  Linda Boardman

         VESPER S.A.
         Avenida Republica do Chile, 500,
         25 degrees andar
         Centro Rio de Janiero - RJ
         Brazil
         Attention: Robert Birch

         Reference is hereby made to the Secured Note Purchase Agreement, dated as of December 13, 1999 (as the same may be amended, supplemented, replaced, renewed or otherwise modified from time to time, the "Note Purchase Agreement") by and among VESPER S.A., a sociedade anonima organized under the laws of Brazil (the "Company"); ABN AMRO BANK N.V. ("ABN AMRO") and QUALCOMM INCORPORATED, as initial Purchasers; the financial institutions and other entities that either now or in the future are parties thereto as Purchasers; ABN AMRO, as administrative agent for the Purchasers (in such capacity, ABN AMRO or any successor in such capacity is referred to herein as the "Administrative Agent"); and TELEFONAKTIEBOLAGET LM ERICSSON (PUBL.), individually.

         Capitalized terms used but not defined herein have the meanings assigned to them in the Note Purchase Agreement (including terms defined therein by reference to the Common Terms Agreement (as defined therein)).

         Pursuant to Section 2.5 of the Note Purchase Agreement:

         1. The undersigned Purchaser or Eligible Assignee agrees to an increase in its Commitment of $_______________ or to a Commitment of $_______________.



             Commitment Increase Agreement (Qualcomm/Ericsson NPA)
                                       1

         2. The undersigned Purchaser or Eligible Assignee agrees that it shall be a Purchaser with reference to the increase in its Commitment or to the Commitment stated in paragraph 1 hereof.

         3. Except as is otherwise provided in Section 2.5(a) of the Note Purchase Agreement, effective upon the due execution and delivery to the Company and the Administrative Agent of this Commitment Increase Agreement, the undersigned Purchaser or Eligible Assignee shall have an aggregate Commitment of $_______________.

         4. THIS COMMITMENT INCREASE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF NEW YORK.

                                           [NAME OF PURCHASER/ELIGIBLE ASSIGNEE]


                                           By:
                                              ----------------------------------
                                           Name:
                                                --------------------------------
                                           Title:
                                                 -------------------------------

Accepted this _____ day of
                 ,
-----------------  ----

ABN AMRO BANK N.V., AS ADMINISTRATIVE AGENT

By:
   -----------------------------------
Name:
     ---------------------------------
Title:
      --------------------------------

By:
   -----------------------------------
Name:
     ---------------------------------
Title:
      --------------------------------



Accepted this _____ day of
                 ,
-----------------  ----

VESPER S.A.

By:
   -----------------------------------
Name:
     ---------------------------------
Title:
      --------------------------------


             Commitment Increase Agreement (Qualcomm/Ericsson NPA)
                                       2

By:
   -----------------------------------
Name:
     ---------------------------------
Title:
      --------------------------------


             Commitment Increase Agreement (Qualcomm/Ericsson NPA)
                                       3

                                                                      EXHIBIT F

                                    FORM OF
                            CANCELLATION CERTIFICATE

TO:      ABN AMRO BANK N.V., AS
         ADMINISTRATIVE AGENT
         ABN AMRO Bank N.V.
         Agency Services
         1325 Avenue of the Americas, 9th Floor
         New York, New York  10128
         Attention:  Linda Boardman


         QUALCOMM INCORPORATED
         5775 Morehouse Drive
         San Diego, California 92121-1714
         Attention:  Director, Finance

         TELEFONAKTIEBOLAGET LM ERICSSON
         Telefonvagen 30
         SE-126 25 Stockholm
         Sweden
         Attention:  EFC/Credit Administration

         Reference is hereby made to the Secured Note Purchase Agreement, dated as of December 13, 1999 (as the same may be amended, supplemented, replaced, renewed or otherwise modified from time to time, the "Note Purchase Agreement") by and among VESPER S.A., a sociedade anonima organized under the laws of Brazil (the "Company"), ABN AMRO BANK N.V. ("ABN AMRO") and QUALCOMM INCORPORATED, as initial Purchasers; the financial institutions and other entities that either now or in the future are parties thereto as Purchasers; ABN AMRO, as administrative agent for the Purchasers (in such capacity, ABN AMRO or any successor in such capacity is referred to herein as the "Administrative Agent"); and TELEFONAKTIEBOLAGET LM ERICSSON (PUBL.), individually.

         Capitalized terms used but not defined herein have the meanings assigned to them in the Note Purchase Agreement (including terms defined therein by reference to the Common Terms Agreement (as defined therein)).

         This Cancellation Certificate is being delivered pursuant to Section 2.5(f) of the Note Purchase Agreement. As of the date hereof, the undersigned, in his or her capacity as chief financial officer of the Company, certifies as follows:


                Cancellation Certificate (Qualcomm/Ericsson NPA)
                                       1

         1. I have reviewed the terms of the Note Documents and have made, or have caused to be made under my supervision, a review in reasonable detail of the transactions and condition of the Company as of the date hereof.

         2. Such review has revealed that, for the reason(s) indicated below, the Company may exercise its right, pursuant to Section 2.5(f) of the Note Purchase Agreement, to terminate in whole or permanently reduce in part the Commitments of the Purchasers:(1)

                  [ ] Availability of alternative funds at least equal to the amount of the Commitments requested to be terminated or reduced.

                  [ ] The Commitments requested to be terminated or reduced are no longer required by the Company to complete the Project.

         3. The Company has set forth, in Appendix A hereto, the reasons, in reasonable detail, for such termination or reduction and financial projections for the Company supporting the statements made in paragraph 2 hereof.

         4. The Company desires to terminate or reduce the Commitments of the Purchasers as of ______________, _____, in the amount of $________________.(2)





-----------------------


(1) Check the box indicating applicable basis for the exercise of the right to terminate in whole or permanently reduce in part.

(2) Such termination or reduction to be made on a pro rata basis in an amount not less than the Commitment Usage of all Lenders as of the date hereof and in minimum amount of $5,000,000 and integral multiples of $1,000,000.



                Cancellation Certificate (Qualcomm/Ericsson NPA)
                                       2

         The undersigned has executed this Cancellation Certificate as of the ___th day of _______________, _____.



                                    VESPER S.A., a sociedade anonima organized under the laws of Brazil



                                    By:
                                       ----------------------------------------
                                    Name:
                                         --------------------------------------
                                    Title: Chief Financial Officer


Acknowledged this _____ day of
                 ,
-----------------  ----

ABN AMRO BANK N.V., AS ADMINISTRATIVE AGENT

By:
    -------------------------------
Name:
     ------------------------------
Title:
      -----------------------------


By:
    -------------------------------
Name:
     ------------------------------
Title:
      -----------------------------


Accepted this _____ day of
         ,
---------  ------------

QUALCOMM INCORPORATED


By:
    -------------------------------
Name:
     ------------------------------
Title:
      -----------------------------


Accepted this _____ day of
                 ,
-----------------  ----


                Cancellation Certificate (Qualcomm/Ericsson NPA)
                                       3

TELEFONAKTIEBOLAGET
LM ERICSSON (PUBL.)

By:
    -------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

By:
    -------------------------------
Name:
     ------------------------------
Title:
      -----------------------------

                Cancellation Certificate (Qualcomm/Ericsson NPA)

                                   APPENDIX A

            REASONS FOR TERMINATION/REDUCTION; FINANCIAL PROJECTIONS





                Cancellation Certificate (Qualcomm/Ericsson NPA)

                                                                    EXHIBIT G-1

                       FORM OF ASSIGNMENT AND ACCEPTANCE
                                 (NON-RECOURSE)

                           Dated               ,
                                 --------------  ----

TO:      ABN AMRO BANK N.V., AS
         ADMINISTRATIVE AGENT
         ABN AMRO Bank N.V.
         Agency Services
         1325 Avenue of the Americas, 9th Floor
         New York, New York  10128
         Attention:  Linda Boardman

         Reference is hereby made to the Secured Note Purchase Agreement, dated as of December 13, 1999 (as the same may be amended, supplemented, replaced, renewed or otherwise modified from time to time, the "Note Purchase Agreement") by and among VESPER S.A., a sociedade anonima organized under the laws of Brazil (the "Company"); ABN AMRO BANK N.V. ("ABN AMRO") and QUALCOMM INCORPORATED, as initial Purchasers; the financial institutions and other entities that either now or in the future are parties thereto as Purchasers; ABN AMRO as administrative agent for the Purchasers (in such capacity, ABN AMRO or any successor in such capacity is referred to herein as the "Administrative Agent"); and TELEFONAKTIEBOLAGET LM ERICSSON (PUBL.), individually.

         Capitalized terms used but not defined herein have the meanings assigned to them in the Note Purchase Agreement (including terms defined therein by reference to the Common Terms Agreement (as defined therein)).

         ____________________ (the "Assignor") and __________________ (the
"Assignee") agree as follows:

         1. Subject to Section 3 below, the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, WITHOUT RECOURSE, a __________% interest in and to all of the Assignor's rights and obligations under the Note Purchase Agreement and the other Note Documents as of the Effective Date (as defined below), including, without limitation, such percentage interest in the Assignor's Commitment as is in effect on the Effective Date (as defined below) and the Notes held by the Assignor on the Effective Date, but specifically excluding all of the Assignor's rights and obligations [***].

         2. The Assignor (a) represents and warrants that, as of the date hereof, its Commitment (without giving effect to assignments thereof which have not yet become effective)

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.


         Non-Recourse Assignment and Acceptance (Qualcomm/Ericsson NPA)
                                       1
is $_____________; (b) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (c) makes no representation or warranty and assumes no responsibility with respect to the existence, priority or value of any Lien on any Collateral, any statements, warranties or representations made in or in connection with the Note Purchase Agreement or any of the other Note Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Note Purchase Agreement, any of the other Note Documents or any other instrument or document furnished pursuant thereto; (d) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company Parties or any of their respective obligations under the Note Documents or any other instrument or document furnished pursuant thereto; and (e) attaches the Notes referred to in paragraph 1 above and requests that the Administrative Agent exchange such Notes for new Notes as follows: Notes, dated ____________, ________ in the respective principal amounts of $___________________, $___________________ and _______________ payable to the Assignor or its registered assigns, and Notes, dated ________________________, ________ in the respective principal amount of $_________________, $___________________ and
$___________________ payable to the Assignee or its registered assigns.

         3. The Assignee (a) confirms that it has received a copy of the Note Purchase Agreement and the other Note Documents, together with copies of the financial statements referred to in Section 2.1 and 4.1 of the Common Terms Agreement prior to the date hereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (b) agrees that it will, independently and without reliance upon the Administrative Agent or any other Purchaser Party, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Note Purchase Agreement or the other Note Documents; (c) appoints and authorizes the Administrative Agent and the Collateral Agent to take such actions on its behalf and to exercise such powers under the Note Documents as are delegated to such agent by the terms thereof, together with such powers as are reasonably incidental thereto; (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Note Purchase Agreement or the other Note Documents are required to be performed by it as a Purchaser; (e) specifies as its address for notices the office set forth beneath its name on the signature pages hereof; and (f) attaches (i) in the case of an Assignee as to which, in the reasonable judgment of such Assignee, payments under the Note Purchase Agreement or the other Note Documents are exempt from withholding tax of the United States of America or other applicable jurisdiction, or are subject to such tax at a reduced rate under an applicable tax treaty, a properly completed and executed Internal Revenue Service Form 4224 or 1001 or other applicable form, certificate or document prescribed by the Internal Revenue Service of the United States or the appropriate taxing authority of any relevant jurisdiction certifying as to the Assignee's entitlement to such exemption or reduced rate with respect to all such payments, or (ii) in the case of an Assignee as to which, in the reasonable judgment of such Assignee, such an exemption or reduced rate of tax is not allowable with respect to payments under the Note Purchase Agreement and the other Note Documents, a

         Non-Recourse Assignment and Acceptance (Qualcomm/Ericsson NPA)
                                       2
statement of the Assignee indicating that no such exemption or reduced rate is allowable with respect to such payments.

         4. Following the execution of this Assignment and Acceptance it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent, if the Administrative Agent accepts such Assignment and Acceptance in its discretion. The effective date of this Assignment and Acceptance shall be ____________________ or the date on which the Administrative Agent accepts this Assignment and Acceptance, whichever is later (the "Effective Date"). If the Administrative Agent shall fail to accept and record this Assignment and Acceptance prior to the expiration of ____ days after the date hereof, this Assignment and Acceptance shall be without force and effect for any purpose, and the Assignor shall remain the owner of the interest in the Assignor's rights and obligations under the Note Documents purported to be sold hereby.

         5. Upon acceptance and recording by the Administrative Agent, if any, as of the Effective Date, (a) the Assignee shall be a party to the Note Purchase Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Purchaser thereunder and under the other Note Documents and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Note Purchase Agreement and the other Note Documents.

         6. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments under the Note Purchase Agreement and the other Note Documents in respect of the interest assigned hereby (including all payments of principal, interest and Fees) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Note Purchase Agreement and the other Note Documents for periods prior to the Effective Date directly between themselves.

         Non-Recourse Assignment and Acceptance (Qualcomm/Ericsson NPA)
                                       3

         7. THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF NEW YORK.

                                            [NAME OF ASSIGNOR]



                                            By:
                                            Name:
                                            Title:
                                            After the Effective Date:
                                              Commitment:  $
                                              Aggregate Principal Amount of
                                              Notes Outstanding:  $

                                            [NAME OF ASSIGNEE]



                                            By:
                                            Name:
                                            Title:
                                            Notice Address:
                                            After the Effective Date:
                                              Commitment:  $
                                              Aggregate Principal Amount of
                                              Notes Outstanding:  $

Accepted this _______ day of
                 ,
-----------------  ----

ABN AMRO BANK N.V., AS ADMINISTRATIVE AGENT

By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------


By:
   ------------------------------
Name:
     ----------------------------
Title:
      ---------------------------


         Non-Recourse Assignment and Acceptance (Qualcomm/Ericsson NPA)

                                                                    EXHIBIT G-2


                                    FORM OF
                           ASSIGNMENT AND ACCEPTANCE
                                   (RECOURSE)



                       Dated as of               ,
                                   --------------  -----

         Reference is hereby made to (a) the Secured Note Purchase Agreement, dated as of December 13, 1999, (as the same may be amended, supplemented, replaced, renewed or otherwise modified from time to time, the "Note Purchase Agreement") by and among VESPER S.A., a sociedade anonima organized under the laws of Brazil (the "Company"), ABN AMRO BANK N.V. ("ABN AMRO") and QUALCOMM INCORPORATED ("Qualcomm") as initial Purchasers, the financial institutions and other entities that either now or in the future are parties thereto as Purchasers, ABN AMRO, as Administrative Agent for the Purchasers (in such capacity, ABN AMRO or any successor in such capacity is referred to herein as the "Administrative Agent"), and TELEFONAKTIEBOLAGET LM ERICSSON (PUBL.) ("Ericsson"), individually, [***].

         Terms with initial capital letters used but not defined herein have the meanings assigned to them in the Note Purchase Agreement (including terms defined therein by reference to the Common Terms Agreement (as defined therein)).

         ____________________ (the "Assignor") and __________________ (the
"Assignee") agree as follows:

         1. Subject to Section 3 below, the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, WITH RECOURSE to [***] [the Assignor](1) to the same extent [***] with respect to the Assignor, a __________% interest in and to all of the Assignor's rights and obligations under [***] the Note Purchase Agreement and the other Note Documents as of the Effective Date


-----------------------

(1)  To be used if Ericsson is the Assignor.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.


         Non-Recourse Assignment and Acceptance (Qualcomm/Ericsson NPA)
                                       5

(as defined below), including, without limitation, such percentage interest in the Assignor's Commitment as is in effect on the Effective Date, the amounts outstanding under the Notes owing to the Assignor on the Effective Date, and the Notes held by or for the Assignor on the Effective Date.

         2. The Assignor (a) represents and warrants that, as of the date hereof, its Commitment (without giving effect to assignments thereof which have not yet become effective) is $_____________ and the Assignor agrees that its Commitment shall not change during the period from the date hereof to and including the Effective Date other than as a result hereof; (b) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (c) makes no representation or warranty and assumes no responsibility with respect to the existence, priority or value of any Lien on any Collateral, any statements, warranties or representations made in or in connection with the Note Purchase Agreement or any of the other Note Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of [***], the Note Purchase Agreement or any of the other Note Documents or any other instrument or document furnished pursuant thereto; (d) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any of the Company Parties or [***] the performance or observance of any of their respective obligations under the Note Documents or [***] any other instrument or document furnished pursuant thereto; and (e) requests that the Administrative Agent exchange the Notes referred to in paragraph 1 above on the Effective Date for new Notes as follows: [a Note, in the principal face amount of $___________________, payable to the Assignor or its registered assigns, and](2) a Note, in the principal face amount of $_________________ payable to the Assignee or its registered assigns and (f) represents and warrants that the Interest Period applicable to each Euro-Dollar Rate Note outstanding as of the Effective Date, if any, ends on the Effective Date.

         3. The Assignee (a) confirms that it has received a copy of [***], the Note Purchase Agreement and the other Note Documents (other than the Administrative Agent's Letter), and the Paying Agency Agreement, together with copies of the financial statements of the Company referred to in Section 4.1 of the Common Terms Agreement or delivered pursuant to Section 2.1 thereof prior to the date hereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (b) agrees that it will, independently and without reliance upon the Administrative Agent or the Collateral Agent or any other Purchaser Party, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under [***], the Note Purchase Agreement


---------------------

(2)  To be used for partial assignments.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.


         Non-Recourse Assignment and Acceptance (Qualcomm/Ericsson NPA)
                                       6
or the other Note Documents; (c) appoints and authorizes the Administrative Agent and the Collateral Agent to take such actions on its behalf and to exercise such powers under the [***] Note Documents as are respectively delegated to the Administrative Agent and the Collateral Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms hereof and of the Note Purchase Agreement or the other Note Documents are required to be performed by it as a Purchaser; (e) specifies as its address for notices the office set forth beneath its name on the signature pages hereof; and (f) attaches (i) in the case of an Assignee as to which, in the reasonable judgment of such Assignee, payments under [***] the Note Purchase Agreement or the other Note Documents are exempt from withholding tax of the United States of America or other applicable jurisdiction, or are subject to any such tax at a reduced rate under an applicable tax treaty, a properly completed and executed Internal Revenue Service Form 4224 or 1001 or other applicable form, certificate or document prescribed by the Internal Revenue Service of the United States or the appropriate taxing authority of any relevant jurisdiction certifying as to the Assignee's entitlement to such exemption or reduced rate with respect to all such payments, or (ii) in the case of an Assignee as to which, in the reasonable judgment of such Assignee, such an exemption or reduced rate of tax is not allowable with respect to payments under [***] the Note Purchase Agreement and the other Note Documents, a statement of the Assignee indicating that no such exemption or reduced rate is allowable with respect to such payments.

         4. Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for recording by the Administrative Agent. The effective date of this Assignment and Acceptance shall be the date first above written (the "Effective Date").

         [***]

         [5][6]. Upon recording by the Administrative Agent, as of the Effective Date, (a) the Assignee shall be a party to the Note Purchase Agreement and, to the extent provided in this Assignment and Acceptance, shall have the rights and obligations of a Purchaser thereunder,

----------------

(3) To be used to include the economic arrangements among the Assignor, the Assignee [***] if any.

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

         Non-Recourse Assignment and Acceptance (Qualcomm/Ericsson NPA)
                                       7
under the other Note Documents, [***] [, and under the Addendum], and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Note Purchase Agreement, the other Note Documents, [***] and the Addendum].

         [6][7]. Upon recording, from and after the Effective Date, the Administrative Agent shall make all payments under the Note Purchase Agreement and the other Note Documents in respect of the interest assigned hereby (including all payments of principal, interest and Fees) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Note Purchase Agreement and the other Note Documents for periods prior to the Effective Date directly between themselves.

         [7][8]. Delivery of an executed signature page hereof by telecopy transmission from one party hereto to another shall constitute effective and binding execution and delivery hereof by such party. This Assignment and Acceptance may be executed by the parties hereto in any number of separate counterparts, each of which, when so executed and delivered, shall be an original, and all of which counterparts, taken together, shall constitute one and the same instrument.

          [THIS ASSIGNMENT AND ACCEPTANCE CONTINUES ON THE NEXT PAGE]

[*] Certain material (indicated by an asterisk) has been omitted from this document pursuant to a request for confidential treatment. The omitted material has been filed separately with the Securities and Exchange Commission.

         Non-Recourse Assignment and Acceptance (Qualcomm/Ericsson NPA)

              [SIGNATURE PAGE 1 OF 5 OF ASSIGNMENT AND ACCEPTANCE]


         THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (OTHER THAN CHOICE OF LAW RULES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANY OTHER
JURISDICTION).




[NAME OF ASSIGNOR],
as Assignor and, individually, consenting and agreeing to the foregoing



By:
   --------------------------
Name:
Title:
Notice Address:
After the Effective Date:

Commitment:  $


         Non-Recourse Assignment and Acceptance (Qualcomm/Ericsson NPA)
                                       9

              [SIGNATURE PAGE 2 OF 5 OF ASSIGNMENT AND ACCEPTANCE]





[NAME OF ASSIGNEE]


By:
   -----------------------
Name:
Title:
Notice Address
After the Effective Date:

Commitment:  $


         Non-Recourse Assignment and Acceptance (Qualcomm/Ericsson NPA)
                                       10

              [SIGNATURE PAGE 3 OF 5 OF ASSIGNMENT AND ACCEPTANCE]







Accepted as of this _______ day of
                 ,
-----------------  -----:

ABN AMRO BANK N.V.,
as Administrative Agent

By:
   ------------------------------
   Name:
   Title:

By:
   ------------------------------
   Name:
   Title:


         Non-Recourse Assignment and Acceptance (Qualcomm/Ericsson NPA)
                                       11

              [SIGNATURE PAGE 4 OF 5 OF ASSIGNMENT AND ACCEPTANCE]

Acknowledged and Accepted as of this ________day of
              ,      :
-------------- ------

TELEFONAKTIEBOLAGET LM
ERICSSON (PUBL.),
Individually

By:
    -----------------------------
    Name:
    Title:







         Non-Recourse Assignment and Acceptance (Qualcomm/Ericsson NPA)
                                       12

              [SIGNATURE PAGE 5 OF 5 OF ASSIGNMENT AND ACCEPTANCE]



Consented to, as of this ___ day of ________, ______:

VESPER S.A.

By:
   ------------------------------
   Name:
   Title:



         Non-Recourse Assignment and Acceptance (Qualcomm/Ericsson NPA)
                                       13